                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                      AMONG


                       UNITED ASSET MANAGEMENT CORPORATION


                           THE SEVERAL BANKS AND OTHER
                             FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTIES HERETO


               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS AGENT


                                       AND


             THE FIRST NATIONAL BANK OF BOSTON, AS COLLATERAL AGENT



                          DATED AS OF NOVEMBER 18, 1994

                                TABLE OF CONTENTS


                                                                        PAGE


SECTION I.     DEFINITIONS AND ACCOUNTING TERMS. . . . . . . . . . . . . . 2

     1.1  Definitions.   . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.2  Accounting Terms and Determinations. . . . . . . . . . . . . . .19
     1.3  Other Definitional Terms.      . . . . . . . . . . . . . . . . .20


SECTION II     AMOUNTS AND TERMS OF LOANS. . . . . . . . . . . . . . . . .20

     2.1  Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . .20
     2.2  Notice of Borrowing. . . . . . . . . . . . . . . . . . . . . . .21
     2.3  Disbursement of Funds. . . . . . . . . . . . . . . . . . . . . .21
     2.4  Notes.     . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     2.5  Interest.  . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     2.6  Interest Periods.  . . . . . . . . . . . . . . . . . . . . . . .24
     2.7  Repayment of Loans . . . . . . . . . . . . . . . . . . . . . . .25
     2.8  Voluntary Termination or Reduction and
          Mandatory Reduction of Total Commitment. . . . . . . . . . . . .26
     2.9  Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . . .27
     2.10 Fees.      . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     2.11 Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . .29
     2.12 Interest Rate Not Ascertainable, Etc.. . . . . . . . . . . . . .29
     2.13 Illegality.. . . . . . . . . . . . . . . . . . . . . . . . . . .30
     2.14 Increased Costs; Capital Adequacy; Regulation D
          Compensation.. . . . . . . . . . . . . . . . . . . . . . . . . .31
     2.15 Change of Lending Office.. . . . . . . . . . . . . . . . . . . .34
     2.16 Funding Losses.  . . . . . . . . . . . . . . . . . . . . . . . .34
     2.17 Sharing of Payments, Etc.. . . . . . . . . . . . . . . . . . . .35


SECTION III    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . .35

     3.1  Organization and Qualification.. . . . . . . . . . . . . . . . .35
     3.2  Corporate Authority.   . . . . . . . . . . . . . . . . . . . . .36
     3.3  Valid Obligations.   . . . . . . . . . . . . . . . . . . . . . .36
     3.4  Governmental Approvals.. . . . . . . . . . . . . . . . . . . . .36
     3.5  Title to Properties; Absence of Encumbrances.. . . . . . . . . .36
     3.6  Financial Statements.. . . . . . . . . . . . . . . . . . . . . .37
     3.7  Changes.   . . . . . . . . . . . . . . . . . . . . . . . . . . .37
     3.8  Events of Default. . . . . . . . . . . . . . . . . . . . . . . .37
     3.9  Taxes.     . . . . . . . . . . . . . . . . . . . . . . . . . . .37
     3.10 Litigation.  . . . . . . . . . . . . . . . . . . . . . . . . . .38
     3.11 Use of Proceeds.   . . . . . . . . . . . . . . . . . . . . . . .38
     3.12 Subsidiaries.  . . . . . . . . . . . . . . . . . . . . . . . . .38
     3.13 Compliance with ERISA. . . . . . . . . . . . . . . . . . . . . .39

     3.14 Securities and Exchange Commission Registrations
          and Filings, Etc.    . . . . . . . . . . . . . . . . . . . . . .39
     3.15 Indebtedness.  . . . . . . . . . . . . . . . . . . . . . . . . .40
     3.16 Pledge Agreement and Security Agreement. . . . . . . . . . . . .40
     3.17 Revenue Sharing Agreements.. . . . . . . . . . . . . . . . . . .41
     3.18 Compliance with Laws.. . . . . . . . . . . . . . . . . . . . . .41
     3.19 Solvency.  . . . . . . . . . . . . . . . . . . . . . . . . . . .41


SECTION IV     CONDITIONS OF LOANS . . . . . . . . . . . . . . . . . . . .41

     4.1  Conditions Precedent to Effectiveness and to
          Initial Loans. . . . . . . . . . . . . . . . . . . . . . . . . .41
     4.2  Conditions Precedent to Each Loan. . . . . . . . . . . . . . . .44


SECTION V COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .45

     5.1  Financial Statements.    . . . . . . . . . . . . . . . . . . . .45
     5.2  Conduct of Business.   . . . . . . . . . . . . . . . . . . . . .47
     5.3  Maintenance of Insurance.. . . . . . . . . . . . . . . . . . . .47
     5.4  Taxes.     . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     5.5  Inspection by the Banks. . . . . . . . . . . . . . . . . . . . .48
     5.6  Maintenance of Books and Records.  . . . . . . . . . . . . . . .48
     5.7  Current Ratio. . . . . . . . . . . . . . . . . . . . . . . . . .48
     5.8  Cash Flow Ratios.. . . . . . . . . . . . . . . . . . . . . . .  48
     5.9  Consolidated Net Worth.  . . . . . . . . . . . . . . . . . . .  49
     5.10 Consolidated Liabilities for Borrowed Money to
          Consolidated Net Worth Ratio.  . . . . . . . . . . . . . . . .  49
     5.11 Senior Indebtedness to Capital Funds.  . . . . . . . . . . . .  49
     5.12 Limitations on Indebtedness.   . . . . . . . . . . . . . . . .  50
     5.13 Leases.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
     5.14 Restriction on Encumbrances.   . . . . . . . . . . . . . . . .  53
     5.15 Merger; Consolidation; Sale or Lease of Assets . . . . . . . .  55
     5.16 Additional Stock Issuance.   . . . . . . . . . . . . . . . . .  55
     5.17 Investments, Loans.  . . . . . . . . . . . . . . . . . . . . .  55
     5.18 Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     5.19 Notification of Default.   . . . . . . . . . . . . . . . . . .  56
     5.20 Notification of Material Litigation; Material
          Adverse Change.  . . . . . . . . . . . . . . . . . . . . . . .  56
     5.21 Change in Terms and Prepayment of Subordinated and
          Other Indebtedness.  . . . . . . . . . . . . . . . . . . . . .  57
     5.22 Pledged Collateral.  . . . . . . . . . . . . . . . . . . . . .  57
     5.23 Restricted Payments.   . . . . . . . . . . . . . . . . . . . .  59
     5.24 Contingent Payments.   . . . . . . . . . . . . . . . . . . . .  60
     5.25 Transactions with Affiliates.  . . . . . . . . . . . . . . . .  61
     5.26 Revenue Sharing Agreements.  . . . . . . . . . . . . . . . . .  61
     5.27 Further Assurances.  . . . . . . . . . . . . . . . . . . . . .  61
     5.28 Investment in Aldrich, Eastman & Waltch, L.P.  . . . . . . . .  61

SECTION VI     DEFAULTS. . . . . . . . . . . . . . . . . . . . . . . . .  61

     6.1  Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
     6.2  Remedies on Default.   . . . . . . . . . . . . . . . . . . . .  64
     6.3  Money Market Loans.  . . . . . . . . . . . . . . . . . . . . .  65


SECTION VII    THE AGENTS. . . . . . . . . . . . . . . . . . . . . . . .  65

     7.1  Appointment of Agents.   . . . . . . . . . . . . . . . . . . .  65
     7.2  Nature of Duties of Agents.  . . . . . . . . . . . . . . . . .  66
     7.3  Lack of Reliance on the Agents.. . . . . . . . . . . . . . . .  66
     7.4  Certain Rights of the Agents.  . . . . . . . . . . . . . . . .  67
     7.5  Reliance by Agents.  . . . . . . . . . . . . . . . . . . . . .  67
     7.6  Indemnification of Agents.   . . . . . . . . . . . . . . . . .  67
     7.7  Each Agent in its Individual Capacity.   . . . . . . . . . . .  68
     7.8  Holders of Notes.  . . . . . . . . . . . . . . . . . . . . . .  68
     7.9  Successor Agents.. . . . . . . . . . . . . . . . . . . . . . .  68


SECTION VIII   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . .  69

     8.1  Notices.   . . . . . . . . . . . . . . . . . . . . . . . . . .  69
     8.2  Expenses and Indemnity.  . . . . . . . . . . . . . . . . . . .  70
     8.3  Set-Off.   . . . . . . . . . . . . . . . . . . . . . . . . . .  71
     8.4  Application of Set-Offs.   . . . . . . . . . . . . . . . . . .  72
     8.5  Term of Agreement.   . . . . . . . . . . . . . . . . . . . . .  72
     8.6  Consents, Amendments, Waivers, etc.  . . . . . . . . . . . . .  73
     8.7  Benefit of Agreement.. . . . . . . . . . . . . . . . . . . . .  74
     8.8  Survival.  . . . . . . . . . . . . . . . . . . . . . . . . . .  75
     8.9  GOVERNING LAW.   . . . . . . . . . . . . . . . . . . . . . . .  75
     8.10 Jurisdiction.  . . . . . . . . . . . . . . . . . . . . . . . .  75
     8.11 No Third Party Rights.   . . . . . . . . . . . . . . . . . . .  76
     8.12 Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . .  76
     8.13 Partial Invalidity.  . . . . . . . . . . . . . . . . . . . . .  76
     8.14 Table of Contents and Captions.  . . . . . . . . . . . . . . .  76
     8.15 Effectiveness.   . . . . . . . . . . . . . . . . . . . . . . .  76
     8.16 Pledged Stock.   . . . . . . . . . . . . . . . . . . . . . . .  76
     8.17 Confidentiality. . . . . . . . . . . . . . . . . . . . . . . .  77
     8.18 Withholding Tax Exemption. . . . . . . . . . . . . . . . . . .  77
     8.19 WAIVER OF JURY TRIAL.  . . . . . . . . . . . . . . . . . . . .  78

EXHIBITS: A. . . . . . . . . . . . . . .  Commitments
          B. . . . . . . . . . . . . . .  Form of Confirmation and Amendment
          C. . . . . . . . . . . . . . .  Agreements Providing for Contingent
                                          Payments
          D. . . . . . . . . . . . . . .  Heitman Permitted Indebtedness and
                                          Encumbrances
          E-1. . . . . . . . . . . . . .  Form of Tranche A Note
          E-2. . . . . . . . . . . . . .  Form of Tranche B Note
          F. . . . . . . . . . . . . . .  Subordinated Indebtedness
          G. . . . . . . . . . . . . . .  Form of Subordination
                                          Agreement/Subordinated Note
          H. . . . . . . . . . . . . . .  Form of Notice of Borrowing
          I. . . . . . . . . . . . . . .  Encumbrances
          J. . . . . . . . . . . . . . .  Litigation
          K. . . . . . . . . . . . . . .  Subsidiaries
          L. . . . . . . . . . . . . . .  Subscription Rights, Warrants, etc.
          M-1. . . . . . . . . . . . . .  Opinion of Hill & Barlow
          M-2. . . . . . . . . . . . . .  Opinion of Wildman, Harrold, Allen
                                          & Dixon
          N. . . . . . . . . . . . . . .  Revenue and Contract Amortization
                                          History
          O. . . . . . . . . . . . . . .  Indebtedness

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT



          SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 18, 1994, by and among UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Company"), having its chief executive office at One International Place, 100 Oliver Street, Boston, Massachusetts 02110, the several banks and other financial institutions from time to time parties to this Agreement (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as collateral agent for the Banks (in such capacity, the "Collateral Agent", and together with the Agent, the "Agents"). All capitalized terms used herein and defined in
Section 1.1 are used herein as so defined.


                                R E C I T A L S:


          (A) The Company, the Banks, the Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 29, 1994 (the "Original Credit Agreement"), pursuant to which such Banks have agreed to make certain loans to the Company from time to time upon the terms and subject to the conditions therein set forth.

          (B) The Company has requested that the aggregate amount of the "Commitments" under the Original Credit Agreement be increased from $400,000,000 to $500,000,000, such amount to be allocated between two tranches of $400,000,000 and $100,000,000, respectively.

          (C) The parties hereto desire to make certain other amendments to the Original Credit Agreement, as more particularly set forth herein.

          (D) For convenience of reference, the Company, the Banks, the Agent and the Collateral Agent desire to amend and restate the Original Credit Agreement in its entirety.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Credit Agreement is hereby amended and restated to read in its entirety as follows:

                                   SECTION I.

DEFINITIONS AND ACCOUNTING TERMS

     1.1 DEFINITIONS. In addition to the terms defined above, capitalized terms used in this Agreement or in the Notes or in any certificate, report or other document made or delivered pursuant to this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          AFFILIATE. Of any Person means any other Person (i) directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise, (ii) which directly or indirectly beneficially owns or holds 5% or more of any class of voting stock of the Company or any of its Subsidiaries, (iii) 5% or more of any class of the voting stock of which is directly or indirectly owned or held by the Company or any of its Subsidiaries or
          (iv) which is a partnership in which the Company or any of its Subsidiaries is a general partner.

          AGREEMENT. This Agreement, including all schedules and exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          AMORTIZATION AMOUNT. The meaning assigned to such term in Section 5.11.

          APPLICABLE TRANCHE A CD RATE MARGIN. For any day during any fiscal quarter, the percentage indicated below opposite the applicable Level as at the last day of the second preceding fiscal quarter of the Company:

                    Applicable Tranche A CD
                    Rate Margin from the
                    Closing Date through          Applicable Tranche A
                    and including the             CD Rate Margin after
     Level          Conversion Date               Conversion Date
     -----          -----------------------       --------------------
       1                    .875%                         1.125%
       2                   1.000%                         1.250%
       3                   1.125%                         1.375%
       4                   1.375%                         1.625%


     APPLICABLE TRANCHE A COMMITMENT FEE RATE. For any day during any fiscal quarter of the Company, the percentage indicated below opposite the applicable

Level as at the last day of the second preceding fiscal quarter of the Company:

                                                 Applicable Tranche A
     Level                                       Commitment Fee Rate
     -----                                       ---------------------
       1                                                  .25%
       2                                                  .30%
       3                                                  .35%
       4                                                  .50%

     APPLICABLE TRANCHE A EURODOLLAR RATE MARGIN. For any day during any fiscal quarter of the Company, the percentage indicated below opposite the applicable Level as at the last day of the second preceding fiscal quarter of the Company:

                    Applicable Tranche A
                    Eurodollar Rate Margin        Applicable Tranche A
                    from the Closing Date         Eurodollar Rate
                    through and including         Margin after
     Level          the Conversion Date           the Conversion Date
     -----          ----------------------        ---------------------
       1                    .750%                         1.000%
       2                    .875%                         1.125%
       3                   1.000%                         1.250%
       4                   1.250%                         1.500%

     APPLICABLE TRANCHE B CD RATE MARGIN. For any day during any period set forth below, the percentage indicated below opposite such period:

                                               Applicable Tranche B
     Period                                    CD Rate Margin
     ------                                    --------------------
     Closing Date through 5/18/95                    1.125%
     5/19/95 through 8/18/95                         1.375%
     8/19/95 and thereafter.                         1.625%

     APPLICABLE TRANCHE B COMMITMENT FEE RATE. For any day during any period set forth below, the percentage indicated below opposite such period:

                                               Applicable Tranche B
     Period                                    Commitment Fee Rate
     ------                                    --------------------
     Closing Date through 5/18/95                    .375%
     5/19/95 and thereafter                          .50%

     APPLICABLE TRANCHE B EURODOLLAR RATE MARGIN. For any day during any period set forth below, the percentage indicated below opposite such period:

                                               Applicable Tranche B
     Period                                    Eurodollar Rate Margin
     ------                                    ----------------------
     Closing Date through 5/18/95                    1.00%
     5/19/95 through 8/18/95                         1.25%
     8/19/95 and thereafter.                         1.50%

     ASSESSMENT RATE. For any Interest Period, the net annual assessment rate (rounded upward, if necessary, to the next higher 1/100 of 1%) actually incurred by Morgan to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of Morgan in the United States during the most recent period for which such rate has been determined prior to the commencement of such Interest Period.

ASSIGNMENT OF PARTNERSHIP INTEREST. The Pledge and Assignment of Limited Partnership Interests, dated as of May 18, 1992, made by UAM Realty Advisors to the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

BAILEE NOTICE.  The meaning assigned to such term in Section 3.16(a).

BANKRUPTCY CODE. Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

BASE RATE. For any day, a rate per annum equal to the greater of (a) the Prime Lending Rate in effect on such day or (b) one-half of one percent (1/2%) per annum in excess of the Federal Funds Effective Rate in effect on such date. For purposes of this Agreement, any change in the Base Rate due to a change in the Prime Lending Rate shall be effective on the date such change in the Prime Lending Rate is announced, and any change in the Base Rate due to a change in the Federal Funds Effective Rate shall be effective on the effective date of such change in the Federal Funds Effective Rate. If for any reason Morgan shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain for any day the Federal Funds Effective Rate for any reason, including,without limitation, the inability or failure of Morgan to obtain sufficient bids or publications in accordance with the terms hereof, the Base Rate shall be the Prime

Lending Rate until the circumstances giving rise to such inability no longer exist.

BASE RATE LOAN.  Any Loan bearing interest at the rate provided in Section
2.5(a).

BKB.  The First National Bank of Boston, a national banking association.

BORROWED MONEY. Indebtedness incurred by any Person for borrowed money, whether secured or unsecured, senior or subordinated.

BORROWING.  A Tranche A Borrowing or a Tranche B Borrowing.

BUSINESS DAY. (i) For all purposes other than as covered by clause (ii) below, any day on which banks are not authorized or required to close in Boston, Massachusetts or New York, New York and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

CAPITAL FUNDS. Consolidated Net Worth plus (i)Subordinated Indebtedness outstanding on August 29, 1994 and(ii) Subordinated Indebtedness created after August 29, 1994 no portion of the principal of which is due and payable by the Company prior to a date 180 days following the Termination Date.

CASH FLOW. For any period of determination, all amounts that should, in accordance with GAAP, be included as income from operations before interest expense and taxes and before amortization of original issue discount, debt issue expense and value of acquired contracts, PLUS depreciation of real and personal property and leasehold improvements.

CD BASE RATE. With respect to each Interest Period,the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Rate Loan of such Reference

Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

CD RATE LOAN.  Any Loan bearing interest at the rate provided in Section
2.5(b).

CLOSING DATE.  November 18, 1994.

CODE. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as now or hereafter in effect, or any successor thereto.

COLLATERAL. Collectively, (a) the "Collateral" as such term is defined in each of the Pledge Agreement, the Subsidiaries Pledge Agreement, the Security Agreement, the Subsidiaries Security Agreement, the DSI Pledge Agreement, the Heitman Pledge Agreement, the UAM U.K. Holdings Pledge Agreement and the Assignment of Partnership Interest, and (b) to the extent not otherwise included in clause (a) above, and subject to the provisions of Section 5.22(c), all capital stock of any Subsidiary, hereafter created or acquired by the Company or by any Subsidiary of the Company.

COMMITMENT. For each Bank, such Bank's Tranche A Commitment and, in the case of each Tranche B Bank, such Tranche B Bank's Tranche B Commitment.

COMMITMENT AMOUNT. For each Bank, the aggregate amount of its Tranche A Commitment Amount and its Tranche B Commitment Amount, if any.

COMMITMENT PERCENTAGE. For each Bank, (i) at any time prior to the Tranche B Termination Date or the earlier termination of the Tranche B Commitments, such Bank's Total Commitment Percentage as specified on Exhibit A hereto, and (ii) thereafter, such Bank's Tranche A Commitment Percentage as specified on Exhibit A hereto, in each case as adjusted to reflect assignments pursuant to Section 8.7.

CONFIRMATION AND AMENDMENT.  The Guaranty and Security Documents
Confirmation and Amendment, dated as of the date here of, among the Company, the Guaranty Subsidiaries, the Banks and the Agents, substantially in the form of Exhibit B hereto, as the same may be amended, supplemented or otherwise modified from time to time.

CONSOLIDATED CASH FLOW. For any period of determination, Cash Flow of the Company and its Subsidiaries determined on a consolidated basis.

CONSOLIDATED DEBT SERVICE. At any date, (a) all amounts that should in accordance with GAAP be included, on a consolidated basis, as (i) payments of principal on Indebtedness scheduled to arise during the four (4) complete consecutive calendar quarters commencing with the quarter during which such date of determination arises and including the three (3) succeeding quarters and (ii) payments of interest due during the period consisting of the four (4)complete consecutive calendar quarters immediately preceding such date of determination, (including, for purposes of clause (i) and (ii) above, the Loans but excluding payments of principal on the Loans required to be made at the end of an Interest Period if amounts at least equal to such payments will be available (such prospective availability to be determined as of the date Consolidated Cash Flow is determined) to be simultaneously re-borrowed by the Company pursuant to the Commitments) PLUS (b) the aggregate of all amounts declared or paid (without duplication) as dividends on the capital stock of the Company during the period off our (4) complete calendar quarters immediately preceding such date of determination.

CONSOLIDATED NET WORTH. At any date the consolidated stockholders' equity of the Company and its Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31,1993 in the book value of any asset owned by the Company or a Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, trademarks,service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets; PROVIDED, HOWEVER, that Consolidated Net Worth shall include the net book value of investment advisory contracts acquired.

CONTINGENT PAYMENTS. Those amounts required to be paid in cash by the Company under existing or future agreements among the Company, any of its Subsidiaries and selling stockholders of any such Subsidiaries relating to the payment of additional purchase price for Subsidiaries contingent upon future operating performance of such Subsidiaries, including, without limitation, under the agreements set forth on Exhibit C hereto.

CONTROLLED GROUP. All members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under
Section 414(b) or 414(c) of the Code.

CONVERSION DATE. August 29, 1996 as such date may be amended from time to time.

CREDIT LYONNAIS. Collectively, Credit Lyonnais New York Branch, a branch duly licensed under the laws of the State of New York of Credit Lyonnais, a banking corporation organized and existing under the laws of the Republic of France, with respect to Base Rate Loans and CD Rate Loans,and Credit Lyonnais Cayman Island Branch, a branch duly licensed under the laws of the Cayman Islands of Credit Lyonnais, a banking corporation organized and existing under the laws of the Republic of France, with respect to Eurodollar Loans.

DEFAULT. Any event or condition which, with notice or lapse of time, or both, would constitute an Event of Default.

DEUTSCHE BANK. Collectively, Deutsche Bank AG, New York Branch, a branch duly licensed under the laws of the State of New York of Deutsche Bank AG, a banking corporation organized and existing under the laws of the Republic of Germany, with respect to Base Rate Loans and CD Rate Loans,and Deutsche Bank AG, Cayman Islands Branch, a branch duly licensed under the laws of the Cayman Islands of DeutscheBank AG, a banking corporation organized and existing under the laws of the Republic of Germany, with respect to Eurodollar Loans.

DOLLAR AND THE SIGN "$".  Lawful money of the United States of America.

DOMESTIC RESERVE PERCENTAGE. For any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves)for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Fixed CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

DSI. Dewey Square Investors Corporation, a Delaware corporation and a Subsidiary of UAM Holdings.

DSI GUARANTY. The DSI Guaranty, dated as of May 18, 1992, made by DSI in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

DSI PLEDGE AGREEMENT. The DSI Pledge Agreement dated as of May 18, 1992 made by DSI in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

EACH AGENT.  The Agent or the Collateral Agent.

ENCUMBRANCES. Any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor.

ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively,as now or hereafter in effect, or any successor thereto.

EURODOLLAR LOAN.  Any Loan bearing interest at the rate provided in Section
2.5(c).

EURODOLLAR RESERVE PERCENTAGE. For any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

EXCHANGE ACT. Securities Exchange Act of 1934, as now or hereafter in effect, or any successor thereto.

EVENT OF DEFAULT.  The meaning given to such term in Section 6.1.

FEDERAL FUNDS EFFECTIVE RATE. For any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate quoted to Morgan on such day on such transactions as determined by the Agent.

FIXED CD RATE. With respect to each Interest Period, a rate per annum determined pursuant to the following formula:

                    [    CDBR    ]*
          FCDR =    [ ---------- ]  + AR
                    [ 1.00 - DRP ].

          FCDR      =      Fixed CD Rate
          CDBR      =      CD Base Rate
           DRP      =      Domestic Reserve Percentage
            AR      =      Assessment Rate

     _________
     * The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

FIXED RATE LOAN. Any Loan made to the Company by the Banks as a CD Rate Loan or Eurodollar Loan.

GAAP. Generally accepted accounting principles in the United States of America in effect from time to time.

GUARANTEES. All guarantees, endorsements or other contingent or surety obligations with respect to Indebtedness of others, whether or not reflected on the balance sheet of a Person, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies, services or by way of stock purchase, capital contribution, advance or loan or otherwise, or to enter into a contract for any of the foregoing, for the purpose of providing financial support to any other Person.

GUARANTY SUBSIDIARIES. Collectively, UAM Holdings, UAM Trademark, UAM Investment, DSI, Heitman, UAM U.K. Holdings and UAM Realty Advisors.

HEITMAN. Heitman Financial Ltd., an Illinois corporation and a Subsidiary of the Company.

HEITMAN PERMITTED INDEBTEDNESS. The Indebtedness of Heitman and its Subsidiaries set forth on Exhibit D hereto.

HEITMAN GUARANTY. The Heitman Guaranty, dated as of August 25, 1993, made by Heitman in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

HEITMAN PLEDGE AGREEMENT. The Heitman Pledge Agreement, dated as of August 25, 1993, made by Heitman in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

INDEBTEDNESS. As applied to any Person, without duplication, (i) all obligations for Borrowed Money or other extensions of credit, whether or not secured, (ii)obligations representing the deferred purchase price of property or services other than Contingent Payments,(iii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iv) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired, whether or not the obligations secured thereby shall have been assumed, (v) all obligations as lessee under capital leases, (vi) all Unfunded Vested Liabilities, (vii) all Guarantees, and (viii) all contingent reimbursement obligations under or in respect of undrawn letters of credit.

INTEREST EXPENSE. For any period, interest expense for such period as determined on a consolidated basis for the Company and its Subsidiaries.

INTEREST PERIOD.  The meaning given to such term in Section 2.6.

INVESTMENT ADVISERS ACT. Investment Advisers Act of 1940, as now or hereafter in effect, or any successor thereto.

INVESTMENT AGREEMENT. The Investment Agreement, dated as of March 20, 1991, by and among the Company, UAM Realty Advisors, Aldrich, Eastman & Waltch, Inc. and certain stockholders of Aldrich, Eastman & Waltch, Inc.

LENDING OFFICE. For each Bank the office specified opposite such Bank's name on the signature pages here of with respect to each Type of Loan, or such other office as such Bank may designate in writing from time to time to the Company and the Agent with respect to such Type of Loan.

LEVEL. Level 1, Level 2, Level 3 or Level 4. The determination of the applicable Level as at the last day of any fiscal quarter of the Company shall be based upon the certificate (on which the Agent may conclusively rely absent manifest error) of the chief financial officer of the Company furnished to the Banks pursuant to Section 5.1(d) in respect of such fiscal quarter. In the event that the Company shall have failed to timely furnish the financial statements and reports required by subsections (a), (b) or
(d) of Section 5.1, the applicable Level shall be Level 4 until such financial statements and reports shall have been so furnished.

LEVEL 1. At any date of determination thereof, (i)Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on such date is more than 600% of Interest Expense for such period AND (ii) the ratio of
(A)consolidated liabilities for Borrowed Money of the Company and its Subsidiaries to (B) Total Capital is less than 0.5:1.0.

LEVEL 2. At any date of determination thereof, (i) Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on such date is more than 450% of Interest Expense for such period and (ii) the ratio of
(A) consolidated liabilities for Borrowed Money of the Company and its Subsidiaries to (B) Total Capital is less than 0.6:1.0.

LEVEL 3. At any date of determination thereof, (i) Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on such date is more than 300% of Interest Expense for such period and (ii) the ratio of
(A) consolidated liabilities for Borrowed Money of the Company and its Subsidiaries to (B) Total Capital is less than 0.7:1.0.

LEVEL 4. At any date of determination thereof, (i) Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on such date is equal to or less than 300% of Interest Expense for such period and (ii) the ratio of (A) consolidated liabilities for Borrowed Money of the Company and its Subsidiaries to (B) Total Capital is equal to or greater than 0.7:1.0.

LOAN.  Any Tranche A Loan or Tranche B Loan.

LOAN DOCUMENTS. Collectively, this Agreement, the Notes, the Security Documents, the Subsidiaries Guaranty,the DSI Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty, UAM U.K. Holdings Guaranty, the Confirmation and Amendment, the Trademark Subordination Agreement and any other instruments, documents and agreements referred to herein or related hereto in favor of the Agents, or either of them, or the Banks.

LONDON INTERBANK OFFERED RATE. With respect to each Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

MONEY MARKET LOANS. Loans made by a Bank to the Company of the type described in Section 5.12(m).

MORGAN. Morgan Guaranty Trust Company of New York, a New York banking corporation.

MURRAY JOHNSTONE. Murray Johnstone Holdings Limited, a company incorporated in Scotland and a Subsidiary of the Company.

NOTES.  Collectively, the Tranche A Notes and the Tranche B Notes.

NOTICE OF BORROWING.  The meaning given to such term in Section 2.2(a).

OBLIGATIONS. Any and all obligations of the Company to the Agent, the Collateral Agent or the Banks, of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, arising under or in connection with this Agreement, the Notes or any of the other Loan Documents or under or in connection with any Money Market Loan and including, without limitation, obligations to perform acts and refrain from taking action as well as obligations to pay money, which includes, without limitation, the Loans and the Money Market Loans.

ORIGINAL CREDIT AGREEMENT. The meaning given to such term in the Recitals hereto.

PARENT.  With respect to any Bank, any Person controlling such Bank.

PAYMENT OFFICE. The Agent's office located at 60 Wall Street, New York, New York 10260, ABA # 021000238, for credit to: Loan Department - Syndications Unit, Account No.999-99-090, Attention: Syndications Unit,
Reference: United Asset Management Corporation.

PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

PERMITTED BUSINESSES. The businesses of managing securities or other portfolios (including but not limited to real estate, timber and foreign currencies) and related activities, PROVIDED, HOWEVER, that the Relevant
Cash Flow of all Subsidiaries of the Company engaged primarily in the business of managing securities shall at all times equal or exceed sixty percent (60%) of the Relevant Cash Flow of all of the Company's
Subsidiaries. For any Subsidiary, the "Relevant Cash Flow" shall mean the greater of (i) the cash flow of such Subsidiary for the four complete consecutive fiscal quarters of such Subsidiary immediately preceding the acquisition (the "Acquisition") of such Subsidiary by the Company or a Subsidiary of the Company, and (ii) the projected cash flow (calculated, if applicable, as the "Base UAM Distribution" as defined in the Revenue
Sharing Agreement relating to such Subsidiary) of such Subsidiary for the four complete consecutive fiscal quarters of the Company immediately following the Acquisition, as determined by the Company at the time of the Acquisition and set forth in projections furnished to each Bank at least ten (10) days prior to the consummation of such Acquisition.

PERSON. A corporation, association, partnership, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

PLAN. Any employee pension or other benefit plan which is subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) established or maintained by the Company or any member of the Controlled Group or (ii) established or maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company or any member of the Controlled Group is making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

PLEDGE AGREEMENT. The Pledge Agreement, dated as of May 18, 1992, by and between the Company and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

PLEDGED STOCK. The shares of capital stock of Subsidiaries which are pledged by the Company, UAM Holdings, Heitman, UAM U.K. Holdings or DSI, as the case may be, to the Collateral Agent pursuant to the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement, the UAM U.K. Holdings Pledge Agreement or the DSI Pledge Agreement, as the case may be.

PRIME LENDING RATE. The rate which Morgan announces from time to time as its prime lending rate, as in effect from time to time.

RECOGNITION AGREEMENT. The Recognition Agreement, dated as of May 18, 1992, made by Aldrich, Eastman & Waltch, L.P., AEW Holdings, L.P., Aldrich, Eastman & Waltch, Inc. and the Agent, and consented to by the Company and UAM Realty Advisors, as the same may be amended, supplemented or otherwise modified from time to time.

REFERENCE BANKS.  Morgan and BKB.

REGULATION D, REGULATION G, REGULATION U AND REGULATION X. Regulation D, Regulation G, Regulation U and Regulation X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto.

REQUIRED BANKS. At any time, Banks holding more than 50% of the then aggregate unpaid principal amount of all Loans or, if no such principal amount is then outstanding,Banks having more than 50% of the aggregate amount of the Tranche A Total Commitment and the Tranche B Total
Commitment.

REVENUE SHARING AGREEMENTS. Agreements among the Company, any of its Subsidiaries and Persons comprising management of any such Subsidiaries, pursuant to which a portion of the revenues generated by such Subsidiary are paid to the Company, as the same may be amended, supplemented or otherwise modified from time to time.

SECURITY AGREEMENT. The Security Agreement, dated as of May 18, 1992, made by the Company in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

SECURITY DOCUMENTS. Collectively, the Security Agreement, the Subsidiaries Security Agreement, the Pledge Agreement, the Subsidiaries Pledge
Agreement, the DSI Pledge Agreement, the Heitman Pledge Agreement, the UAM U.K. Holdings Pledge Agreement and the Assignment of Partnership Interest.

SENIOR INDEBTEDNESS. All Indebtedness of the Company for Borrowed Money other than Subordinated Indebtedness.

SUBORDINATED INDEBTEDNESS. The Company's (i) Indebtedness set forth on Exhibit F hereto, and (ii) all future Indebtedness incurred by the Company which Indebtedness is specifically subordinated to the payment in full of all Obligations to the Banks pursuant to documentation substantially in the form of Exhibit G hereto or pursuant to terms and conditions satisfactory to the Required Banks.

SUBSIDIARIES GUARANTY. The Subsidiaries Guaranty, dated as of May 18, 1992, made by UAM Holdings, UAM Trademark and UAM Investment in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

SUBSIDIARIES PLEDGE AGREEMENT. The Subsidiaries Pledge Agreement dated as of May 18, 1992 made by UAM Holdings in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

SUBSIDIARIES SECURITY AGREEMENT. The Subsidiaries Security Agreement dated as of May 18, 1992 made by UAM Holdings, UAM Trademark and UAM Investment in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

SUBSIDIARY. A corporation of which a majority of the outstanding shares of stock of each class having or dinary voting power is owned by any Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

TERMINATION DATE.  August 29, 1999.

TOTAL CAPITAL. At any date, the sum of (i) Consolidated Net Worth and (ii) consolidated liabilities for Borrowed Money of the Company and its Subsidiaries.

TOTAL COMMITMENT. Collectively, the Tranche A Total Commitment and the Tranche B Total Commitment.

TRADEMARK SUBORDINATION AGREEMENT. The Subordination Agreement dated May 18, 1992 made by the Company and UAM Trademark in favor of the Banks and the Agents, as the same may be amended, supplemented or otherwise modified from time to time.

TRANCHE. (i) The Tranche A Commitments of the Bank sand Tranche A Loans made pursuant hereto or (ii) the Tranche B Commitments of the Tranche B Banks and Tranche B Loans made pursuant hereto.

TRANCHE A BORROWING. Each borrowing of Tranche A Loans pursuant to a Notice of Borrowing consisting of the same Type of Loans having the same Interest Period (except as otherwise provided in Sections 2.13 and 2.14) made by all of the Banks concurrently.

TRANCHE A COMMITMENT.  The meaning assigned to such term in Section 2.1(b).

TRANCHE A COMMITMENT AMOUNT. For each Bank, the amount set forth opposite such Bank's name on Exhibit A hereto as such Bank's "Tranche A Commitment Amount", as such amount may be reduced as provided in Section 2.8 or adjusted to reflect assignments pursuant to Section 8.7.

TRANCHE A COMMITMENT PERCENTAGE. For each Bank, the percentage set forth opposite such Bank's name on Exhibit A hereto as such Bank's "Tranche A Commitment Percentage", as adjusted to reflect assignments pursuant to
Section 8.7.

TRANCHE A LOAN. Any Loan made to the Company by the Banks hereunder pursuant to Section 2.1(a)(i).

     TRANCHE A NOTES. Promissory notes of the Company, each substantially in the form of Exhibit E-1 hereto with the blanks appropriately completed.

     TRANCHE A TOTAL COMMITMENT.  The aggregate of the Tranche
     A Commitment Amounts of the Banks, which shall initially be $400,000,000 and shall be reduced thereafter as provided in Section 2.8.

     TRANCHE B BANKS.  The Banks identified on Exhibit A as "Tranche B
     Banks".

     TRANCHE B BORROWING. Each Borrowing of Tranche B Loans pursuant to a Notice of Borrowing consisting of the same type of Loans having the same Interest Period (except as otherwise provided in Sections 2.13 and 2.14) made by all of the Tranche B Banks concurrently.

     TRANCHE B COMMITMENT.  The meaning assigned to such term in Section
     2.1(b).

     TRANCHE B COMMITMENT AMOUNT. For each Tranche B Bank, the amount set forth opposite such Tranche B Bank's name on Exhibit A hereto as such Tranche B Bank's "Tranche B Commitment Amount", as such amount may be reduced as provided in Section 2.8 or adjusted to reflect assignments pursuant to Section 8.7.

     TRANCHE B COMMITMENT PERCENTAGE. For each Tranche B Bank, the percentage set forth opposite such Tranche B Bank's name on Exhibit A hereto as such Bank's "Tranche B Commitment Percentage", as adjusted to reflect assignments pursuant to Section 8.7.

     TRANCHE B LOAN. Any Loan made to the Company by the Tranche B Banks hereunder pursuant to Section 2.1(a)(ii).

     TRANCHE B NOTES. Promissory notes of the Company, each substantially in the form of Exhibit E-2 hereto with the blanks appropriately completed.

     TRANCHE B TERMINATION DATE.  November 17, 1995.

     TRANCHE B TOTAL COMMITMENT. The aggregate of the Tranche B Commitment Amounts of the Banks, which shall initially be $100,000,000 and shall be reduced thereafter as provided in Section 2.8.

     TYPE.  Base Rate Loan, CD Rate Loan or Eurodollar Loan.

     UAM HOLDINGS. United Asset Management Holdings, Inc., a Delaware corporation and a Subsidiary of the Company.

     UAM TRADEMARK. United Asset Management Trademark, Inc., a Delaware corporation and a Subsidiary of the Company.

     UAM INVESTMENT. UAM Investment Corporation, a Delaware corporation and a Subsidiary of the Company.

     UAM REALTY ADVISORS. UAM Realty Advisors Investment Corporation, a Delaware corporation and a Subsidiary of UAM Holdings.

     UAM REALTY ADVISORS GUARANTY. The UAM Realty Advisors Guaranty, dated as of May 18, 1992, made by UAM Realty Advisors in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

     UAM U.K. HOLDINGS. United Asset Management U.K. Holdings, Inc., a Delaware corporation and a Subsidiary of the Company.

     UAM U.K. HOLDINGS GUARANTY. The UAM U.K. Holdings Guaranty, dated as of November 16, 1993, made by UAM U.K. Holdings in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

     UAM U.K. HOLDINGS PLEDGE AGREEMENT. The UAM U.K. Holdings Pledge Agreement, dated as of November 17, 1993, made by UAM U.K. Holdings in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

     UNFUNDED VESTED LIABILITIES. With respect to any Plan at any time, the amount (if any) by which the present value of all vested benefits under such Plan EXCEEDS the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date forsuch Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.


          1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

          1.3 OTHER DEFINITIONAL TERMS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Any reference in this Agreement to any statute or regulation or provision thereof shall be deemed to be a reference to such statute, regulation or provision, as amended from time to time, and to any successor statute, regulation or provision.


                                SECTION II


                        AMOUNTS AND TERMS OF LOANS

          2.1 COMMITMENTS.

          (a) Subject to and upon the terms and conditions herein set forth, (i) each Bank severally agrees, at any time and from time to time prior to the Termination Date, to make Tranche A Loans to the Company in an amount up to but not to exceed its Tranche A Commitment Amount in effect from time to time, and (ii) each Tranche B Bank severally agrees, at any time and from time to time prior to the Tranche B Termination Date, to make Tranche B Loans to the Company in an amount up to but not to exceed its Tranche B Commitment Amount in effect from time to time.

          (b) The Loans made pursuant hereto by each Bank shall, at the option of the Company, be either Base Rate Loans, CD Rate Loans or Eurodollar Loans; PROVIDED, THAT except as otherwise specifically provided herein all Loans made pursuant to the same Borrowing shall be of the same Type. The Tranche A Loans made pursuant hereto by the Banks shall not exceed in aggregate principal amount outstanding at any one time the Tranche A Total Commitment (each Bank's commitment to make Tranche A Loans hereunder, as the same may be adjusted to reflect assignments pursuant to
Section 8.7 or reduced pursuant to Sections 2.8 and 5.12(m) and otherwise from time to time, is herein referred to as its "Tranche A Commitment"). The Tranche B Loans made pursuant hereto by the Tranche B Banks shall not exceed in aggregate principal amount outstanding at any one time the Tranche B Total Commitment (each Tranche B Bank's commitment to make Tranche B Loans hereunder, as the same may be adjusted to reflect assignments pursuant to Section 8.7 or reduced pursuant to Section 2.8 and otherwise from time to time, is herein referred to as its "Tranche B Commitment"). There may be more than one Borrowing on any day. Within the foregoing limits and subject to the conditions set out in Section IV, the Company may borrow under this Section, repay under Section 2.7, prepay under Section 2.9 and reborrow.

          (c) The aggregate principal amount of each Borrowing hereunder shall be not less than $1,000,000, and in integral multiples of $500,000. No more than five (5) Borrowings shall be outstanding at any one time.

     2.2 NOTICE OF BORROWING.

          (a) Whenever the Company desires to make a Borrowing hereunder, it shall give the Agent (i) on the date of the requested Borrowing, written notice of each Base Rate Loan, (ii) at least two (2) Business Days' prior written notice of each CD Rate Loan and (iii) at least three (3) Business Days' prior written notice of each Eurodollar Loan to be made hereunder. Each such notice in respect of Fixed Rate Loans shall be given prior to 12:00 Noon (New York City time) on the date specified, and each such notice in respect of Base Rate Loans shall be given prior to 10:00 A.M. (New York City time) on the date specified. Each such notice (each, a "Notice of Borrowing") shall be irrevocable and specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, whether such Loans are to be Tranche A Loans or Tranche B Loans, the anticipated use of proceeds of such Borrowing, the aggregate amount of Money Market Loans to be outstanding on the date of Borrowing, the date of Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans, CD Rate Loans or Eurodollar Loans and (in the case of Fixed Rate Loans) the Interest Period to be applicable thereto. Each such Notice of Borrowing shall be substantially in the form of Exhibit H hereto.

          (b) Without in any way limiting the Company's obligation to provide written notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Company prior to receipt of a written confirmation. In each such case, the Company hereby waives the right to dispute the Agent's record of the terms of such telephonic notice.

          (c) The Agent shall promptly give each Bank notice of the proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

     2.3 DISBURSEMENT OF FUNDS.

          (a) No later than 12:00 Noon (New York City time) on the date of each Borrowing, (i) each Bank shall make available its Tranche A Commitment Percentage of the amount (if any) by which the principal amount of the Tranche A Borrowing requested to be made on such date exceeds the principal amount of Tranche A Loans (if any) maturing on such date, and (ii) each Tranche B Bank shall make available its Tranche B Commitment Percentage of the amount (if any) by which the principal amount of the Tranche B Borrowing requested to be made on such date exceeds the principal amount of Tranche B Loans (if any) maturing on such date, in each case in Dollars and in immediately available funds at the Payment Office, unless the Agent has determined that any applicable condition specified in Section IV has not been satisfied. The Agent will make available to the Company at the Payment Office the aggregate of the amounts (if any) so made available by the Banks. To the extent that Loans previously made by the Banks mature on the date of a requested Borrowing, the Banks shall apply the proceeds of the Loans they are then making, to the extent thereof, to the repayment of such maturing Loans, such Loans and repayments intended to be a contemporaneous exchange.

          (b) Unless the Agent shall have been notified by any Bank prior to the date of a Borrowing that such Bank does not intend to make available to the Agent such Bank's Tranche A Commitment Percentage of any Tranche A Borrowing to be made on such date (or, in the case of a Tranche B Borrowing, such Tranche B Bank's Tranche B Commitment Percentage of any Tranche B Borrowing to be made on such date), the Agent may assume that such Bank has made such amount available to the Agent on such date and the Agent may make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank on the date of Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Bank together with interest at the Federal Funds Effective Rate for each day (including to date such amount is made available by the Agent to the Company but excluding the date of payment by such Bank to the Agent) such amount is outstanding. If such Bank does not pay such corresponding amount, with interest, forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Company, and the Company shall immediately pay such corresponding amount to the Agent together with interest at the rate specified in Section 2.5(d). Nothing in this Section shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Company may have against any Bank as a result of any default by such Bank hereunder.

          (c) No Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder, and each Bank shall be obligated to make the

Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its Commitment hereunder.

     2.4 NOTES. The Company's obligation to pay the principal of and interest on the Tranche A Loans made by each Bank shall be evidenced by a Tranche A Note, and in the case of Tranche A Loans by Morgan, Deutsche Bank and Credit Lyonnais, by two Tranche A Notes, one evidencing the Company's obligations in respect of Base Rate Loans and CD Rate Loans, and the other evidencing the Company's obligations in respect of Eurodollar Loans. The Company's obligation to pay the principal of and interest on the Tranche B Loans made by each Tranche B Bank shall be evidenced by a Tranche B Note, and in the case of Tranche B Loans by Morgan, Deutsche Bank and Credit Lyonnais, by two Tranche B Notes, one evidencing the Company's obligations in respect of Base Rate Loans and CD Rate Loans, and the other evidencing the Company's obligations in respect of Eurodollar Loans. The date, amount, Type and, in case of a Fixed Rate Loan, the Interest Period with respect to the making or payment of each Loan made by a Bank shall be recorded on the schedule (or continuation thereof) attached to the applicable Note issued to such Bank. The failure to record, or any error in recording, any Loan or repayment on such schedule (or continuation thereof) shall not, however, affect the obligations of the Company hereunder or under any Note to repay the principal amount of the applicable Loans, together with all interest accruing thereon or any other amount due and payable under the Loan Documents. Each such schedule (or continuation thereof) as maintained by a Bank shall constitute PRIMA FACIE evidence of the outstanding amount of Loans evidenced by such Bank's Note. Any "Loans" (as defined in the Original Credit Agreement) outstanding under the Original Credit Agreement and the "Notes" issued pursuant thereto as of the Closing Date shall from and after the Closing Date be deemed to be outstanding Tranche A Loans under this Agreement and the Tranche A Notes.

     2.5  INTEREST.

          (a) The Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall be equal to the Base Rate in effect from time to time, plus, following the Conversion Date in the case of Tranche A Loans, one-quarter of one percent.

          (b) The Company agrees to pay interest in respect of the unpaid principal amount of each CD Rate Loan from the date thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the relevant Fixed CD Rate PLUS (i) in the case of Tranche A Loans, the Applicable Tranche A CD Rate Margin and (ii) in the case of Tranche B Loans, the Applicable Tranche B CD Rate Margin.

          (c) The Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the relevant London Interbank Offered Rate PLUS (i) in the case of Tranche A Loans, the Applicable Tranche A Eurodollar Rate Margin and (ii) in the case of Tranche B Loans, the Applicable Tranche B Eurodollar Rate Margin.

          (d) Overdue principal (whether by reason of maturity, acceleration or otherwise) and, to the extent permitted by law, overdue interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to two percent (2%) per annum in excess of the Base Rate in effect from time to time; PROVIDED, that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than two percent (2%) in excess of the rate of interest applicable thereto at maturity.

          (e) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof, and shall be payable (i) on the last day of the Interest Period applicable thereto, (ii) for an Interest Period in excess of three (3) months in the case of a Eurodollar Loan or ninety (90) days in the case of a CD Rate Loan, on each day which occurs every three (3) months or every ninety (90) days, respectively, after the initial date of such Interest Period, (iii) on the date of any prepayment (on the amount prepaid), (iv) at maturity (whether by acceleration or otherwise) and (v) after maturity, on demand.

          (f) The Agent, upon determining the Fixed CD Rate or the London Interbank Offered Rate for any Interest Period, shall promptly notify the Company and the Banks thereof.

          (g) In no event shall the rate of interest on any Loan exceed the maximum rate permitted by applicable law.

     2.6 INTEREST PERIODS. In connection with each Borrowing, the Company shall elect an interest period (each an "Interest Period") to be applicable to such Borrowing, which Interest Period shall (x) in the case of Base Rate Loans, be a 90 day period (y) in the case of CD Rate Loans, be either a 30, 60, 90 or 180 day period (or, in the case of Tranche A Loans, upon the prior written consent of all of the Banks, a 270 or 360 day period), and (z) in the case of Eurodollar Loans, be either a 1, 2, 3 or 6 month period (or, in the case of Tranche A Loans, upon the prior written consent of all of the Banks, a 9 or 12 month period); PROVIDED, THAT:

          (i) subject to clause (v) below, the Interest Period for any Loan shall commence on the date of such Loan;

          (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, THAT if any Interest Period in respect of a Eurodollar Loan (other than a Eurodollar Loan made pursuant to Section 2.13(b)) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iii) any Interest Period in respect of a Eurodollar Loan which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iv) below, end on the last Business Day of a calendar month;

          (iv) no Interest Period in respect of Tranche A Loans shall extend beyond any date upon which the Tranche A Total Commitment is scheduled to be reduced under Section 2.8(b) unless the aggregate principal amount of Tranche A Loans which are Base Rate Loans or which have Interest Periods which will expire on or before such date is equal to or in excess of the amount of any payment which would be required pursuant to Section
2.8 (including, without limitation, mandatory reduction payments) or prepayment which would be required pursuant to Section 2.9 in connection with any such Tranche A Total Commitment reduction; and no Interest Period in respect of Tranche B Loans shall extend beyond the Tranche B Termination Date; and

          (v) the Interest Period for a Loan which is converted pursuant to Section 2.13(b) shall commence on the date of such conversion and shall expire on the date on which the Interest Periods for the related Loans of the other Banks which were not converted expires.

     2.7 REPAYMENT OF LOANS. Each Loan shall mature, and the Company shall repay to each Bank the unpaid principal amount of each Loan made by such Bank hereunder, together with all accrued and unpaid interest thereon, on the last day of the Interest Period in respect of such Loan.

     2.8 VOLUNTARY TERMINATION OR REDUCTION AND MANDATORY REDUCTION OF TOTAL COMMITMENT.

          (a) The Company may, upon at least three (3) Business Days' written notice to the Agent, terminate entirely at any time, or proportionately reduce from time to time, in amounts at least equal to the aggregate of $5,000,000 and in integral multiples of $1,000,000, the unused portion of the Tranche A Total Commitment or the Tranche B Total Commitment, provided that (i) any such reduction in the Tranche A Total Commitment shall apply proportionately to the Tranche A Commitment of each Bank, and (ii) any such reduction in the Tranche B Total Commitment shall apply proportionally to the Tranche B Commitment of each Tranche B Bank.
If the Tranche A Total Commitment or the Tranche B Total Commitment is terminated in its entirety, all accrued fees in respect thereof shall be payable on the effective date of such termination. No reduction in whole or in part of the Tranche A Total Commitment or the Tranche B Total Commitment shall be subject to reinstatement, except pursuant to subsection
(c) below.

          (b) The Tranche A Total Commitment shall be automatically and permanently reduced on the Conversion Date to the aggregate amount of Tranche A Loans outstanding on such date. In addition, the Tranche A Total Commitment shall be automatically and permanently reduced further on the day corresponding to the Conversion Date in each of the third, sixth, ninth, twelfth, fifteenth, eighteenth, twenty-first, twenty-fourth, twenty-seventh, thirtieth, thirty-third and thirty-sixth month following the Conversion Date, by 1/12 of the aggregate amount of Tranche A Loans outstanding on the Conversion Date. The Tranche A Commitment Amount of each Bank shall be reduced by an amount equal to its Tranche A Commitment Percentage of the amount of each such reduction.

          (c) The Tranche A Total Commitment shall be further reduced by the amount of Money Market Loans, if any, outstanding at any one time, subject to reinstatement to the extent of the repayment of any such Money Market Loans. The Tranche A Commitment Amount of each Bank shall be reduced by an amount equal to its Tranche A Commitment Percentage of the amount of each such reduction.

          (d) The Tranche B Total Commitment shall be automatically and permanently reduced on the date of the incurrence by the Company of any Indebtedness of the type permitted by Section 5.12(o), by an amount equal to the principal amount of such Indebtedness. The Tranche B Commitment Amount of each Tranche B Bank shall be reduced by an amount equal to its Tranche B Commitment Percentage of the amount of each such reduction. The Tranche B Total Commitment shall be reduced to zero on the Tranche B Termination Date.

     2.9 PREPAYMENTS.

          (a) Concurrently with any reduction of the Tranche A Commitments pursuant to Section 2.8, the Company shall pay or prepay such amount of each Bank's outstanding Tranche A Loans, if any, as may be necessary so that after such prepayment the aggregate unpaid principal amount of such Bank's Tranche A Loans does not exceed the amount of such Bank's Tranche A Commitment Percentage of the Tranche A Total Commitment as then reduced. Concurrently with any reduction of the Tranche B Commitments pursuant to
Section 2.8, the Company shall pay or prepay such amount of each Tranche B Bank's outstanding Tranche B Loans, if any, as may be necessary so that after such prepayment the aggregate unpaid principal amount of such Tranche B Bank's Tranche B Loans does not exceed the amount of such Tranche B Bank's Tranche B Commitment Percentage of the Tranche B Total Commitment as then reduced; and if the Tranche B Commitments are reduced to zero the Tranche B Loans shall be paid in full. Each prepayment made pursuant to this Section shall be accompanied by all interest accrued on the amount prepaid to the date of such prepayment. Each prepayment of Tranche A Loans shall be applied to prepay the Tranche A Loans of the Banks in proportion to their respective Tranche A Commitment Percentages, and each prepayment of Tranche B Loans shall be applied to prepay the Tranche B Loans of the Tranche B Banks in proportion to their respective Tranche B Commitment Percentages.

          (b) The Company may, upon at least one (1) Business Day's irrevocable written notice to the Agent, prepay, without premium or penalty, the Loans at any time in whole, or from time to time in part, in amounts aggregating at least $1,000,000 and in integral multiples of $500,000, by paying the principal amount to be prepaid together with (i) accrued interest thereon to the date of prepayment and (ii) in the case of a prepayment of Fixed Rate Loans, any amounts payable to any Bank under
Section 2.16 as a result of such prepayment. Any such notice shall specify whether such prepayment is to be applied to Tranche A Loans or Tranche B Loans. Each such optional prepayment of Tranche A Loans shall be applied to prepay the Tranche A Loans of the Banks in proportion to their respective Tranche A Commitment Percentages. Each such optional prepayment of Tranche B Loans shall be applied to prepay the Tranche B Loans of the

Tranche B Banks in proportion to their respective Tranche B Commitment Percentages.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment.

2.10 FEES.

          (a) The Company shall pay to the Agent for the account of and in accordance with the Tranche A Commitment Percentage of each Bank a commitment fee for the period commencing on the Closing Date to and including the Termination Date (or such earlier date as the Tranche A Total Commitment shall have been terminated) computed at a rate equal to the Applicable Tranche A Commitment Fee Rate per annum as in effect from time to time on the average daily unused portion of the Tranche A Total Commitment (calculated, for purposes of this Section 2.10(a), without giving effect to any reduction in the Tranche A Total Commitment pursuant to Section 2.8(c)), payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing December 31, 1994, and on the Termination Date or such earlier date as the Tranche A Total Commitment shall be terminated.

          (b) The Company shall pay to the Agent for the account of and in accordance with the Tranche B Commitment Percentage of each Tranche B Bank a commitment fee for the period commencing on the Closing Date to and including the Tranche B Termination Date (or such earlier date as the Tranche B Total Commitment shall have been terminated) computed at a rate equal to the Applicable Tranche B Commitment Fee Rate per annum as in effect from time to time on the average daily unused portion of the Tranche B Total Commitment, payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing December 31, 1994, and on the Tranche B Termination Date or such earlier date as the Tranche B Total Commitment shall be terminated.

          (c) The Company shall pay to each Tranche B Bank on the Closing Date a facility fee equal to .125% of such Tranche B Bank's Tranche B Commitment Amount.

          (d) The Company shall pay to each Bank on the Closing Date an amendment fee equal to $10,000.

          (e) The Company shall pay to each Agent for its own account such fees as may from time to time be agreed upon pursuant to a separate agreement between the Company and such Agent.

          (f)  All fees payable hereunder shall be non-refundable.

2.11 PAYMENTS, ETC.

          (a) All payments by the Company under this Agreement shall be made without defense, set-off, counterclaim or claim of recoupment to the Agent not later than 11:00 A.M. (New York City time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. The Agent will promptly thereafter distribute funds in the form received relating to the payment of principal, interest or fees (other than the fees specified in Section 2.10(e)) (i) in respect of Tranche A Loans, to the Banks ratably in accordance with each Bank's Tranche A Commitment Percentage, and (ii) in respect of Tranche B Loans, to the Tranche B Banks in accordance with each Tranche B Bank's Tranche B Commitment Percentage, in each case for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Bank to such Bank for the account of its Lending Office.

          (b) Except as provided in Section 2.6(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal and, to the extent permitted by applicable law, interest, fees and any other amounts payable under any Loan Document, interest thereon shall be payable at the applicable rate during such extension, provided that if the next succeeding Business Day is a date beyond the Termination Date, payments to be made hereunder shall be due on the next preceding Business Day.

          (c) All computations of interest based upon the Prime Lending Rate shall be made on the basis of a year of 365 days, and all other computations of interest and fees shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes.

     2.12 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Agent is advised by the Reference Banks on or prior to the first day of any Interest Period for any Fixed Rate Loans that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period or the Agent shall have determined (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the London Interbank Offered Rate or the Fixed CD Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or the secondary certificate of deposit market, as the case may be, or any Bank's position in such markets, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of London Interbank Offered Rate or Fixed CD Rate, as the case may be, then, and in any such event, the Agent shall forthwith give notice to the Company and to the Banks of such determination. Until the Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Banks to make CD Rate Loans or Eurodollar Loans, as the case may be, shall be suspended, and the Banks shall make any requested CD Rate Loans or Eurodollar Loans, as the case may be, as a Base Rate Loan.


     2.13  ILLEGALITY.

          (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance or funding of any Fixed Rate Loan has become unlawful or impossible by compliance by such Bank in good faith with any applicable law, governmental rule, regulation, guideline or order, or any interpretation thereof (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, such Bank shall give prompt notice to the Company and to the Agent of such determination (which notice the Agent shall promptly transmit to the other Banks).

          (b) Upon the giving of the notice to the Company referred to in clause (a) above, (i) the Company's right to request and such Bank's obligation to make such type of Fixed Rate Loans shall be immediately suspended, and such Bank shall make a Loan as part of the requested
Borrowing of such Fixed Rate Loans as a Base Rate Loan with an Interest
Period for such Base Rate Loan identical to the Interest Period for such requested Fixed Rate Loans, notwithstanding clause (x) of Section 2.6, which such Base Rate Loan shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected Fixed Rate Loan or Loans are then outstanding, the Company shall immediately, or if permitted by applicable law, no later than the date permitted thereby, convert each such Loan into a Loan or Loans of a different Type with an Interest Period ending on the date on which the Interest Period applicable to the affected Fixed Rate Loan expires.

     2.14  INCREASED COSTS; CAPITAL ADEQUACY; REGULATION D COMPENSATION.

          (a) If, by reason of (x) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation, application or administration of any law, rule or regulation, or (y) the compliance with any guideline or request issued or made subsequent to the date hereof from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law and whether or not failure to comply therewith would be unlawful):

          (i) any Bank (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes, or its obligation to make Fixed Rate Loans, or there shall be a change in the basis of taxation of payments to any Bank of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or applicable Lending Office is located); or

          (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank's applicable Lending Office shall be imposed, modified or deemed applicable or any other condition affecting its Fixed Rate Loans or its obligation to make Fixed Rate Loans shall be imposed on any Bank or its applicable Lending Office or the London interbank market or the secondary certificate of deposit market;

and as a result thereof there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining Fixed Rate Loans (except to the extent already included in the determination of the applicable Fixed CD Rate for CD Rate Loans or the applicable London Interbank Offered Rate for Eurodollar Loans or in any calculations made pursuant to Section 2.14(d)), or there shall be a reduction in the amount received or receivable by such Bank or its applicable Lending Office, then the Company shall from time to time, upon written notice from and demand by such Bank (with a copy of such notice and demand to the Agent), pay the Agent for the account of such Bank, within five (5) Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify such Bank against such increased cost. A certificate as to the amount of such increased cost, submitted to the Company and the Agent by such Bank, shall, except for manifest error, be final, conclusive and binding for all purposes.

          (b) If at any time the Required Banks shall advise the Agent that because of the circumstances described in clauses (x) or (y) of Section 2.14(a) or any other circumstances arising after the Closing Date affecting such Banks or the London interbank market or the secondary certificate of deposit market or such Banks' position in such markets, the London Interbank Offered Rate or the Fixed CD Rate, as the case may be, as determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding any Fixed Rate Loans, then, and in any such event:

          (i) the Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Banks of such advice;

          (ii) the Company's right to request and the Banks' obligation to make any such affected Fixed Rate Loans shall be immediately suspended; and

          (iii) the Banks shall make Loans as part of the requested Borrowing of any such affected Fixed Rate Loans as Base Rate Loans.

          (c) without limiting the foregoing, in the event that any Bank shall have determined that the adoption or effectiveness subsequent to the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, or any change subsequent to the date hereof therein or in the interpretation, application or administration thereof, or compliance by any Bank (or its Parent) with any request or directive made or issued subsequent to the date hereof regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction, shall have the effect of increasing the amount of capital required to be maintained by such Bank (or its Parent) (including, without limitation, with respect to any Bank's Commitment) or of reducing the rate of return on such Bank's (or its Parent's) capital, then the Company shall from time to time, within five (5) days of written notice and demand from such Bank (with a





                                       -32
copy to the Agent), pay to the Agent, for the account of such Bank, additional amounts sufficient to compensate such Bank (or its Parent) for the cost of such additional required capital or reduced rate of return. A certificate as to the amount of such cost or reduced rate of return, submitted to the Company and the Agent by such Bank, shall absent manifest error, be final, conclusive and binding for all purposes.

          (d) For so long as any Bank maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Lending Office) of making or maintaining its Eurodollar Loans is increased, then such Bank may require the Company to pay, contemporaneously with each payment of interest on the Eurodollar Loans, additional interest on the related Eurodollar Loan of such Bank at a rate per annum up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one MINUS the Eurodollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Company and the Agent, in which case such additional interest on the Eurodollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to such Interest Period commencing at least three Business Days after the giving of such notice and (y) shall furnish to the Company at least five Business Days prior to each date on which interest is payable on the Eurodollar Loans an officer's certificate setting forth the amount to which such Bank is then entitled under this Section (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it). A certificate as to the amount of such additional interest, submitted to the Company and the Agent by such Bank, shall absent manifest error, be final, conclusive and binding for all purposes.


          (e) In the event that any Bank shall have requested any payment under subsections (a), (c), or (d) of this Section 2.14, the Company may, upon not less than thirty (30) days' notice to the Agent and such Bank, terminate entirely the Commitment of such Bank, provided that such termination shall only be effective upon the replacement of such Bank with another lender acceptable to the Agent with a Commitment equal to the Commitment of such Bank. Upon the effectiveness of such termination, the Company shall repay to such Bank the principal amount of all Loans of such Bank then outstanding, together with all accrued and unpaid interest, commitment fees and other amounts (including amounts payable in accordance with Section 2.16 as a result of such repayment) payable in connection therewith. The termination of any Bank's Commitment pursuant to this Section 2.14(e) shall not affect any amounts payable to such Bank under this Section 2.14.

          (f)   Notwithstanding anything to the contrary contained in this
Section 2.14, no Bank shall be entitled to payment by the Company in respect of any increased costs or capital requirements or reduced rate of return pursuant to subsections (a) or (c) of this Section 2.14 incurred more than ninety (90) days prior to the giving by such Bank to the Company of notice and demand for such payment in accordance with such applicable subsection. For purposes of this subsection (f), any such increased costs or capital requirements or reduced rate of return incurred as a result of the retroactive application of any law, rule, regulation, treaty, guideline, directive, request or order or of any change therein or interpretation, application or administration thereof (each of the foregoing, a "Change"), shall be deemed to have been incurred on the date of the effectiveness of such Change.

     2.15 CHANGE OF LENDING OFFICE. Each Bank agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Fixed Rate Loans affected by the matters or circumstances described in Sections 2.13 or subsections (a) through (d) of Section 2.14 or to take any other reasonable action to reduce the liability of the Company or avoid the results provided thereunder, so long as such designation or action is not disadvantageous to such Bank or contrary to its policies as determined by such Bank in its sole discretion.

     2.16 FUNDING LOSSES. The Company shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Bank to lenders of funds borrowed by it to make or carry its Fixed Rate Loans to the extent not recovered by the Bank in connection with the reemployment of such funds and including loss of anticipated profits), which the Bank may sustain:
(i) if for any reason (other than a default by such Bank) a borrowing of Fixed Rate Loans does not occur on the date specified therefor in a Notice of Borrowing, (ii) if any repayment or prepayment (or conversion pursuant to Section 2.13) of any of its Fixed Rate Loans occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, the Company defaults in its obligation to repay its Fixed Rate Loans when required by the terms of this Agreement.

     2.17 SHARING OF PAYMENTS, ETC. If, with respect to any Tranche, any Bank shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligation of the Company hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Banks participating in such Tranche, such Bank shall forthwith (i) notify each of the other Banks participating in such Tranche and the Agent of such receipt and (ii) purchase from the other Banks participating in such Tranche such participation in the affected obligations as shall be necessary to cause such purchasing Bank to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Bank or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.17 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.


                                   SECTION III

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks and the Agents to enter into this Agreement and to make Loans hereunder, the Company represents and warrants to the Banks that:

     3.1 ORGANIZATION AND QUALIFICATION. Each of the Company and its Subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated and (c) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction wherein the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the

Company and its Subsidiaries taken as a whole. Neither the Company nor any of the Guaranty Subsidiaries (i) is an "investment company" or a company controlled by an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or (ii) is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness other than usury laws.

     3.2 CORPORATE AUTHORITY. The execution, delivery and performance by the Company, and each Subsidiary party to any Loan Document, of this Agreement, the Notes and the other Loan Documents and the transactions contemplated hereby and thereby are within the corporate power and authority of the Company and each such Subsidiary, and have been authorized by all required proper corporate, shareholder and other action, and do not and will not contravene any provision of law, charter document or by-laws or contravene any provision of, or constitute an event of default or event which, with the lapse of time or the giving of notice, or both, would constitute an event of default under any other agreement, instrument or undertaking binding on the Company or any such Subsidiary.

     3.3 VALID OBLIGATIONS. This Agreement, the Notes, and each of the other Loan Documents and the transactions contemplated hereby and thereby and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of the Company and each Subsidiary party thereto, enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     3.4 GOVERNMENTAL APPROVALS. The execution, delivery and performance of this Agreement, the Notes and each of the other Loan Documents and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party except, in the case of the Security Documents, the filing of Uniform Commercial Code financing statements in all appropriate public offices.

     3.5 TITLE TO PROPERTIES; ABSENCE OF ENCUMBRANCES. Each of the Company and, to the knowledge of the Company after due inquiry, each of its Subsidiaries has good and marketable title to all of its respective properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties and assets as are shown on the financial statements referred to in Section 3.6 (except such assets as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances whatsoever, except for Encumbrances permitted by Section 5.14 or as otherwise disclosed in Exhibit I hereto, and, except as so disclosed, free from all defects of title that might materially adversely affect such property, assets or rights, taken as a whole.

     3.6 FINANCIAL STATEMENTS. The Company has furnished to the Banks its (i) consolidated balance sheet as at December 31, 1993 and its consolidated statement of income, retained earnings and cash flow for the calendar year then ended, and related footnotes, audited and certified by Price Waterhouse and (ii) unaudited consolidating balance sheet and statement of income of the Company and its Subsidiaries as at December 31, 1993 and for the calendar year then ended. Such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Company and its Subsidiaries and the results of the operations of the Company and its Subsidiaries for such periods.

     3.7 CHANGES. Since December 31, 1993, there have been no changes in the financial condition, business or results of operations of the Company or any of its Subsidiaries other than changes in the ordinary course of business, the effect of which have not, individually or in the aggregate, been materially adverse to the Company and its Subsidiaries taken as a whole.

     3.8 EVENTS OF DEFAULT. As of the Closing Date, no Default or Event of Default has occurred and is continuing, and no default exists under any material agreement or other material contractual obligations of the Company or any Subsidiary.

     3.9 TAXES. The Company and its Subsidiaries have filed all tax returns which are required to be filed and have paid all taxes (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by them. All tax liabilities were adequately provided for at the end of the most recent calendar year of the Company and are now so provided for on the books of the Company and its Subsidiaries. Except as set forth on Exhibit J hereto, no material tax liability has been asserted by the Internal Revenue Service or any other taxing authority for taxes (or interest or penalties thereon) in excess of those already paid.

     3.10 LITIGATION. Except as set forth on Exhibit J hereto, there is no litigation, proceeding or investigation pending or, to the knowledge of any of the Company's officers, threatened, against the Company or any Subsidiary which has any reasonable possibility of resulting in a material judgment which is not fully covered by insurance or which would otherwise have a material adverse effect on the business, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

     3.11 USE OF PROCEEDS. The proceeds of Tranche A Loans shall be used for the purpose of (i) refinancing amounts outstanding as of the Closing Date under the Original Credit Agreement, (ii) financing the acquisition by the Company or by any wholly-owned Subsidiary of the Company of the capital stock of any Person or Persons engaged solely in one or more of the Permitted Businesses, (iii) financing the acquisition by the Company or by any wholly-owned Subsidiary of the Company from any Person or Persons of assets used in, or related to Permitted Businesses, and (iv) providing working capital for the Company, PROVIDED that Loans made for working capital purposes shall not exceed in the aggregate $35,000,000 at any one time outstanding. The proceeds of Tranche B Loans shall be used for financing the acquisition by the Company or by any wholly-owned subsidiary of the Company of the capital stock and/or assets of JMB Institutional Realty Corporation and Provident Investment Counsel. Neither the Company nor any Subsidiary is in the business of extending credit secured by "margin stock" and no portion of any Loan is to be used for the "purpose of purchasing or carrying" any "margin security" or "margin stock" as such terms are used in Regulations U and X or for any purpose that would entail a violation of, or that is inconsistent with, Regulations G, U or X.

     3.12 SUBSIDIARIES. (a) As of the Closing Date, all the Subsidiaries of the Company are listed on Exhibit K hereto which sets forth the total amount of capital stock issued and outstanding by each Subsidiary and the percentage of such capital stock owned beneficially and of record by the Company or a Subsidiary of the Company as the case may be. The Company or a Subsidiary of the Company is the owner, free and clear of all Encumbrances, except for liens in favor of the Collateral Agent for the ratable benefit of the Banks, of the shares of issued and outstanding stock of each Subsidiary so indicated on Exhibit K.

          (b) As of the Closing Date, all shares of capital stock of the Subsidiaries of the Company have been validly issued and are fully paid and nonassessable, and, except as set forth on Exhibit L hereto, (i) no right to subscribe to any additional shares have been granted, and no options, warrants, conversion rights or similar rights to acquire any common stock of any Subsidiary of the Company are outstanding, and (ii) with respect to any Subsidiary which is not wholly-owned by the Company or a Subsidiary of the Company, no dividend, liquidation or other preferences are in effect except in favor of the Company or a Subsidiary of the Company, and neither the Company nor any Subsidiary of the Company has entered into any agreement obligating the Company to purchase or sell any capital stock of any Subsidiary owned beneficially or of record by any Person.

          (c) The aggregate consolidated revenues of all Subsidiaries of the Company identified as Exempted Subsidiaries on Exhibit K did not equal or exceed $5,000,000 for the four full consecutive fiscal quarters immediately preceding the date hereof.

     3.13 COMPLIANCE WITH ERISA. The Company and each member of the Controlled Group have fulfilled their obligations under the applicable minimum funding standards of ERISA and the Code with respect to each Plan and, to the best of the knowledge of the Company's officers, are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

     3.14 SECURITIES AND EXCHANGE COMMISSION REGISTRATIONS AND FILINGS, ETC. Except as otherwise indicated on Exhibit K, each Subsidiary in existence on the Closing Date is duly registered with the Securities and Exchange Commission (for purposes of this Section, the "SEC") as an investment adviser under Section 203 of the Investment Advisers Act and each of the Subsidiaries identified as such on Exhibit K is registered as a broker-dealer under Section 15 of the Exchange Act. Each of Murray Johnstone and Murray Johnstone International Limited, a wholly-owned Subsidiary of Murray Johnstone incorporated in Scotland, is duly registered as a member of the Investment Management Regulatory Organization, Limited as required under the laws of the United Kingdom. Neither the Company nor any Subsidiary is required to be registered, licensed or qualified as an investment adviser or broker dealer under the Investment Advisers Act, the Exchange Act or any other applicable United States federal or state law or regulation or any equivalent foreign law or regulation, or subject to any material liability or disability by reason of any failure to be so registered, licensed or qualified, except (i) for Subsidiaries which are so registered, licensed or qualified or (ii) to the extent that the failure to be so registered, licensed or qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Company or such

Subsidiary, as the case may be. Each Subsidiary has filed with the SEC and with each other applicable United States federal or state or foreign regulatory agency when due all reports and other documents as are required for the conduct of its business by the Investment Advisers Act, by the Exchange Act or by any United States federal or state law or regulation or any equivalent foreign law or regulation and with respect to which the failure to file when due has any reasonable possibility of having a material adverse effect on the business, financial condition, assets or properties of such Subsidiary, and there does not exist any proceeding or, to the best of the Company's knowledge, any facts or circumstances the existence of which could lead to any proceeding which would adversely affect the registration of any Subsidiary with the SEC or with any other applicable United States federal or state or foreign regulatory agency.

     3.15 INDEBTEDNESS. Neither the Company nor any Subsidiary has any Indebtedness, except Indebtedness permitted by Section 5.12.

     3.16   PLEDGE AGREEMENT AND SECURITY AGREEMENT.

          (a) The provisions of each of the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement, the UAM U.K. Holdings Pledge Agreement and the DSI Pledge Agreement are effective to create in favor of the Collateral Agent, for the ratable benefit of the Banks, a legal, valid and enforceable security interest in all right, title and interest of the Company, UAM Holdings, Heitman, UAM U.K. Holdings or DSI, as the case may be, in the Pledged Stock described therein, and when the Collateral Agent receives possession of the stock certificates representing the shares of such Pledged Stock accompanied by undated stock powers duly executed in blank and when a notice (each a "Bailee Notice" and collectively the "Bailee Notices") is duly sent by the Company to each holder of the certificates evidencing the Second Priority Pledged Securities (as such term is defined in the Pledge Agreement) to the effect that the Collateral Agent, for the ratable benefit of the Banks, has been granted a second priority security interest in such Second Priority Pledged Securities, the Pledge Agreement shall constitute a fully perfected and continuing first priority or, to the extent permitted hereunder and under the Pledge Agreement, a fully perfected and continuing second priority, lien on and security interest in all right, title and interest of the Company in the Pledged Stock. The interest of the Collateral Agent in the Pledged Stock has been duly registered on the books and records of each of the issuers thereof.

          (b) The provisions of each of the Security Agreement, the Subsidiaries Security Agreement and the Assignment of Partnership Interest are effective to create in favor of the Collateral Agent, for the ratable benefit of the Banks, a legal, valid and enforceable security interest in all right, title and interest of the Company in collateral described therein and constitute and shall continue to constitute a fully perfected and continuing first priority lien on and security interest in all right, title and interest of the Company in such collateral with respect to which a security interest may be perfected by filing of financing statements under the Uniform Commercial Code.

     3.17 REVENUE SHARING AGREEMENTS. The Revenue Sharing Agreements have each been duly executed and delivered by the Company and by each Subsidiary party thereto, and each is in full force and effect and has not been amended in any manner during the period from the date each was delivered to the Banks through the date hereof except as previously disclosed to the Banks in writing. The representations and warranties of the Company and of the Subsidiaries contained in each Revenue Sharing Agreement are true and correct in all material respects.

     3.18 COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules, regulations and orders, including, without limitation, those relating to environmental matters.

     3.19 SOLVENCY. After giving effect to the execution and delivery of this Agreement and the other Loan Documents and the transactions contemplated hereunder and thereunder, the Company and each of the Guaranty Subsidiaries is and will be able to pay their debts as they mature, and neither the Company nor any of the Guaranty Subsidiaries is or will be insolvent or has or will have unreasonably small capital to conduct its present and prospective businesses.


                                   SECTION IV


                               CONDITIONS OF LOANS

The obligation of each Bank to make a Loan to the Company hereunder is subject to the satisfaction of the following conditions:

     4.1 CONDITIONS PRECEDENT TO EFFECTIVENESS AND TO INITIAL LOANS. This Agreement shall not become effective, and the Banks shall not be obligated to make their initial

Loans hereunder, unless concurrently therewith all obligations of the Company to the Agents and the Banks under the Original Credit Agreement (including, without limitation, the payment of all accrued and unpaid interest and commitment fees through the Closing Date) and all obligations of the Company hereunder to the Agents or any Bank incurred prior to the initial Loans (including, without limitation, the Company's obligation to reimburse the fees and disbursements of the respective counsel to the Agents (to the extent billed) and any fees payable to the Agents and the Banks on the Closing Date) shall have been paid in full, and the Agent shall have received the following, each dated as of the date hereof (except where not applicable), duly executed and in form and substance satisfactory to the Agent, with an original thereof for each Agent (except as otherwise indicated below) and with sufficient photocopies thereof for each Bank (except that in the case of the Notes, the originals thereof will be received by the Agent for the account of the respective Banks):

          (a) a duly completed Tranche A Note (or Tranche A Notes, as contemplated by Section 2.4), payable to the order of each Bank, and a duly completed Tranche B Note (or Tranche B Notes, as contemplated by Section 2.4), payable to the order of each Tranche B Bank;

          (b)  the Confirmation and Amendment;

          (c) copies of all consents, licenses and approvals, if any, obtained by the Company or its Subsidiaries in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents; and all such consents, licenses and approvals received by the Agent pursuant to this subsection (c) shall be in full force and effect;

          (d) a certificate of the President of the Company, addressed to the Agents and the Banks and dated as of the Closing Date, to the effect that, to the best of his knowledge and belief after due inquiry, (i) there exists no Default or Event of Default, (ii) all representations and warranties of the Company contained in this Agreement or otherwise made in writing to the Agents or any Bank in connection herewith by or on behalf of the Company are true and correct on and as of such date, with the same force and effect as if made on and as of such date, (iii) all of the conditions set forth in this Section 4.1 have been satisfied on and as of such date, and (iv) after giving effect to the execution and delivery of this Agreement and the other Loan Documents, the making of the initial Loans hereunder and the other transactions contemplated by this Agreement to be effected on or about or as of the Closing Date, the Company will be able to pay its debts as they mature and the Company will not be insolvent or have unreasonably small capital to conduct its present and prospective businesses, all in form and substance satisfactory to the Banks;

          (e) for the Company and each Guaranty Subsidiary (i) a copy of the Certificate of Incorporation or Articles of Incorporation of such Person, as amended through the Closing Date, certified by the Secretary of State or comparable officer of the State of incorporation of such Person; (ii) a long-form good standing certificate from the Secretary of State or other comparable officer of the State of incorporation of such Person; (iii) long-form good standing Certificates from the Secretaries of State of the states, or other comparable officers of each jurisdiction, in which such Person is required to qualify to do business; (iv) a tax status report (where obtainable) from the Secretary of State or other comparable officer of the State of incorporation of such Person; (v) tax status reports (where obtainable) of the Secretary of State of the states, or other comparable officers of each jurisdiction, in which such Person is required to qualify to do business; and (vi) such additional supporting documents as the Agent or any Bank may reasonably request; provided, however, that if any such good standing certificates or tax status reports are not readily available, then a telegram from the appropriate Secretary of State or comparable officer may be substituted therefor;

          (f) certified copies of the resolutions of the Board of Directors of the Company approving this Agreement, the Notes, the borrowings hereunder and all the other Loan Documents being executed and delivered on the Closing Date, and of each Guaranty Subsidiary approving the Confirmation and Amendment, and of all other documents, if any, evidencing corporate action and/or governmental authorization or approval with respect to this Agreement, the Notes, the borrowings hereunder and all the other Loan Documents;

          (g) a certificate of the Secretary or an Assistant Secretary of the Company and each Guaranty Subsidiary certifying the name, title and true signature of each officer of such Person authorized to execute this Agreement, the Notes, the other Loan Documents being executed and delivered on the Closing Date and the other documents or certificates to be delivered pursuant to this Agreement;

          (h) an opinion of Hill & Barlow, counsel to the Company and its Subsidiaries, substantially in the form of Exhibit M-1 hereto, and an opinion of Wildman, Harrold, Allen & Dixon, counsel to Heitman, substantially in the form of Exhibit M-2 hereto, in each case addressed to the Agents and each of the Banks, and covering such other matters as any Bank through the Agent may reasonably request; the Company hereby expressly instructs each such counsel to prepare its opinion and to deliver it to the Banks and the Agents for their benefit;

          (i) to the extent not delivered at the closing on August 29, 1994 under the Original Credit Agreement, copies, certified as true, complete and correct by the Secretary or Assistant Secretary of the Company, of all Revenue Sharing Agreements in force and effect on the Closing Date and all instruments and documents evidencing Subordinated Indebtedness; and

          (j) such other certificates, opinions, documents and instruments confirming or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Agent or any Bank.

     4.2 CONDITIONS PRECEDENT TO EACH LOAN. At the time of the making by such Bank of each Loan, including the initial Loan (before as well as after giving effect to such Loan and to the proposed use of the proceeds thereof):

          (a)   the Agent shall have received the relevant notice of Borrowing;

          (b)  there shall exist no Default or Event of Default; and

          (c) all representations and warranties contained herein and in the other Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on and as of the date of such Loan, except as to any matters that have changed in accordance with or as permitted by this Agreement.

Each request for a Borrowing and the acceptance by the Company of the proceeds thereof shall constitute a representation and warranty by the Company, as of the date of the Loans comprising such Borrowing, that the conditions specified in subsections (b) and (c) of this Section 4.2 have been satisfied.

                                    SECTION V

                                    COVENANTS

So long as any Loan or any other Obligation remains outstanding hereunder or under the Notes or any Bank shall have any obligation to make Loans hereunder:

     5.1   FINANCIAL STATEMENTS.  The Company will furnish to the Banks:

          (a) as soon as available to the Company, but in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of, and a related consolidated statement of income, retained earnings and cash flow for, such year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and certified by Price Waterhouse & Co. (or other independent certified public accountants of nationally recognized standing acceptable to the Required Banks); and, concurrently with such financial statements, a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such financial statements, they have obtained no knowledge of any Default or Event of Default or, if in the opinion of such accountants any such Default or Event of Default exists, they shall disclose in such written statement the nature and status thereof;

          (b) as soon as available to the Company, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters in each fiscal year, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of, and a related consolidated and consolidating statement of income, retained earnings and cash flow for, the period then ended, setting forth in each case in comparative form the figures for each previous quarter in such fiscal year certified by the chief financial officer of the Company as true and correct subject, however, to normal, recurring year-end adjustments which shall not in the aggregate be material in amount;

          (c) concurrently with the delivery of each financial statement pursuant to clause (a) of this Section 5.1, a consolidating balance sheet of the Company and its Subsidiaries as at the end of the calendar year then ended and a related statement of retained earnings and cash flow and a consolidating statement of income for each such year certified by the chief financial officer of the Company as true and correct;

          (d) contemporaneously with the delivery of the financial statements described in Section 5.1(a) and (b), a certificate of the chief financial officer of the Company stating that, to his best knowledge, after due diligence, the Company is in compliance with all covenants of this Agreement together with a summary of such officer's calculations verifying compliance with Section 5.7 through Section 5.11 inclusive and Section 5.23 through Section 5.24 inclusive, and providing detailed calculations of the financial performance used in determining the applicable Level as at the last day of such fiscal quarter, and that such officer has reviewed the activities of the Company during the period covered by such financial statements and has, to his best knowledge, after due diligence, found no Default or Event of Default or if such Default or Event of Default exists, a disclosure of the nature or status thereof.

          (e) contemporaneously with the filing or mailing thereof, copies of all material reports and financial statements submitted by the Company or any Subsidiary to its stockholders or any State or federal agency in compliance with any state or federal law or regulation;

          (f) concurrently with the delivery of the financial statements described in Sections 5.1(a) and (b), a revenue and contract amortization history for purchase acquisitions of the Company for the fiscal quarter then ended, substantially in the form attached hereto as Exhibit N.

          (g) upon (i) the consummation of any acquisition by the Company or by any Subsidiary of the Company of the capital stock of any Person, or of all or a substantial portion of the assets of any Person, copies of all agreements, instruments and documents executed and delivered in connection with such transaction, including, without limitation, any Revenue Sharing Agreements and any agreements or instruments representing Subordinated Indebtedness incurred in connection with such transaction, and (ii) the execution of any amendment to any agreement, instrument or document referred to in clause (i) of this subsection
(g), a true and complete copy of such amendment.

          (h) from time to time, such other financial data and information about the Company or its Subsidiaries as any Bank may reasonably request;

          (i) if and when the Company gives or is required to give notice to the PBGC of any "Reportable Event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or if and when the Company knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC; and

          (j) without limiting clauses (a) through (i) of this Section 5.1, as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, audited consolidated accounts for Murray Johnstone and its Subsidiaries prepared in accordance with generally accepted accounting principles in the U.K. in effect from time to time as at the end of such fiscal year.

     5.2 CONDUCT OF BUSINESS. The Company shall, and shall cause each of its Subsidiaries to:

          (a) duly observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets, and will maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business, including, without limitation, the registration as a broker-dealer of each Subsidiary required to so register under the Exchange Act, the registration of each Subsidiary as an investment adviser required to so register under Section 203 of the Investment Advisers Act, and any equivalent foreign registration;

          (b)   maintain its corporate existence, rights and franchises;

          (c) comply in all material respects with all applicable laws, rules, regulations and orders in effect from time to time, including, without limitation, those relating to environmental matters;

          (d) keep and maintain all property useful and necessary in its business in operating condition, ordinary wear and tear excepted;

          (e) in the case of each Subsidiary, be engaged in Permitted Businesses; and

          (f) in the case of the Company, continue to remain engaged in the business of being a holding company which acquires firms engaged in Permitted Businesses.

     5.3 MAINTENANCE OF INSURANCE. The Company will, and will cause its Subsidiaries to, maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances. The Company shall, upon request of any Bank, furnish to the Banks certificates or other satisfactory evidence of compliance with the foregoing insurance provisions.

     5.4 TAXES. The Company will pay, and will cause its Subsidiaries to pay, all taxes, assessments or governmental charges on or against it or any of its Subsidiaries or its or their respective properties prior to the time when they become delinquent; PROVIDED, THAT this covenant shall not apply to any tax, assessment or charge which is being contested in good faith by proper proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP if no proceedings shall have been commenced to foreclose any lien securing such tax, assessment or charge.

     5.5 INSPECTION BY THE BANKS. The Company will, and will cause its Subsidiaries to, permit any Bank, or its designees, at any reasonable time and at reasonable intervals of time, for the purpose of ascertaining compliance with this Agreement, to (i) visit and inspect the properties of the Company and its Subsidiaries, (ii) examine and make copies of and take abstracts from the books and records of the Company and its Subsidiaries and (iii) discuss the affairs, finances and accounts of the Company and its Subsidiaries with their appropriate officers.

     5.6 MAINTENANCE OF BOOKS AND RECORDS. The Company will keep, and will cause its Subsidiaries to keep, adequate books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP consistently applied and applicable law.

     5.7 CURRENT RATIO. The Company will at all times maintain consolidated current assets equal to at least 120% of consolidated current liabilities (excluding for this purpose the current portion of long-term debt).

     5.8 CASH FLOW RATIOS. The Company will at all times (i) maintain a ratio of Consolidated Cash Flow for the period consisting of the four (4) complete consecutive calendar quarters immediately preceding the date of determination (the "Preceding Period") to Consolidated Debt

   Service of at least (A) from the Closing Date through the Conversion Date, 1.6:1, and (B) at all times following the Conversion Date, 1.2:1, and (ii) maintain Consolidated Cash Flow for the Preceding Period equal to at least 300% of Interest Expense for the Preceding Period.

     5.9 CONSOLIDATED NET WORTH. The Company will at all times maintain Consolidated Net Worth of at least $190,234,000, PLUS an amount equal to 100% of the proceeds of any sale by the Company of any shares of its capital stock occurring on or after December 31, 1993, LESS an amount equal to the aggregate amount paid by the Company after the Closing Date to repurchase shares of its capital stock.

     5.10 CONSOLIDATED LIABILITIES FOR BORROWED MONEY TO CONSOLIDATED NET WORTH RATIO. The Company will not at any time permit consolidated liabilities for Borrowed Money to exceed 225% of the sum of (a) Consolidated Net Worth, PLUS
(b) with respect to any Subsidiary whose acquisition by the Company or a Subsidiary of the Company has been treated as a pooling of interests in accordance with GAAP, 60% of the amount by which the fair market value (determined at the date of such acquisition) of the stock of the Company issued in exchange for the stock of such Subsidiary exceeds the book value of the stock of such Subsidiary. For purposes of this Section 5.10, the fair market value of each share of the stock of the Company shall be the mean of the bid and ask prices per share on the date of such acquisition.

     5.11 SENIOR INDEBTEDNESS TO CAPITAL FUNDS. The Company will not at any time permit Senior Indebtedness to exceed the Applicable Percentage (defined below) of the sum of (a) Capital Funds, PLUS (b) with respect to any Subsidiary whose acquisition has been treated as a pooling of interests in accordance with GAAP, 60% of the amount by which the fair market value (determined at the date of such acquisition) of the stock of the Company issued in exchange for the stock of such Subsidiary exceeds the book value of the stock of such Subsidiary, PLUS (c) with respect to all investment advisory contracts held by the Company's Subsidiaries which are amortized in accordance with GAAP, the cumulative amount of such amortization for all such contracts taken by the Company from the later of the date of the acquisition of such contracts by such Subsidiary or the date of the acquisition of such Subsidiary by the Company or a Subsidiary of the Company through the end of the fiscal quarter of the Company immediately preceding the date of determination of compliance with this covenant (the amount referred to in this clause (c) being hereinafter referred to as the "Amortization Amount"); PROVIDED, HOWEVER, that if the aggregate of the revenues (calculated in accordance with GAAP and excluding intercompany items) of all Subsidiaries of the Company for the four (4) consecutive full fiscal quarters of such Subsidiaries immediately preceding the date of determination of compliance with this covenant shall have declined from the aggregate of the revenues (calculated in accordance with GAAP and excluding intercompany items)
(i) in the case of Subsidiaries acquired by the Company or a Subsidiary of the Company, of all such Subsidiaries for the four (4) consecutive full fiscal quarters of each such Subsidiary immediately prior to the acquisition by the Company (or by a Subsidiary of the Company) of such Subsidiary and (ii) in the case of the acquisition by a Subsidiary of the Company of such contracts, derived by the seller of such contracts from such contracts for the four (4) consecutive full fiscal quarters of such seller immediately prior to such acquisition by such Subsidiary of such contracts (the aggregate of the revenues described in (i) and (ii) above, the "Base Revenues"); then the Amortization Amount, for the purpose of clause (c) above, shall be reduced by the percentage obtained by dividing (A) the amount of such decline by (B) the Base Revenues and by adding five (5) percentage points to the result obtained by such division. For purposes of this Section 5.11, the term "Applicable Percentage" shall mean (i) from the Closing Date through December 31, 1995, fifty percent (50%), and (ii) at all other times, forty percent (40%).

     5.12 LIMITATIONS ON INDEBTEDNESS. Neither the Company nor any of its Subsidiaries will create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness other than the following:

          (a) Indebtedness of the Company and any of its Subsidiaries to the Banks hereunder;

          (b)   Subordinated Indebtedness;

          (c) Indebtedness existing as of the Closing Date and disclosed on Exhibit O;

          (d) Indebtedness of the Company to UAM Trademark, PROVIDED that such Indebtedness is evidenced by a promissory note or notes which are subordinated to all obligations of the Company to the Agents and the Banks hereunder and under the other Loan Documents in form and substance satisfactory to the Agents and the Banks and which note or notes have been delivered to the Collateral Agent, duly endorsed to the Collateral Agent;

          (e) Indebtedness of the Company to any Subsidiary (other than UAM Trademark) which Indebtedness, when aggregated with Indebtedness of the Company to other Subsidiaries (other than UAM Trademark), does not exceed $2,000,000 at any one time outstanding;

          (f) Indebtedness of Barrow, Hanley, Mewhinney & Strauss, Inc. a Nevada corporation and a Subsidiary of the Company ("BHMS") to UAM Investment outstanding as of the Closing Date under the Non-Negotiable Note, dated July 27, 1988, made by BHM&S payable to the Company in the principal amount of $75,000,000 and endorsed by the Company to the order of UAM Investment;

          (g) Indebtedness of GSB Investment Management, Inc., a Delaware corporation and a Subsidiary of the Company ("GSB"), to UAM Investment outstanding as of the Closing Date under the 8.5% Note Due December 31, 2023, dated December 31, 1993, made by GSB payable to the order of UAM Investment in the principal amount of $27,500,000;

          (h) Indebtedness of L&B Realty Advisors, Inc., a Delaware corporation and a Subsidiary of the Company ("L&B"), to UAM Investment outstanding as of the Closing Date under the 8.5% Note Due December 31, 2003, dated December 17, 1993, made by L&B payable to the order of UAM Investment in the principal amount of $27,000,000;

          (i)  the Heitman Permitted Indebtedness;

          (j) Indebtedness of the Company in an amount not to exceed $3,500,000 to certain guarantors of Indebtedness of Heitman to LaSalle National Bank, pursuant to an agreement made by the Company in favor of such guarantors to reimburse such guarantors in an amount not to exceed $3,500,000 upon the occurrence of a payment default under the Indebtedness of Heitman to LaSalle National Bank, the Company's obligation to make such reimbursement being conditioned upon the prior payment in full of all amounts owing by such guarantors of such Indebtedness;

          (k) Indebtedness of a wholly-owned Subsidiary of the Company to the Company arising out of loans made by the Company to such Subsidiary to enable such Subsidiary to pay all or a portion of the purchase price to acquire the assets of another Person or Persons engaged in Permitted Businesses, provided that all promissory notes or other instruments evidencing such Indebtedness are endorsed to the order of the Collateral Agent and delivered to the Collateral Agent, for the ratable benefit of the Agent and the Banks;

          (l) Indebtedness of any Subsidiary or Subsidiaries to the Company not otherwise permitted by clause (k) of this Section 5.12 which Indebtedness, in the aggregate, does not exceed $5,000,000 at any one time outstanding;

          (m) Indebtedness of the Company to any Bank in respect of short term "money market" borrowings, provided that (i) the maturity of any such borrowing shall not be less than seven (7) days nor more than ninety (90) days from the date of such borrowing, (ii) any such borrowing shall be in a principal amount of not less than $1,000,000 and all such borrowings from all of the Banks outstanding at any one time shall not (A) exceed $50,000,000 in the aggregate and (B) when aggregated with all Tranche A Loans then outstanding exceed the Tranche A Total Commitment (calculated without regard to the reduction provided for in clause (iii) below) in the aggregate, and (iii) the Tranche A Total Commitment shall (except for purposes of calculating the fee payable by the Company pursuant to Section 2.10(a)) be reduced by the aggregate amount of such borrowings outstanding at any one time. No such borrowings shall be permitted if a Default or an Event of Default then exists or, after giving effect to such borrowings, a Default or an Event of Default would exist and be continuing. Immediately upon the occurrence of any such Indebtedness, the Company and the Bank to whom such Indebtedness is incurred shall each give written notice (sent by telecopier) to the Agent, which notice shall state (i) the principal amount of such Indebtedness, (ii) the maturity date of such Indebtedness and (iii) the name of such Bank;

          (n) Indebtedness of Subsidiaries of the Company (other than UAM Holdings, UAM Trademark, UAM Investment and UAM Realty Advisors) not otherwise permitted by clauses (a) through (m) of this Section 5.12, provided that such Indebtedness of all Subsidiaries of the Company shall not in the aggregate at any one time outstanding exceed an amount equal to ten percent (10%) of Consolidated Net Worth; and

          (o) Indebtedness of the Company (including any refinancing thereof) in the aggregate principal amount not to exceed $100,000,000 incurred in a private placement or public offering of debt securities of the Company, provided that (i) the proceeds thereof are used to refinance amounts outstanding under this Agreement, (ii) no principal amount of such Indebtedness is required to be directly or indirectly repaid under any circumstances prior to a date 180 days following the Termination Date, and (iii) such Indebtedness is issued and at all times outstanding on terms and pursuant to documentation acceptable in form and substance to the Required Banks, and in no event shall such documentation include any covenants, warranties, representations or defaults (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment or redemption of such Indebtedness) which are more restrictive then the covenants, warranties, representations, defaults and Events of Default set forth herein and in the other Loan Documents or more favorable to the holders of such Indebtedness than corresponding provisions of this Agreement and the other Loan Documents in favor of the Banks and the Agents.

     5.13 LEASES. Neither the Company nor any of its Subsidiaries shall during any calendar year, as lessee, enter into or be a lessee or tenant under any leases of real or personal property, except for (i) capitalized leases and
(ii) leases providing for payments in any one calendar year (whether or not such payments are termed rent) which do not result in aggregate lease payments of the Company and its Subsidiaries in excess of $20,000,000 during any such calendar year, or result in aggregate lease payments in excess of $1,000,000 during any such calendar year of the Company alone.

     5.14 RESTRICTION ON ENCUMBRANCES. Neither the Company nor any of its Subsidiaries will create, incur, assume or suffer to exist any Encumbrance upon or with respect to any of its property or assets, or assign or otherwise convey any right to receive income, except:

          (a) Encumbrances existing as of the date of this Agreement and disclosed in accordance with Section 3.5;

          (b) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

          (c) landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws or similar legislation, including liens securing up to $500,000 in respect of Unfunded Vested Liabilities under ERISA permitted by Section 5.18 (but not any other liens arising under ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids or tenders; and statutory liens incidental to the ordinary conduct of the business of the Company and its Subsidiaries and which do not in the aggregate materially detract from the value of the property of the Company or any of its Subsidiaries, or materially impair the use thereof in the operation of their business;

          (d) judgment liens which shall not have been in existence for a period longer than thirty (30) days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than thirty (30) days after the expiration of such stay;

          (e)   rights of lessors under capital leases;

          (f) easements, rights of way, restrictions and other similar charges or Encumbrances not interfering in a material way with the ordinary conduct of business of the Company or any of its Subsidiaries;

          (g) Encumbrances on property or assets of the Company and its Subsidiaries to secure Indebtedness not to exceed in the aggregate $1,000,000 resulting from the deferred purchase price of such property or assets created in connection with the acquisition of such property or assets or the refinancing of Indebtedness secured by Encumbrances on such property; PROVIDED, THAT with respect to the refinancing of Indebtedness, any such Encumbrance shall not extend to property or assets of the Company or any of its Subsidiaries not encumbered prior to any such refinancing and any such Encumbrance shall not secure more than the amount existing prior to such refinancing;

          (h) pledges of stock of a Subsidiary of the Company incurred in connection with an acquisition of such stock in exchange for Subordinated Indebtedness which stock is pledged as collateral security to the sellers of such Subsidiary in connection with such acquisition as permitted by Section 5.22;

          (i) Encumbrances in favor of the Collateral Agent, the Agent or the Banks securing Obligations to the Banks under this Agreement and the other Loan Documents;

          (j) Encumbrances set forth on Exhibit D hereto securing the Heitman Permitted Indebtedness;

          (k) Encumbrances on property or assets not constituting Collateral of Subsidiaries of the Company (other than UAM Holdings, UAM Trademark, UAM Investment, UAM Realty Advisors and UAM U.K. Holdings) securing Indebtedness permitted by Section 5.12(n); and

          (l) Encumbrances on the Collateral securing Indebtedness permitted by Section 5.12(o), which Encumbrances shall not be superior to and may be of equal and coordinate parity with the Encumbrances in favor of the Collateral Agent hereunder and shall be created on terms and pursuant to documentation (including without limitation an intercreditor agreement) acceptable in form and substance to the Required Banks.

     5.15 MERGER; CONSOLIDATION; SALE OR LEASE OF ASSETS. Neither the Company nor any of its Subsidiaries shall dissolve, liquidate, merge or consolidate into or with any other Person, or sell, lease or otherwise dispose of a substantial portion of its assets; PROVIDED, THAT (i) any Subsidiary of the Company may merge with and into any other Subsidiary of the Company, (ii) any wholly-owned Subsidiary of the Company formed by the Company or a Subsidiary of the Company for the purpose of acquiring all of the outstanding capital stock of another corporation in accordance with the terms of this Credit Agreement may merge with such corporation, and (iii) any Subsidiary of the Company may dissolve, sell, liquidate or otherwise dispose of all or a substantial portion of its assets if such assets do not represent a substantial portion of the assets of the Company and its Subsidiaries on a consolidated basis.

     5.16 ADDITIONAL STOCK ISSUANCE. The Company shall not permit or suffer any of its Subsidiaries to issue any additional shares of its capital stock, any options, rights, or warrants therefor or any securities convertible into such capital stock. Neither the Company nor any of its Subsidiaries shall sell, transfer, pledge or otherwise dispose of any of the capital stock of a Subsidiary, except dispositions of such stock in connection with a transaction permitted by Section 5.15 and as permitted by Section 5.23.

     5.17 INVESTMENTS, LOANS. Neither the Company nor any of its Subsidiaries shall make any investment (by acquisition, capital contribution or otherwise) in, or loans to, any Person, other than (i) notes, bonds or other obligations of the United States or any agency thereof which as to principal and interest constitute direct obligations of or are guaranteed by the United States, (ii) certificates of deposit or other deposit instruments or accounts of the Banks or other banks or trust companies organized under the laws of the United States or any State thereof which have capital and surplus of at least $500,000,000, (iii) commercial paper or finance company paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or their successors, (iv) any repurchase agreement secured by any one or more of the foregoing on a fully perfected basis, (v) money market mutual funds having net assets of over $500,000,000,
(vi) investments in Subsidiaries made prior to the Closing Date, (vii) any Subsidiary acquired after the Closing Date by the Company or a wholly-owned Subsidiary of the Company which is engaged in Permitted Businesses, the effect of which acquisition does not result in a Default or an Event of Default, (viii) any wholly-owned Subsidiary formed by the Company or by a wholly-owned Subsidiary of the Company for the purpose of acquiring the stock or assets of any Person or Persons engaged in Permitted Businesses, (ix) investments not otherwise permitted by clauses (i) through (viii) of this Section 5.17 as shall be made by Murray Johnstone and its Subsidiaries which investments do not at any time have an aggregate value in accordance with generally accepted accounting principles in the U.K. in effect from time to time in excess of 15,000,000 pounds sterling,
(x) other investments not otherwise permitted by clauses (i) through (ix) of this Section 5.17 in an aggregate amount not to exceed at any one time five percent (5%) of Consolidated Net Worth and (xi) loans permitted by Section 5.12.

     5.18 PLANS. The Company and each of its Subsidiaries will meet all minimum funding requirements applicable to any Plans established or maintained by any of them which are subject to ERISA and will at all times comply in all material respects with the provisions of ERISA which are applicable to the Plans. Neither the Company nor any of its Subsidiaries will permit any event or condition to exist which could permit any Plan to be terminated under circumstances which would cause the lien provided for in ERISA or any section thereof (including without limitation Section 406B) to attach to the assets of the Company or any of its Subsidiaries. The Company and its Subsidiaries will not permit the aggregate current value of the Plans' benefits guaranteed under Title IV of ERISA to exceed the aggregate current value of the Plans' assets allocable to such benefits, PROVIDED that the Company and its Subsidiaries may incur Unfunded Vested Liabilities of up to $100,000 in the aggregate.

     5.19 NOTIFICATION OF DEFAULT. Immediately upon becoming aware of the existence of any Default or Event of Default, the Company shall give the Agents written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

     5.20 NOTIFICATION OF MATERIAL LITIGATION; MATERIAL ADVERSE CHANGE. The Company will promptly notify the Agents in writing of any (a) litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against it or any of its Subsidiaries of which it has notice, which has any reasonable possibility of having a materially adverse affect on the business, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, and (b) material adverse change in the business, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

     5.21 CHANGE IN TERMS AND PREPAYMENT OF SUBORDINATED AND OTHER INDEBTEDNESS. The Company shall not:

          (a) effect or permit any change in or amendment to (i) the terms by which any Subordinated Indebtedness purports to be subordinated to the payment and performance of the Obligations or (ii) the terms relating to the repayment of any Subordinated Indebtedness (other than any extensions of the date of payment therefor or any reductions in the amount thereof or in the rate at which interest or other fees are payable to the holders thereof in connection therewith);

          (b) directly or indirectly make any payment of any principal of or in redemption, retirement, defeasance or repurchase, in whole or in part, of any Subordinated Indebtedness or pledge any collateral therefor, except payments required by the instruments evidencing such Subordinated Indebtedness; PROVIDED, THAT nothing shall preclude the Company from permitting the conversion of Subordinated Indebtedness to equity by exercise of warrants or otherwise (in accordance with its terms); or

          (c) directly or indirectly make any payment of any principal of or in redemption, retirement, defeasance or repurchase, in whole or in part, of any Indebtedness permitted by Section 5.12(o).

     5.22 PLEDGED COLLATERAL. (a) At all times, Collateral consisting of capital stock of Subsidiaries of the Company shall have an aggregate value of at least 150% of the aggregate principal amount of Senior Indebtedness then outstanding. For purposes of this Section 5.22, Collateral consisting of the capital stock of a Subsidiary of the Company will be valued at the end of each calendar quarter (which valuation shall apply for purposes of this Section 5.22 until the next valuation date) as follows: Cash Flow of a Subsidiary for the preceding four (4) complete consecutive calendar quarters (including the quarter then ended) shall be multiplied by 4.25 and the product shall be multiplied by the percentage of the total number of the issued and outstanding shares of capital stock of such Subsidiary in which the Collateral Agent holds a continuing perfected first priority security interest; and PROVIDED, THAT stock of a Subsidiary shall be deemed to have zero value unless the Collateral Agent has a continuing perfected first priority security interest in not less than 51% of the issued and outstanding shares of all classes of such Subsidiary, and not less than 51% of the voting stock (including at least 51% of the voting rights attributable thereto) of such Subsidiary. Unless the Collateral Agent receives written notice from the Company or the Agent to the contrary, the Collateral Agent may assume without inquiry that the Collateral held by it, or in which it has a security interest, has the value required by this Section 5.22. The Collateral Agent need not make any independent valuation. Upon the written request of the Required Banks (but, unless an Event of Default shall have occurred and be continuing, in no event more than twice during any calendar year), the Company will promptly furnish each Bank with a certificate of the chief financial officer of the Company, in reasonable detail, verifying compliance with this subsection (a).

          (b) Upon acquiring or forming a Subsidiary, the Company or the wholly-owned Subsidiary of the Company acquiring or forming such Subsidiary, shall promptly pledge the capital stock of such Subsidiary to the Collateral Agent for the ratable benefit of the Banks pursuant to such documentation as the Required Banks may require; PROVIDED, that in any case where a Subsidiary is acquired by the issuance of Subordinated Indebtedness representing 70% or more of the acquisition cost, the Company or such acquiring Subsidiary may pledge to selling stockholders that stock which bears the same relation to all stock of such Subsidiary acquired by the Company as such Subordinated Indebtedness bears to the entire acquisition cost; PROVIDED, FURTHER, THAT in any case where a Subsidiary is acquired by the issuance of Subordinated Indebtedness representing less than 70% of the acquisition cost, the Company or such acquiring Subsidiary may pledge to selling stockholders that stock which bears the same relation to all stock of such Subsidiary acquired by the Company as such Subordinated Indebtedness bears to the entire acquisition cost so long as not less than 51% of the stock of such Subsidiary, but in no event less than 51% of the voting stock (including at least 51% of the voting rights attributable to all the stock of such Subsidiary) is pledged and delivered to the Collateral Agent and creates a first priority perfected security interest thereon; and PROVIDED, FINALLY, that the Collateral Agent, for the ratable benefit of the Banks, shall be granted pursuant to such documentation as the Agents may require a perfected second priority security interest in any stock pledged to selling stockholders. In the event that a Subsidiary is acquired or formed by a Subsidiary of the Company that is not a Guaranty Subsidiary, such acquiring or forming Subsidiary shall execute and deliver to the Agents and the Banks a guaranty of the Obligations of the Company hereunder, such guaranty to be in form, scope and substance satisfactory to the Agent.

          (c)  Notwithstanding anything to the contrary contained in Subsection
(b) above, provided no Default or Event of Default has occurred or shall be continuing, (i) the Company shall not be obligated to cause the pledge of the Capital Stock of any Subsidiary identified as a "Heitman

Exempted Subsidiary" on Exhibit K, (ii) the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary identified as a "Murray Johnstone Exempted Subsidiary" on Exhibit K, (iii) the Company shall not be obligated to cause the pledge of more than sixty-five percent (65%) of the issued and outstanding capital stock of any Subsidiary organized outside of the United States of America, and (iv) subject to the last sentence of this Subsection (c), the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary acquired by the Company or any Subsidiary of the Company if the consolidated revenues (calculated in accordance with GAAP) of the acquired Subsidiary and its Subsidiaries for the four (4) consecutive full fiscal quarters immediately prior to the acquisition of such Subsidiary shall not have exceeded $1,000,000 in the aggregate. For purposes of this Subsection
(c), any such Subsidiary the capital stock of which has not been pledged as allowed by this provision (including, without limitation, the Subsidiaries identified on Exhibit K as "Exempted Subsidiaries" but excluding the Subsidiaries identified on Exhibit K as "Heitman Exempted Subsidiaries", "Murray Johnstone Exempted Subsidiaries" or "Special Exempted Subsidiaries") shall be referred to as an "Exempted Subsidiary". The Company agrees that in the event that the aggregate consolidated revenues (calculated in accordance with GAAP) of all Exempted Subsidiaries and their Subsidiaries equal or exceed $5,000,000 for the four (4) consecutive full fiscal quarters immediately preceding the date of any determination thereof, then the Company shall immediately cause the pledge of 100% of the capital stock of a sufficient number of Exempted Subsidiaries so that aggregate consolidated revenues (calculated in accordance with GAAP) for all remaining Exempted Subsidiaries and their Subsidiaries for such four (4) fiscal quarters shall be less than $5,000,000.

          (d) Except as provided in Subsection (c) above, and without limiting the provisions of Subsection (b) above, upon the written request of the Required Banks, the Company will from time to time cause all of the issued and outstanding capital stock of any Subsidiary not previously pledged to the Collateral Agent for the ratable benefit of the Banks to be so pledged pursuant to such documentation as the Required Banks may require and, if such capital stock is owned by a Subsidiary which is not a Guaranty Subsidiary, shall cause such subsidiary to execute and deliver to the Agents and the Banks a guaranty of the Obligations of the Company hereunder, such guaranty to be in form, scope and substance satisfactory to the Agent.

     5.23 RESTRICTED PAYMENTS. The Company and its Subsidiaries shall not declare or pay any dividend on their respective capital stock or make any payment or distribution to purchase, redeem, retire or acquire any of their respective capital stock or any option, warrant, security convertible into stock or other right to acquire such capital stock (collectively, "stock repurchases"), other than, if no Default or Event of Default has occurred and is continuing, (i) dividends payable solely in shares of their respective capital stock, (ii) dividends payable to the Company by a Subsidiary of the Company, and (iii) dividends declared or paid and/or stock repurchases made by the Company which, when added to dividends declared or paid and stock repurchases made during the reference period (as hereinbelow defined), do not exceed the lesser of (a) consolidated net income of the Company and its Subsidiaries (determined in accordance with GAAP) during the measuring period (as hereinbelow defined), treated as a single accounting period and (b) 35% of Cash Flow during such measuring period; PROVIDED, THAT payment of such dividend shall occur not later than sixty (60) days after such declaration; and PROVIDED, FURTHER, THAT such dividends may be paid only if such dividends are declared prior to payment thereof. Further, the Company may, during the period commencing August 29, 1994 and ending August 29, 1995 (the "twelve month period"), so long as no Default or Event of Default has occurred and is continuing or would as a result of such payment or declaration occur, make payments to purchase shares of its common stock, so long as the total of (i) the aggregate amounts paid by the Company to purchase shares of its common stock and (ii) all dividends declared or paid by the Company, do not in the aggregate exceed $80,000,000 during such twelve month period. For purposes of this Section 5.23, "measuring period" means the period of four (4) consecutive, complete calendar quarters preceding the first day of the calendar quarter in which the proposed dividend is to be declared or stock repurchase is to be effected, and "reference period" means the period of four (4) consecutive, complete calendar quarters comprising the calendar quarter in which the dividend or dividends are declared or stock repurchase or repurchases are effected and the three (3) calendar quarters immediately preceding such quarter. Notwithstanding anything contained herein to the contrary, for purposes of this
Section 5.23 and solely for purposes of this Agreement, payments made under the Revenue Sharing Agreements shall not be deemed to be dividends, and shall be permitted to the extent otherwise permitted under this Agreement.

     5.24 CONTINGENT PAYMENTS. The Company shall not make any Contingent Payment unless, as of the date of the making of such Contingent Payment, Consolidated Cash Flow for the period consisting of the four (4) complete, consecutive calendar quarters preceding such date was greater than 110% of the sum of (i) Consolidated Debt

Service as of the date of the making of such Contingent Payment and (ii) the amount of such Contingent Payment.

     5.25 TRANSACTIONS WITH AFFILIATES. Except as otherwise expressly permitted hereunder, neither the Company nor any of its Subsidiaries shall enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets or the rendering of any service, with any Affiliate, except for any transaction which is in the ordinary course of business of the Company or any of its Subsidiaries, as the case may be, and which is upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in an arm's-length transaction with a Person not an Affiliate.

     5.26 REVENUE SHARING AGREEMENTS. The Company shall use its best efforts to, and shall make best efforts to cause its Subsidiaries to, comply in all material respects with all of the terms and conditions of the Revenue Sharing Agreements.

     5.27 FURTHER ASSURANCES. The Company shall, and shall cause each Subsidiary to, at any time and from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Agent or any Bank to effect the purposes of this Agreement, the Notes and the other Loan Documents.

     5.28 INVESTMENT IN ALDRICH, EASTMAN & WALTCH, L.P. The Company will not, without the prior written consent of the Required Banks, (i) permit or suffer the Investment Agreement to be amended, or (ii) make, or permit any Subsidiary to make, any further investment in Aldrich, Eastman & Waltch, L.P. (whether pursuant to the Acquisition Agreement a form of which is annexed to the Investment Agreement or otherwise) or (iii) make, or permit any Subsidiary to make, any additional capital contributions in Aldrich, Eastman & Waltch, L.P.



                                  SECTION VI
                                   DEFAULTS

     6.1 DEFAULTS. There shall be an Event of Default hereunder (each an "Event of Default") if any of the following events occur:

          (a) the Company shall fail to pay (i) when due any principal of any Loans or (ii) any interest payable hereunder or under the Notes or any fee or expense payable hereunder or under any other Loan Document within five (5) days of the due date therefor; or

          (b) the Company shall fail to perform any covenant or agreement contained in Sections 5.7 through 5.16, inclusive, and 5.18 through 5.27, inclusive, of this Agreement or the Company or any Subsidiary shall fail to perform any covenant or agreement contained in any of the other Loan Documents; or

          (c) the Company shall fail to perform any covenant contained in Sections 5.2 through 5.6, inclusive, or 5.17 of this Agreement and such failure shall continue for thirty (30) days after any officer of the Company has become aware of such failure; or

          (d) the Company shall fail to perform any term, covenant or agreement (other than those referred to in Sections 6.1(a), (b) and (c) hereof) contained in this Agreement, and such default shall continue for thirty (30) days after notice thereof has been received by the Company from the Agent or the Collateral Agent; or

          (e) any representation or warranty of the Company or any of its Subsidiaries made in this Agreement, the Notes, or any of the other Loan Documents, or in any other documents or agreements executed in connection with the transactions contemplated hereunder or thereunder or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

          (f) At any time following December 31, 1993, there shall be a change in the Code or regulations thereunder, or any revenue ruling or private letter ruling (addressed to UAM) shall be issued by the Internal Revenue Service, if compliance by the Company and its Subsidiaries with such change or ruling would materially and adversely alter the basis upon which the Company or its Subsidiaries amortize intangible assets for tax purposes; or

          (g) the Company or any of its Subsidiaries shall fail to pay when due the principal of or interest on Indebtedness having an aggregate outstanding principal amount of at least $10,000,000, or the Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any such Indebtedness within any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit, or with the giving of notice or lapse of time or both would permit, the holder of such Indebtedness or any other Person to accelerate the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid in whole or in part prior to its stated maturity; or

          (h) the Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due,
(iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing or
(viii) take any corporate action for the purpose of effecting any of the foregoing; or

          (i) a proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it, under any law providing for the relief of debtors, and such proceeding or case shall not be dismissed or discharged for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against the Company or any of its Subsidiaries; or

          (j) judgments or orders for the payment of money shall be entered against the Company or any of its Subsidiaries by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Company or such Subsidiary which in the aggregate exceeds $2,000,000 in value, and any such judgment, order, warrant or process shall continue undischarged, unbonded or unstayed for thirty (30) consecutive days; or

          (k) the Company or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $500,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $500,000 shall be filed under Title IV of ERISA by the Company, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Company to enforce Section 515 of ERISA and such proceedings shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated.

          (l) Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the Company; or, during any period of 12 months, individuals who were directors of the Company at the beginning of such 12 month period together with individuals who replaced existing directors through the standard rotation of board representation among the Company's Subsidiaries cease to constitute a majority of the board of directors of the Company; or

          (m) For any reason, any Loan Document ceases to be in full force and effect or any lien on any of the Collateral purported to be created by any Loan Document ceases to be or is not a valid and perfected lien to the extent and with the priority contemplated hereby or thereby.

     6.2 REMEDIES ON DEFAULT. Upon the occurrence and continuance of any Event of Default, the Agent may and, upon the request of the Required Banks, the Agent shall, by notice to the Company, declare: (x) the Commitment of each Bank to be terminated, whereupon the same shall forthwith terminate and/or (y) the Obligations, including the Notes, all interest thereon and all other amounts payable under this Agreement, to be forthwith due and payable, whereupon such Obligations, all such interest and all such amounts shall become and be forthwith due and payable without presentment, demand, protest or notice, all of which are hereby expressly waived by the Company; PROVIDED, that if an Event of Default specified in Section 6.1(h) or 6.1(i) shall occur, the consequences which would occur upon the giving of notice by the Agent to the Company, as specified in clauses (x) and (y) above, shall occur automatically without the giving of any such notice. Upon the occurrence and during the continuance of an Event of Default, the Agents, or either of them, as appropriate, may exercise any and all rights and remedies under this Agreement, the Notes and the other Loan Documents, or any other documents or agreements executed in connection with the transactions contemplated hereunder or thereunder, or by law or equity, and proceed to protect and enforce the Banks' rights by any action at law, suit in equity or other appropriate proceeding, whether for specific performance or for an injunction against a violation of any covenant contained herein, in the Notes or in any of the other Loan Documents or in aid of the exercise of any power granted hereby or thereby or by law. Payments under this Section 6.2, after satisfaction of costs of collection, shall be applied PRO RATA to the Obligations according to the respective amounts due the Banks under the Notes and Money Market Loans.

     6.3 MONEY MARKET LOANS. Any action required to be taken, approved or requested by the Required Banks hereunder or under any of the other Loan Documents in connection with the control, release, preservation, foreclosure or sale or any other action relating to the Collateral or the Obligations, shall be taken, approved or requested by the Required Banks, as determined without regard to any Money Market Loans outstanding from any Bank. The Banks and the Agents hereby agree that upon receipt by the Collateral Agent of any proceeds of foreclosure or sale of Collateral, such proceeds shall be applied PRO RATA to the Obligations outstanding according to the respective amounts due to the Banks under the Notes and Money Market Loans but that the Banks, in their capacity as holders of Obligations relating to Money Market Loans, shall have no further right in connection with the control, release, preservation, foreclosure, sale or other action relating to the Collateral or the Obligations. The right to receive proceeds of Collateral shall extend to any assignee of any Bank of such Bank's rights in respect of Money Market Loans. In no event shall Money Market Loans be taken into account in determining the Required Banks.


                                   SECTION VII

                                   THE AGENTS

     7.1 APPOINTMENT OF AGENTS. Each Bank hereby designates Morgan as Agent and BKB as Collateral Agent to act as herein and in the other Loan Documents specified. Each Bank hereby authorizes, and each holder of any Note by the acceptance of a Note shall be deemed to authorize, the Agents to take such action on its behalf under the provisions of this Agreement, the Notes, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agents, or either of them, by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agents may perform any of their duties hereunder or thereunder by or through its agents or employees.

     7.2 NATURE OF DUTIES OF AGENTS. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement or in any of the Loan Documents to which such Agent is a party. Neither the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. Neither of the Agents shall have any liability for any act or failure to act by the other. The duties of the Agents shall be mechanical and administrative in nature; the Agents shall not have by reason of this Agreement or the other Loan Documents a fiduciary relationship in respect of any Bank or to each other; and nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement or the other Loan Documents except as expressly set forth herein or therein.

     7.3   LACK OF RELIANCE ON THE AGENTS.

          (a) Independently and without reliance upon the Agents, each Bank, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries, and, except as expressly provided in this Agreement, the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any notice or any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) The Agents shall not be responsible to any Bank for (i) any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith,
(ii) the execution (other than their own execution), effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes or any of the other Loan Documents, (iii) the existence, value, collectibility or adequacy of the Collateral or the validity, effectiveness, perfection or priority of the liens and security interests of the Collateral Agent therein, or (iv) the financial condition of the Company or any of its Subsidiaries, nor shall the Agents be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes or any of the other Loan Documents, or the financial condition of the Company, or the existence or possible existence of any Default or Event of Default or for the filing, refiling, recording, rerecording, registration, reregistration or continuation of this Agreement, the Notes, the other Loan Documents, any financing or continuation statements relating thereto, or any other instrument or document for recording or for the giving of notice of the same or of any collateral therefor to anyone.

     7.4 CERTAIN RIGHTS OF THE AGENTS. Following the occurrence and during the continuance of an Event of Default of which the Agents have notice, the Agents shall, subject to the provisions of this Section VII, take such action or refrain from taking such action with respect to such Event of Default as shall be reasonably directed in writing by the Required Banks. If either Agent shall request instructions from the Required Banks with respect to any act or action (including the failure to act) in connection with this Agreement or the other Loan Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Banks; and neither Agent shall incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Agents as a result of the Agents, or either of them, acting or refraining from acting hereunder in accordance with the instructions of the Required Banks.

     7.5 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other teletransmission, document or communication or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Each Agent may consult with legal counsel (including counsel for the Company), independent public accountants (including those retained by the Company) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     7.6 INDEMNIFICATION OF AGENTS. To the extent each Agent is not reimbursed and indemnified to its satisfaction by the Company, each Bank will reimburse and indemnify each Agent, in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder or under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; PROVIDED, THAT no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Each Agent shall be indemnified at the time it incurs any such expenses or disbursements.

     7.7 EACH AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, each Agent shall have the same rights and powers hereunder as any other Bank or holder of a Note and may exercise the same as though it were not performing the duties of such Agent specified herein; and the terms "Banks", "Required Banks", "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any affiliate of the Company as if it were not performing the duties of such Agent specified herein, and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     7.8 HOLDERS OF NOTES. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with such Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

     7.9   SUCCESSOR AGENTS.

          (a) Each Agent may resign at any time thirty (30) days after giving written notice thereof to the Banks, the other Agent and the Company and may be removed at any time with cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right, upon five (5) days' notice to the Company, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then, upon five (5) days' notice to the Company and the other Agent, the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $50,000,000.

          (b) Upon the acceptance in writing of any appointment as Agent hereunder by a successor agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  SECTION VIII

                                  MISCELLANEOUS

     8.1 NOTICES. Unless otherwise expressly provided herein or in another Loan Document, all notices, requests and other communications to any party hereunder or thereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address or telex number as such party may hereafter specify by notice to the Agents and the Company. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section; provided that if any day on which any notice, request or other communication would otherwise be effective pursuant to the immediately preceding clauses (i) through (iii) is not a Business Day, then such notice, request or other communication shall be effective on the next succeeding Business Day; and provided, further, that notices to the Agents, or either of them, shall not be effective until received.

     8.2   EXPENSES AND INDEMNITY.  The Company shall,

          (a) whether or not the transactions hereby contemplated are consummated, pay on demand all reasonable out-of-pocket costs and expenses of each of the Agents (and after a Default, the Banks) in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of each Agent and the Banks with respect thereto) of, and, in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, the other Loan Documents and the other documents and instruments referred to herein or therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel, including allocated costs of internal counsel, for each of the Agents and in the case of enforcement or exercise of any right of any of the Banks);

          (b) pay on demand and hold each of the Agents and the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Agents and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes;

          (c) indemnify each of the Agents and each Bank, its officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages, settlement costs and expenses incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding (including, without limitation, responding to a subpoena or other process) related to any actual or proposed use by the Company or any Subsidiary of the proceeds of any of the Loans or to any breach by the Company or any of its Subsidiaries of any representations, warranties, covenants or agreements contained in this Agreement, the Notes or any other Loan Document, including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding; and

          (d) indemnify each of the Agents and each Bank, its officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all liabilities, losses, claims, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, consultant fees, investigation and laboratory fees), imposed upon or incurred by or asserted against any of them, by reason of (A) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting any past, present or future property of the Company or any of its Subsidiaries; (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit or investigation brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (D) any violation of any law, order, regulation, requirement or demand of any government authority relating to Hazardous Materials at, or discharged from, any past, present or future property of the Company or any of its Subsidiaries. For purposes of this subsection, "Hazardous Materials" shall include, without limitation, any explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos or any substances which are hazardous by virtue of the manner of their use, or any activity involving any of the foregoing or any other substance or material or activity defined as hazardous in words or substance by any present or future Federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liabilities Act of 1980 (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801, et seq.), the Resource Conversation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq.), the Clean Air Act (42 U.S.C. Sections 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C.
Section 1251, et seq.) and the Toxic Substances Control Act (15 U.S.C. Sections 2601, et seq.) (all of the foregoing as amended at any time) and in the regulations adopted and publications promulgated pursuant to each of the foregoing or in any judicial or quasi-judicial determination relating to any of the foregoing. If and to the extent that the obligations of the Company under this Section 8.2 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (e) The Company's obligations under this Section 8.2 shall survive any termination of this Agreement or the other Loan Documents and the payment of the Notes.

     8.3 SET-OFF. To secure payment and performance of all Obligations, the Company grants each Agent and each of the Banks, and each bank or other entity (a "Participant") which may purchase a participation in any Bank's Loans, a security interest in all deposits, balances or other sums now or hereafter credited by or due from an Agent, any Bank or any such Participant to the Company and in any securities or other property now or hereafter in the possession of or standing in the name of an Agent, any Bank or any such Participant. Any such deposits, balances or other sums credited by or due from an Agent, any Bank or any such Participant to the Company and any such securities or other property may, upon the occurrence of an Event of Default, or at any time thereafter, without notice to the Company or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived), and regardless of the adequacy of any collateral security securing the Obligations, be set-off, appropriated, and applied by such Agent, such Bank or any such Participant against any and all Obligations of the Company to the Agents and Banks, PROVIDED, however, that the right of a Participant to so set-off shall be subject to such Participant applying the proceeds of such set off in accordance with Section 8.4 as if it were a "Bank" hereunder.

     8.4   APPLICATION OF SET-OFFS.  Each Bank agrees with each other Bank that
(a) if any deposit or other sum credited by or due from such Bank to the Company is applied to Indebtedness of the Company to such Bank, other than indebtedness evidenced by the Notes, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes and (b) if such Bank (i) shall receive from the Company, whether by distributions made by an Agent, voluntary payment, exercise of the right of set-off, counterclaim, cross action or enforcement of any claim evidenced by such Notes or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and (ii) shall retain and apply to the payment of the Note(s) held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to all such amounts as contemplated hereby, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise, as shall result in each such Bank receiving in respect of the Note(s) held by each such Bank its proportionate payment as contemplated hereby, subject to Section 2.17.

     8.5 TERM OF AGREEMENT. This Agreement shall continue in force and effect so long as any portion of the Total Commitment, any Loan or any Obligation shall be outstanding and thereafter as to any obligation of the Company stated to survive the termination of this Agreement.

     8.6 CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Banks may be given, and any term of this Agreement, the Notes, the other Loan Documents or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Company or any Subsidiary of any term of this Agreement, the Notes, or the other Loan Documents may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Banks; PROVIDED, THAT without the written consent of those Banks which hold 100% of the aggregate outstanding principal amount of all Loans or, if no such principal amount is then outstanding, Banks having one hundred percent (100%) of the Total Commitment,

          (i) no reduction in the principal amount of, interest rate on, or commitment fee relating to, Loans shall be made;

          (ii) no extension or postponement of the stated time (including, without limitation, the Conversion Date, the Tranche B Termination Date and the Termination Date) of payment or prepayment of the principal amount of, interest on, or commitment fee relating to, the Loans shall be made;

          (iii) except as contemplated by Section 8.7, no extension or increase of the Total Commitment or Commitment Amount shall be made and no change to any Commitment Percentage shall be made;

          (iv) no amendment to this Section 8.6 or to Section 6.2 shall be made;

          (v)   no Collateral shall be released; and

          (vi) no Guaranty Subsidiary shall be released from its guaranty of the Obligations.

The provisions of Section VII of this Agreement shall not be amended or otherwise modified without the prior written consent of the Agents. Any amendment, waiver, consent or approval under this Agreement, the Notes or any Loan Document shall apply equally and without distinction to each of the Banks. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Company or any of its Subsidiaries shall entitle the Company or any such Subsidiary to other or further notice or demand in similar or other circumstances.

     8.7   BENEFIT OF AGREEMENT.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Banks.

          (b) Any Bank may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Bank.


          (c) Any Bank may, with the written consent of the Company (which consent will not be unreasonably withheld or delayed) assign any or all of its rights and delegate any or all of its obligations under this Agreement (including, without limitation, to an Affiliate of such Bank of the type described in clause (i) of the definition of Affiliate, in which case the consent of the Company shall not be required) provided that each such assignment is in an amount of at least $5,000,000 and in an integral multiple of $1,000,000 and further may (without such consent) sell participation in, all or any part of any Loan or Loans made by it or its Commitment or any other interest herein or in its Note(s) to another bank or other Person, in which event (i) in the case of an assignment, upon notice thereof by such Bank to the Company and the Agents and the written consent of the Company (which consent will not be unreasonably withheld or delayed), the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Bank hereunder and the holder of a Note and, if the assignee has expressly assumed, for the benefit of the Company, the Banks and the Agents, the assignor Bank's obligations hereunder, such assignor Bank shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and (ii) in the case of a participation, the participant shall not have any rights under this Agreement or any Note or any other document delivered in connection herewith (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Company under Sections 2.14 and 2.16 hereof shall be determined as if the Bank had not sold such participation. No participation agreement or similar arrangement entered into by any Bank in respect of the Commitments, the Notes, the Loans or any interest thereon shall, directly or indirectly, require that such Bank obtain the consent of its participant to any action, inaction, amendment, waiver or consent of or under this Agreement or the Notes other than those amendments, waivers and consents referred to in Section 8.6 which are required to be in writing and signed by all of the Banks. Any Bank may furnish any information concerning the Company in the possession of such Bank from time to time to Affiliates of such Bank and to assignees and participants (including prospective assignees and participants), PROVIDED, HOWEVER, that the furnishing of such information (and the nature, manner and extent thereof) by any Bank to its Affiliates and such assignees and participants shall be governed by the relevant agreement, assignment or participation agreement relating to such arrangement, assignment or participation, as the case may be and that the recipient thereof shall agree to be bound by the confidentiality provisions of Section 8.17.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note(s) to a Federal Reserve Bank. No such assignment to a Federal Reserve Bank shall release the transferor Bank from its obligations hereunder.

          (e) THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS EXECUTED SIMULTANEOUSLY HEREWITH CONSTITUTE ALL THE RIGHTS, INTERESTS, UNDERSTANDINGS, AGREEMENTS AND OBLIGATIONS OF WHATSOEVER KIND AND NATURE EXISTING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDE ALL PREVIOUS AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF, WHETHER WRITTEN OR ORAL. THE COMPANY MAY NOT USE EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL AGREEMENT TO CONTRADICT OR SUPPLEMENT THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENTS EXECUTED SIMULTANEOUSLY HEREWITH.

     8.8   SURVIVAL.  The Company's obligations under Sections 2.14, 2.16 and
8.2 shall survive the payment in full of the Notes after the Termination Date.

     8.9 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, UNDER THE NOTES AND UNDER THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     8.10 JURISDICTION. Any action or proceeding in connection with this Agreement, the Notes, or the other Loan Documents may be brought against the Company or, if against the Agent, shall be brought, in a court of record of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, sitting in New York, New York, the Company hereby consenting to the jurisdiction thereof over its person; and service of process may be made upon the Company by mailing a copy of the summons and any complaint to the Company, by registered mail, at the address to be used for the giving of notice to the Company under this Agreement, such service to be effective ten (10) days after the mailing thereof. In any action or proceeding relating to this Agreement, the Notes or the other Loan Documents, the Company hereby waives any claim that New York County or the Southern District of New York is an inconvenient forum.

     8.11 NO THIRD PARTY RIGHTS. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     8.12 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument and all such counterparts shall taken together constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart.

     8.13 PARTIAL INVALIDITY. The invalidity or unenforceability or any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

     8.14 TABLE OF CONTENTS AND CAPTIONS. The Table of Contents and captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be taken into account to interpret or modify the meaning of such sections or subsections.

     8.15 EFFECTIVENESS. Subject to Section 4.1, this Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same (or its signature page therefor) to the Agent by delivery or by telecopy.

     8.16 PLEDGED STOCK. Notwithstanding anything contained in this Agreement or in any other Loan Document to the contrary, any and all shares of capital stock of any Subsidiary of the Company incorporated as a Delaware corporation pledged to the Collateral Agent pursuant to the terms of this Agreement and the other Loan Documents shall be issued, and registered of record on the books and records of each such Subsidiary, in the name of the Collateral Agent or a nominee selected by the Collateral Agent, and in all cases, the interest of the Collateral Agent as a secured party in the Pledged Stock shall be registered on the books and records of each issuer thereof.

     8.17 CONFIDENTIALITY. Each Bank agrees to exercise reasonable efforts to keep confidential any written information delivered or made available by the Company or any of its Subsidiaries to such Bank in connection with this Agreement; PROVIDED that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) to its officers, directors, employees, agents, attorneys and accountants, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (v) which has been publicly disclosed, (vi) in connection with any litigation to which the Agent, the Collateral Agent or any Bank or their respective affiliates may be a party,
(vii) in connection with the exercise of any remedy hereunder, (viii) to such Bank's legal counsel and independent auditors, and (ix) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 8.17.

     8.18 WITHHOLDING TAX EXEMPTION. Not later than the Closing Date or, in the case of any bank or financial institution that becomes a Bank after the Closing Date, the date of the instrument of assignment or other instrument pursuant to which such bank or financial institution became a Bank, and annually thereafter or at such other times as the Agent, the Collateral Agent or the Company may request, each Bank organized under the laws of a jurisdiction outside the United States (a "Non-US Bank") shall provide the Agent, the Collateral Agent and the Company with duly completed copies of Form 1001 or Form 4224, or, in the case of a Non-US Bank claiming exemption from United States withholding taxes under Section 871(h) and 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or, in each case, any successor form prescribed by the Internal Revenue Service of the United States (and, if such Non-US Bank delivers a form W-8, a certificate representing that such Non-US Bank is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code)), certifying as to such Bank's status as exempt from United States withholding taxes with respect to all payments to be made to such Bank hereunder or other documents satisfactory to the Company, the Agent and the Collateral Agent indicating that all payments to be made to such Bank hereunder are not subject to such taxes (an

"Exemption Certificate"). In the case of payments to be made by the Company, the Agent or the Collateral Agent to or for any Bank organized under the laws of a jurisdiction outside the United States, unless the Company, the Agent or the Collateral Agent, as the case may be, has received the Exemption Certificate from such Bank in accordance with this Section, the Company, the Agent or the Collateral Agent, as the case may be, may withhold taxes from such payments at the maximum applicable statutory rate.

          8.19 WAIVER OF JURY TRIAL. IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, THE PARTIES HERETO HEREBY MUTUALLY WAIVE TRIAL BY JURY, INCLUDING WITH RESPECT TO ANY COUNTERCLAIM.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


One International Place                 UNITED ASSET MANAGEMENT
100 Oliver Street                          CORPORATION
Boston, MA  02110
Attn:  William H. Park,                  By:  /s/ William H. Park
Senior Vice President                    ----------------------------
Telecopier No.: (617) 330-1133           Title: Senior Vice President


Lending Office:                         MORGAN GUARANTY TRUST
Morgan Guaranty Trust Company              COMPANY OF NEW YORK,
  of New York                              as Bank and as Agent
c/o J.P. Morgan Services Inc.
500 Stanton Christiana Road              By:
P.O. Box 6070                            -----------------------------
Newark, Delaware  19713-2107             Title:
Telex No.:   177425
Answerback:  MBDEL UT
Telecopier Nos.:  (302) 992-1852
                  (302) 992-1872

Address for Notices:
Morgan Guaranty Trust Company
  of New York
60 Wall Street
New York, New York  10260
Attn:  Crescent G. Sancilio
Telex No.:   177615
Answerback:  MGTUT
Telecopier Nos.:  (212) 648-5022
                  (212) 648-5023


Lending Office and Address              THE FIRST NATIONAL BANK
for Notices:                               OF BOSTON, as a Bank
THE FIRST NATIONAL BANK OF BOSTON
100 Federal Street                       By:  /s/ Mitchell B. Feldman
01-06-11                                 ----------------------------
Boston, MA  02110                        Title: Director
Attn:  Mitchell B. Feldman
Telex No.:  4996527
Answerback:  BKB BOSTON
Telecopier No.: (617) 434-0637



With a Copy to:

The Loan Department
100 Federal Street
05-02-00-B
Boston, MA  02110
Attn:  Betty Drake
Telecopier No.:  (617) 929-6912



Blue Hills Office Park                  THE FIRST NATIONAL BANK
150 Royall Street                          OF BOSTON, as Collateral
Canton, MA  02021                          Agent
Attn: Corporate Trust Div.
      Mail Stop 45-02-15
      (United Asset Management           By:   /s/ K. Caldwell
      Corporation                        ----------------------------
      Collateral Agency)                 Title: Account Manager
Telecopier No.: (617) 575-2078

Lending Office:                         MELLON BANK, N.A.
Mellon Bank, N.A.
3 Mellon Bank Ctr.                       By:  /s/ Susan M. Whitewood
Loan Administration Section              -------------------------------
Room 2304                                Title: Assistant Vice President
Pittsburgh, PA  15259-0003
Attn:  Judy Laughrey
Telecopier No.:  (412) 236-2028


Address for Notices:
To Lending Office above,
with a copy to:
Mellon Bank N.A.
1 Mellon Bank Center
Room 370
Pittsburgh, PA  15258
Attn:  Susan Whitewood
       Assistant Vice President
Telecopier No.:  (412) 234-8087


Lending Office and Address              DEUTSCHE BANK AG, NEW YORK
for Notices:                             BRANCH and/or CAYMAN ISLANDS
Deutsche Bank A.G.                       BRANCH
New York Branch/Cayman
  Islands Branch
31 West 52nd Street                      By: /s/ Christopher C. Sharp
New York, New York  10019                ----------------------------
Attn:  Jon Mendes                        Title: Vice President
       Associate
Telecopier No.:  (212) 474-8108          By: /s/ Elizabeth A. Ziegimeier
                                         -------------------------------
                                         Title: Vice President



Lending Office and Address              CHEMICAL BANK
for Notices:
4 New York Plaza
New York, New York  10004-2477
Attn:  Darrell W. Crate                  By:
Telecopier No.:  (212) 623-4817          ----------------------------
                                         Title:  Vice President

Lending Office:                         CREDIT LYONNAIS NEW YORK
1301 Avenue of the Americas                BRANCH
New York, New York  10019

Addresses for Notices:                   By:  /s/ Robert Ivosevich
Credit Lyonnais                          ----------------------------
53 State Street                          Title: Senior Vice President
Boston MA  02109
Attn:  Lisa Turilli
Telecopier No.:  (617) 723-4803


Lending Office:                         CREDIT LYONNAIS CAYMAN ISLAND
c/o Credit Lyonnais New York               BRANCH
  Branch
1301 Avenue of the Americas
New York, New York  10019                By: /s/ Robert Ivosevich
                                         ----------------------------
                                         Authorized Signature

Address for Notice:
Credit Lyonnais
53 State Street
Boston, MA  02109
Attn:  Lisa Turilli
Telecopier No.:  (617) 723-4803




Lending Office and Address              SHAWMUT BANK, N.A.
for Notices:
Shawmut Bank, N.A.
One Federal Street                       By:  /s/ Eileen P. Murphy
Boston, Massachusetts  02211             ----------------------------
Attn: Eileen P. Murphy                   Title: Vice President
      Vice President
Telex No.:  681-7133
Answerback:  SHAWMUT-BSN
Telecopier No.:  (617) 292-2095

Lending Office and Address              NATIONSBANK, N.A. (formerly
for Notices:                               known as NationsBank of
NationsBank, N.A.                          Maryland, N.A., successor
10 Light Street                            by merger to Maryland
Mailstop MD4-302-16-07                     National Bank)
Baltimore, Maryland  21201
Attn:  Christopher A. Pope
       Vice President                    By:  /s/ Christopher A. Pope
Telex No.:  198115                       ----------------------------
Answerback:  MNB OP UT                   Title: Vice President
Telecopier No.: (410) 337-8506



Lending Office and Address              BANK HAPOALIM B.M.
for Notices:
Bank Hapoalim B.M.                       By: /s/
70 Federal Street                        ----------------------------
Boston, Massachusetts  02110             Title: Vice President
Attn:  Henrietta Amadon
Telecopier No.: (617) 542-0015           By: /s/
                                         ----------------------------
                                         Title: Vice President


Lending Office:                         THE DAIWA BANK, LIMITED
The Daiwa Bank, Limited
233 South Wacker Drive                   By: /s/ Daniel G. Eastman
Suite 5400                               ----------------------------
Chicago, Illinois  60606                 Title: Vice President

Address for Notices:
The Daiwa Bank, Limited                  By: /s/
1 Post Office Square                     ----------------------------
Suite 3820                               Title:
Boston, Massachusetts  02109
Attn:  Daniel G. Eastman
       Vice President
Telecopier No.: (617) 423-4884


Lending Office and Address              FLEET BANK OF MASSACHUSETTS
for Notices:
Fleet Bank of Massachusetts
75 State Street                          By: /s/ Gregory P. Dormitzer
Boston, Massachusetts 02109              ----------------------------
Attn:  Gregory P. Dormitzer              Title: Senior Vice President
       Group Manager
Telecopier No.: (617) 346-1558

Lending Office and                      BAYBANK BOSTON, N.A.
Address for Notices:
BayBank Boston, N.A.
175 Federal Street, 10th Floor           By:  /s/ Virginia Ryan
Boston, Massachusetts 02110              ----------------------------
Attn: Virginia Ryan                      Title:  Vice President
      Vice President
Telecopier No.: (617) 556-6594


and, in case of Notice of Borrowing,
with a copy to:

Shohak Dekermendjian
BayBank Associates
3 University Office Park
Waltham, Massachusetts 02154
Reference:  United Asset Management
Telecopier No.: (617) 788-3988


Lending Office and Address              WACHOVIA BANK OF GEORGIA, N.A.
for Notices:
Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.               By:  /s/
Atlanta, Georgia  30303                  ----------------------------
Attn: Elizabeth Colt                     Title: Senior Vice President
      Assistant Vice President
Telex No.: 542553
Answerback: WACHFEX-ATL
Telecopier No.: (404) 332-6898


Lending Office and Address              per pro BROWN BROTHERS
for Notices:                               HARRIMAN & CO.
Brown Brothers Harriman
   & Co.
40 Water Street                          By: /s/
Boston, Massachusetts  02109             ----------------------------
Attn:  Louise A. Coughlan,               Title:
       Deputy Manager
Telex No.: 4430048
Answerback:  BROWNHAR BSN
Telecopier No.: (617) 589-3178

                                                                                                                   EXHIBIT A
                                                                                                             TO SECOND AMENDED AND
                                                                                                           RESTATED CREDIT AGREEMENT

                                                             COMMITMENTS


                                        Tranche A           Tranche A           Tranche B           Tranche B             Total
                                        Commitment          Commitment          Commitment          Commitment          Commitment
               Bank                     Amount              Percentage          Amount              Percentage          Percentage
               ----                     ----------          ----------          ----------          ----------          ----------

*Morgan Guaranty Trust Company          $42,500,000           10.625            $12,000,000             12%                10.9%
of New York


*The First National Bank of Boston      $42,500,000           10.625            $12,000,000             12%                10.9%


*Mellon Bank, N.A.                      $40,000,000           10.000            $12,000,000             12%                10.4%


*Deutsche Bank AG, New York Branch/
   Cayman Islands Branch                $40,000,000           10.000            $12,000,000             12%                10.4%


*Chemical Bank                          $30,000,000            7.500            $12,000,000             12%                 8.4%


*Credit Lyonnais                        $30,000,000            7.500            $10,000,000             10%                 8.0%


*Shawmut Bank, N.A.                     $30,000,000            7.500            $10,000,000             10%                 8.0%


*NationsBank, N.A.                      $30,000,000            7.500            $12,000,000             12%                 8.4%

------------------------
* Tranche B Bank


                                        Tranche A           Tranche A           Tranche B           Tranche B             Total
                                        Commitment          Commitment          Commitment          Commitment          Commitment
               Bank                     Amount              Percentage          Amount              Percentage          Percentage
               ----                     ----------          ----------          ----------          ----------          ----------
*Bank Hapoalim B.M.                     $25,000,000            6.250            $ 2,000,000             2%                  5.4%


Fleet Bank of Massachusetts             $25,000,000            6.250            $0                     N/A                  5.0%


The Daiwa Bank, Limited                 $20,000,000            5.000            $0                     N/A                  4.0%


BayBank Boston, N.A.                    $20,000,000            5.000            $0                     N/A                  4.0%


*Wachovia Bank of Georgia, N.A.         $20,000,000            5.000            $ 5,000,000             5%                  5.0%


*Brown Brothers Harriman & Co.          $ 5,000,000            1.250            $ 1,000,000             1%                  1.2%


                                                                       EXHIBIT B
                                                               TO SECOND AMENDED
                                                                    AND RESTATED
                                                                CREDIT AGREEMENT



                         GUARANTY AND SECURITY DOCUMENTS
                           CONFIRMATION AND AMENDMENT


     GUARANTY AND SECURITY DOCUMENTS CONFIRMATION AND AMENDMENT, dated as of November 18, 1994 ("this Agreement"), made by UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Company"), UNITED ASSET MANAGEMENT HOLDINGS, INC., a Delaware corporation ("UAM Holdings"), UNITED ASSET MANAGEMENT TRADEMARK, INC., a Delaware corporation ("UAM Trademark"), UAM INVESTMENT CORPORATION, a Delaware corporation ("UAM Investment"), DEWEY SQUARE INVESTORS CORPORATION, a Delaware corporation ("DSI"), HEITMAN FINANCIAL LTD., an Illinois corporation ("Heitman"), UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC., a Delaware corporation ("UAM U.K. HOLDINGS") and UAM REALTY ADVISORS INVESTMENT CORPORATION, a Delaware corporation ("UAM Realty Advisors"; UAM Holdings, UAM Trademark, UAM Investment, DSI, Heitman, UAM U.K. Holdings and UAM Realty Advisors, each a "Guaranty Subsidiary" and collectively, the "Guaranty Subsidiaries") in favor of the "Banks" and the "Agents" (as defined below).


                                 R E C I T A L S


     A. The Company, the "Banks" parties thereto (the "Banks"), Morgan Guaranty Trust Company of New York, as Agent (in such capacity, the "Agent"), and The First National Bank of Boston, as Collateral Agent (in such capacity, the "Collateral Agent" and together with the Agent, the "Agents") are parties to the Amended and Restated Credit Agreement, dated as of August 29, 1994 (the "Original Credit Agreement").

     B. Concurrently with the execution of this Agreement, the Company, the Banks, the Agent and the Collateral Agent are entering into a Second Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), which amends and restates the Original Credit Agreement in its entirety.

     C. It is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Banks to make Loans thereunder that the Company and each of the Guaranty Subsidiaries shall have executed and delivered this Agreement.

     NOW, THEREFORE, it is agreed as follows:

          1. Unless the context otherwise requires, capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

          2. The term "Banks" as defined in each of the Security Documents, the Subsidiaries Guaranty, the DSI Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty, the UAM U.K. Holdings Guaranty and the Trademark Subordination Agreement (collectively, the "Documents") shall include all banks and other financial institutions from time to time parties to the Credit Agreement as "Banks".

          3. All references in the Documents to "the Agreement" or "the Credit Agreement" shall refer to the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          4. Without limitation of any of the terms of the Documents, the Company and each Guaranty Subsidiary hereby confirms and agrees that the terms "Obligations" and "Guaranteed Obligations" as used in the Documents shall include all of the "Obligations" as such term is defined in the Credit Agreement.

          5. Each of the Guaranty Subsidiaries hereby acknowledges receipt of a copy of the Credit Agreement and of each agreement, instrument or document delivered in connection therewith on the Closing Date.

          6. Schedule A to the Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit A hereto.

          7. Schedule A to the Subsidiaries Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit B hereto.

          8. The amendments set forth herein are limited precisely as written and shall not be deemed to (i) be an amendment to or waiver of any other term or condition of the Documents or any of the instruments and documents referred to therein, or (ii) prejudice any right or rights which the Agents or the Banks may now have or may have in the future under or in connection with the Documents, as amended, or any of the instruments and documents referred to therein. Except as expressly modified hereby or pursuant hereto, the terms and provisions of the Documents and the instruments and documents referred to therein shall remain in full force and effect, and, as so modified, are hereby ratified and confirmed.

          9. This Agreement is the Confirmation and Amendment referred to in the Credit Agreement. All guaranties, liens and security interests made or granted by the Company or any Guaranty Subsidiary pursuant to the Documents are hereby ratified and confirmed.

          10. This Agreement may be signed in any number of separate counterparts, each of which shall constitute an original instrument and all of which taken together shall constitute one and the same instrument, with the same force and effect as if the signatures of all the parties hereto were on a single instrument.

          11. The Company and each of the Guaranty Subsidiaries hereby represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all required corporate and shareholder action to enter into, execute, deliver and perform this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); (iii) the execution, delivery and performance of this Agreement do not and will not violate any provision of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which it or any of its property is subject; and (iv) all representations and warranties contained in the Documents (as amended by this Agreement) are true and correct in all material respects with the same effect as though such representations and warranties has been made on and as of the date hereof.

          12. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                    UNITED ASSET MANAGEMENT CORPORATION


                    By:____________________________________________
                         Title:

                    UNITED ASSET MANAGEMENT HOLDINGS, INC.


                    By:____________________________________________
                         Title:

                    UNITED ASSET MANAGEMENT TRADEMARK, INC.


                    By:____________________________________________
                         Title:

                    UAM INVESTMENT CORPORATION


                    By:____________________________________________
                         Title:

                    DEWEY SQUARE INVESTORS CORPORATION


                    By:____________________________________________
                         Title:

                    HEITMAN FINANCIAL LTD.


                    By:____________________________________________
                         Title:

                    UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC.


                    By:____________________________________________
                         Title:


                    UAM REALTY ADVISORS INVESTMENT CORPORATION


                    By:____________________________________________
                         Title:

AGREED:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as a Bank and as Agent


By:____________________________________
   Title:

THE FIRST NATIONAL BANK OF BOSTON,
  as Collateral Agent


By:____________________________________
   Title:

THE FIRST NATIONAL BANK OF BOSTON,
  as a Bank


By:____________________________________
   Title:

MELLON BANK, N.A.


By:____________________________________
   Title:

DEUTSCHE BANK AG NEW YORK
  BRANCH and/or CAYMAN ISLANDS BRANCH


By:____________________________________
   Title:

By:____________________________________
   Title:

CHEMICAL BANK


By:____________________________________
   Title:

CREDIT LYONNAIS NEW YORK BRANCH


By:____________________________________
   Title:

CREDIT LYONNAIS CAYMAN ISLAND
  BRANCH


By:____________________________________
   Authorized Signature

SHAWMUT BANK, N.A.


By:____________________________________
   Title:

NATIONSBANK, N.A. (formerly known as
NationsBank of Maryland, N.A., successor by merger to Maryland National Bank)


By:____________________________________
   Title:


BANK HAPOALIM B.M.


By:____________________________________
   Title:


By:____________________________________
   Title:

FLEET BANK OF MASSACHUSETTS


By:___________________________________
   Title:

THE DAIWA BANK, LIMITED


By:____________________________________
   Title:


By:____________________________________
   Title:

BAYBANK BOSTON, N.A.


By:____________________________________
   Title:

WACHOVIA BANK OF GEORGIA, N.A.


By:____________________________________
   Title:


per pro BROWN BROTHERS HARRIMAN
  & CO.


By:____________________________________
   Title:




WS9\04509.101\08\jmp

                                                               EXHIBIT A
                                                                  TO
                                                      CONFIRMATION AND AMENDMENT

                 SCHEDULE A TO PLEDGE AGREEMENT BY AND BETWEEN
                   UNITED ASSET MANAGEMENT CORPORATION AND THE
               FIRST NATIONAL BANK OF BOSTON, AS COLLATERAL AGENT


     The Collateral covered by the Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following (and all proceeds thereof):

          A.  The following shares of stock (the "First Priority
Pledged Securities"), certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank:

                                           Percentage
                         Number            of Outstanding        Certificate
Issuer                   of Shares         Shares                Number
------                   ---------         --------------        -----------
Chicago Asset              100               100%                    1
  Management Company

Nelson, Benson             100               100%                    1
  & Zellmer, Inc.

Hamilton, Allen &          100               100%                    2
  Associates, Inc.

Thompson, Siegel           2,898             100%                    18,19
  & Walmsley, Inc.

Analytic Investment        3,400             100%                    20
  Management, Inc.

Northern Capital           100               100%                    1
  Management Incorporated
  (certificate in name of
  NCM Newco, Inc.)

Cooke & Bieler, Inc.       5,462             100%                    208,209

Olympic Capital            100               100%                    76
  Management, Inc.

Fiduciary Management       900               100%                    11,12
  Associates, Inc.

Investment Counselors      7,500             100%                    52
  of Maryland, Inc.



The Rothschild             638.6316          100%                    11
  Company

Sterling Capital           7,757             100%                    7,8
  Management Company

Rice, Hall, James          100               100%                    2
  & Associates

C.S. McKee & Company,      21,000            100%                    55,127
  Incorporated             Class A
                           7,430
                           Class B

HIMCO, Inc.                400               100%                    6
  (d/b/a Hanson
  Investment Management
  Company)

Barrow, Hanley,            100               100%                    2
  Mewhinney & Strauss,
  Inc.

Sirach Capital Management, 100               100%                    3
  Inc.

United Asset Management    100               100%                    1
  Holdings, Inc.

United Asset Management    100               100%                    1
  Trademark, Inc.

The Campbell Group, Inc    100               100%                    2

Newbold's Asset            100               100%                    10
  Management, Inc.

UAM Investment             100               100%                    1
  Corporation

Cambiar Investors,         100               100%                    16
  Inc.

Spectrum Asset             100               100%                    3
  Management, Inc.

Regis Retirement Plan     7000               100%                    3
  Services, Inc.
  (formerly named RFI
  Distributors, Inc.)

Alpha Global Fixed
  Income Managers, Inc.    100               100%                    1


Ki Pacific Asset           100               100%                    2
  Management, Inc.

L&B Realty Advisors,     3,710                95%                    A-2
  Inc.

United Asset Management      1               100%                    2
  U.K. Holdings, Inc.

Regis Administrative       100               100%                    3
  Services, Inc.
  (formerly named
  Newco Acquisition Corp.)

Heitman Financial Ltd.     100               100%                    3

GSB Investment             100               100%                    2
  Management, Inc.

John K. Dwight Asset
  Management Company,
  Inc.                     100               100%                    3

Investment Research        100               100%                    13
  Company

Suffolk Capital            100               100%                    3
  Management, Inc.

UAM Investment Services,  1,000              100%                    2
  Inc.

United Asset Management   1,000              100%                    2
  (Japan), Inc.





               B.   The following shares of stock (the "Second
Priority Pledged Securities"), certificates representing which are held pursuant to Stockholder Pledge Agreements, by which selling stockholders have been granted first priority liens in such shares, as follows:


                      Percentage                                     Stockholder
         Number     of Outstanding    Certificate     Certificate       Pledge
Issuer   of Shares      Shares          Number          Holder         Agreement
------   ---------  --------------    -----------     -----------    -----------

                                       NONE

                                                               EXHIBIT B
                                                                  TO
                                                      CONFIRMATION AND AMENDMENT


                                  SCHEDULE A TO
                          SUBSIDIARIES PLEDGE AGREEMENT
                     BY AND BETWEEN UNITED ASSET MANAGEMENT
                      HOLDINGS, INC. AND THE FIRST NATIONAL
                       BANK OF BOSTON, AS COLLATERAL AGENT


          The Collateral covered by the Subsidiaries Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):

                                               Percentage
                              Number of         of Shares          Certificate
                               Shares          Outstanding         Number
                              ---------        -----------         -----------

Hellman, Jordan                   449.5           100%                 30
  Management
  Company, Inc.

Hagler, Mastrovita               50,000           100%                 11
  & Hewitt, Inc.

Dewey Square                        100           100%                  1
  Investors
  Corporation

UAM Realty Advisors                 100           100%                  1
  Investment
  Corporation

First Pacific                   200,000           100%                  2
  Advisors, Inc.

Acadian Asset                       100           100%                  7
  Management, Inc.

NWQ Investment                  200,000           100%                  2
  Management
  Company, Inc.

Pell, Rudman &                      100           100%                  2
  Co., Inc.

Tom Johnson                         100           100%                  2
  Investment
  Management, Inc.

PIC Newco, Inc.                     100           100%                  1

                                                             EXHIBIT C TO SECOND
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT



                              AGREEMENTS PROVIDING
                             FOR CONTINGENT PAYMENTS


     1. Acquisition Agreement by and among the Company, Trinity Capital Advisors, Inc., Sterling Capital Management Company and the stockholders of Trinity Capital Advisors, Inc., dated as of July 31, 1991.

     2. Acquisition Agreement by and among the Company, First Pacific Advisors, Inc., FPA Newco, Inc., and Angeles Corporation, dated as of April 8, 1991.

     3. Acquisition Agreement by and among the Company, SCM Newco, Inc., Suffolk Capital Management, Inc., and the stockholders of Suffolk Capital Management, Inc., dated as of June 7, 1994.

     4. Acquisition Agreement by and among the Company, JD Newco, Inc., John K. Dwight, Inc., John K. Dwight Asset Management Company, Inc., and John K. Dwight, dated as of November 9, 1993.

     5. Acquisition Agreement by and among the Company, NIMC Newco, Inc., NWQ Investment Management Company, and NWQ Charitable Remainder Unitrust, the holders of the entire partnership interest in NWQ Investment Management Company, and David A. Polak, dated as of October 21, 1992.

                                                                    EXHIBIT D TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



             HEITMAN PERMITTED INDEBTEDNESS AND RELATED ENCUMBRANCES


(1) Indebtedness of Heitman Financial Ltd. to LaSalle National Bank in the principal sum not to exceed $10,000,000 pursuant to the terms of a Loan Agreement dated as of March 27, 1992, as amended (the "LaSalle Loan Agreement"), by and between LaSalle National Bank and Heitman Financial Ltd. and a Revolving Credit Note dated as of June 30, 1994 of Heitman Financial Ltd. payable to the order of LaSalle National Bank in the principal sum of $10,000,000.

(2) A Guaranty in favor of LaSalle National Bank of the obligations of Heitman Financial Ltd. to LaSalle National Bank by the following: (a) Heitman Advisory Corporation and all of its subsidiary corporations; (b) Heitman Financial Services Ltd. and all of its subsidiary corporations; (c) Heitman Properties Ltd. and all of its subsidiary corporations; (d) Heitman Financial U.K. Ltd.; (e) HFL-A Partnership and HFL-B Partnership; and (f) each corporation identified on any future amended Schedule 1.1 to the LaSalle Loan Agreement as a "New Guarantor".

(3) Indebtedness of Heitman Properties Ltd. to Continental Bank N.A. in the original principal sum of $5,000,000 (of which $600,000 is outstanding) pursuant to the terms of a Credit Agreement dated as of March 5, 1992, as amended, by and between Heitman Properties Ltd. and Continental Bank N.A. and a Note dated March 5, 1992, as amended, of Heitman Properties Ltd. payable to the order of Continental Bank, N.A. in the original principal sum of $5,000,000.

(4) Indebtedness of Heitman Properties Ltd. to Continental Bank N.A. in the original principal sum of $3,600,000 pursuant to the terms of a First Amended and Restated Credit Agreement dated as of April 6, 1992, as amended (the "Continental Loan Agreement"), by and between Heitman Properties Ltd. and Continental Bank N.A. and a Second Amended and Restated Note dated as of June 14, 1994 of Heitman Properties Ltd. payable to the order of

     Continental Bank N.A. in the original principal sum of $1,096,227.17.

(5) Guaranty of Payment dated March 5, 1992 of Heitman Financial Ltd. in favor of Continental Bank N.A. of the obligations of Heitman Properties Ltd. to Continental Bank N.A.

(6) A Guaranty in favor of Continental Bank N.A. of the obligations of Heitman Properties Ltd. to Continental Bank N.A. by all of the subsidiary corporations of Heitman Properties Ltd. as required under the terms of the Continental Loan Agreement.

(7) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the original principal sum of $1,890,000.

(8) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the original principal sum of $1,450,000.

(9) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(10) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

(11) Corporate Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(12) Corporation Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

                                SCHEDULE OF LIENS

(1) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1983 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,890,000.

(2) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1978 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services, Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,450,000.

     Collateral Assignment and Security Agreement (Assignment of Notes) dated as of March 5, 1992 by Heitman Properties Ltd. in favor of Continental Bank N.A. which collaterally assigns all of the right, title, and interest of Heitman Properties Ltd. in, to, and under a Note dated March 5, 1992 in the original principal amount of $3,000,000 executed by Mayfair Joint Venture, an Illinois general partnership, payable to the order of Heitman Properties Ltd.

                                                                  EXHIBIT E-1 TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                                    TRANCHE A
                                 PROMISSORY NOTE



$_______________                                              New York, New York
                                                              November 18, 1994


          FOR VALUE RECEIVED, the undersigned, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of ______________________ (the "Bank"), the lesser of (i) the principal amount of ______________________________ DOLLARS ($_______________) or
(ii) the aggregate unpaid principal amount of all Tranche A Loans made by the Bank to the Company pursuant to the Second Amended and Restated Credit Agreement, dated as of November 18, 1994 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Bank, the other banks and financial institutions from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Agent, and The First National Bank of Boston, as Collateral Agent, on the Termination Date or such earlier date as may be provided in the Credit Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from time to time outstanding from the date hereof until such principal amount is paid in full at the rates per annum set forth in or established pursuant to the Credit Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Credit Agreement and shall be calculated as therein provided.

          Both the principal hereof and the interest hereon are payable in lawful money of the United States of America in immediately available funds at the office of the Agent located at 60 Wall Street, New York, New York 10260, ABA #021000238, for credit to: Loan Department-Syndications Unit, Account No. 999-99-090, Attention: Syndications Unit, Reference: United Asset Management Corporation, or at such other place as the Agent may specify in writing.

          Presentment, demand, protest and other notice of any kind are hereby expressly waived.

          In the event that any action, suit or other proceeding is brought by the holder hereof to collect this Note, the Company shall be liable for all court costs and expenses of collection, including, without limitation, attorneys' fees and disbursements.

          This Note is executed and delivered to the Bank pursuant to the Credit Agreement, and is entitled to the benefits of the Credit Agreement, which, among other things, contains provisions for mandatory and voluntary prepayment of the amount due hereunder and acceleration of the maturity hereof upon the happening of certain stated events. All capitalized terms used in the Credit Agreement are used herein with the same meanings as are set forth in the Credit Agreement.

          This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

          This Note may not be modified or discharged orally or otherwise, except by a writing duly executed by the holder hereof.


                                        UNITED ASSET MANAGEMENT CORPORATION


                                        By:________________________________
                                           Title:

                      SCHEDULE TO TRANCHE A PROMISSORY NOTE
                           DATED NOVEMBER 18, 1994 OF
                       UNITED ASSET MANAGEMENT CORPORATION
                             TO ____________________


                                      LOANS

         Amount     Type                                      Notation
           of        of       Interest    Interest   Amount     Made
Date      Loan      Loan        Rate       Period     Paid       By
----     ------     ----      --------    --------   ------   --------

                                                                  EXHIBIT E-2 TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



                                    TRANCHE B
                                 PROMISSORY NOTE



$_______________                                              New York, New York
                                                               November 18, 1994


          FOR VALUE RECEIVED, the undersigned, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of ______________________ (the "Bank"), the lesser of (i) the principal amount of ______________________________ DOLLARS ($_______________) or
(ii) the aggregate unpaid principal amount of all Tranche B Loans made by the Bank to the Company pursuant to the Second Amended and Restated Credit Agreement, dated as of November 18, 1994 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Bank, the other banks and financial institutions from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Agent, and The First National Bank of Boston, as Collateral Agent, on the Tranche B Termination Date or such earlier date as may be provided in the Credit Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from time to time outstanding from the date hereof until such principal amount is paid in full at the rates per annum set forth in or established pursuant to the Credit Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Credit Agreement and shall be calculated as therein provided.

          Both the principal hereof and the interest hereon are payable in lawful money of the United States of America in immediately available funds at the office of the Agent located at 60 Wall Street, New York, New York 10260, ABA #021000238, for credit to: Loan Department-Syndications Unit, Account No. 999-99-090, Attention: Syndications Unit, Reference: United Asset Management Corporation, or at such other place as the Agent may specify in writing.

          Presentment, demand, protest and other notice of any kind are hereby expressly waived.

          In the event that any action, suit or other proceeding is brought by the holder hereof to collect this Note, the Company shall be liable for all court costs and expenses of collection, including, without limitation, attorneys' fees and disbursements.

          This Note is executed and delivered to the Bank pursuant to the Credit Agreement, and is entitled to the benefits of the Credit Agreement, which, among other things, contains provisions for mandatory and voluntary prepayment of the amount due hereunder and acceleration of the maturity hereof upon the happening of certain stated events. All capitalized terms used in the Credit Agreement are used herein with the same meanings as are set forth in the Credit Agreement.

          This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

          This Note may not be modified or discharged orally or otherwise, except by a writing duly executed by the holder hereof.


                                        UNITED ASSET MANAGEMENT CORPORATION


                                        By:________________________________
                                           Title:

                      SCHEDULE TO TRANCHE B PROMISSORY NOTE
                           DATED NOVEMBER 18, 1994 OF
                       UNITED ASSET MANAGEMENT CORPORATION
                             TO ____________________


                                      LOANS

         Amount     Type                                      Notation
           of        of       Interest    Interest   Amount     Made
Date      Loan      Loan        Rate       Period     Paid       By
----     ------     ----      --------    --------   ------   --------

                                                                    EXHIBIT F TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT
UNITED ASSET MANAGEMENT CORPORATION
1994 SUB INDEBTEDNESS SCHEDULE
November 9,1994


                                                              CURRENT YEAR   CURRENT YEAR                   NOTE      INT
AFFILIATE      NOTEHOLDER                      PRINCIPAL       INCREASES      DECREASES       TOTAL NOTES  DUE DATE   RATE
----------------------------------------------------------------------------------------------------------------------------
============================================= ==============================================================================
BHMS     JAMES P. BARROW                          2,289,500.00              (2,289,500.00)            0.00  01/07/94  0.085
BHMS     JAMES P. BARROW                          2,289,500.00                                2,289,500.00  01/07/95  0.085
BHMS     JAMES P. BARROW                            379,356.07                (379,356.07)            0.00  03/01/94  0.085
BHMS     JAMES P. BARROW                            379,356.07                                  379,356.07  03/01/95  0.085
BHMS     JAMES P. BARROW                            379,356.08                                  379,356.08  03/01/96  0.085
BHMS     JAMES P. BARROW                            379,356.08                                  379,356.08  03/01/97  0.085
BHMS     JAMES P. BARROW                            381,163.65                (381,163.65)            0.00  03/01/94  0.085
BHMS     JAMES P. BARROW                            381,163.65                                  381,163.65  03/01/95  0.085
BHMS     JAMES P. BARROW                            381,163.65                                  381,163.65  03/01/96  0.085
BHMS     JAMES P. BARROW                            381,163.65                                  381,163.65  03/01/97  0.085
BHMS     JAMES P. BARROW                            381,163.65                                  381,163.65  03/01/98  0.085
                                              -----------------                             ---------------
                                                  8,002,242.55                                4,952,222.83

BHMS     BRYANT M. HANLEY, JR.                    2,289,500.00               (2,289,500.00)           0.00  01/07/94  0.085
BHMS     BRYANT M. HANLEY, JR.                    2,289,500.00                                2,289,500.00  01/07/95  0.085
BHMS     BRYANT M. HANLEY, JR.                      379,356.07                 (379,356.07)           0.00  03/01/94  0.085
BHMS     BRYANT M. HANLEY, JR.                      379,356.07                                  379,356.07  03/01/95  0.085
BHMS     BRYANT M. HANLEY, JR.                      379,356.08                                  379,356.08  03/01/96  0.085
BHMS     BRYANT M. HANLEY, JR.                      379,356.08                                  379,356.08  03/01/97  0.085
BHMS     BRYANT M. HANLEY, JR.                      381,163.65                 (381,163.65)           0.00  03/01/94  0.085
BHMS     BRYANT M. HANLEY, JR.                      381,163.65                                  381,163.65  03/01/95  0.085
BHMS     BRYANT M. HANLEY, JR.                      381,163.65                                  381,163.65  03/01/96  0.085
BHMS     BRYANT M. HANLEY, JR.                      381,163.65                                  381,163.65  03/01/97  0.085
BHMS     BRYANT M. HANLEY, JR.                      381,163.65                                  381,163.65  03/01/98  0.085
                                              -----------------                             ---------------
                                                  8,002,242.55                                4,952,222.83

BHMS     MICHAEL C. MEWHINNEY                     2,289,500.00                (2,289,500.00)          0.00  01/07/94  0.085
BHMS     MICHAEL C. MEWHINNEY                     2,289,500.00                                2,289,500.00  01/07/95  0.085
BHMS     MICHAEL C. MEWHINNEY                       379,356.07                  (379,356.07)          0.00  03/01/94  0.085
BHMS     MICHAEL C. MEWHINNEY                       379,356.07                                  379,356.07  03/01/95  0.085
BHMS     MICHAEL C. MEWHINNEY                       379,356.08                                  379,356.08  03/01/96  0.085
BHMS     MICHAEL C. MEWHINNEY                       379,356.08                                  379,356.08  03/01/97  0.085
BHMS     MICHAEL C. MEWHINNEY                       381,163.65                  (381,163.65)          0.00  03/01/94  0.085
BHMS     MICHAEL C. MEWHINNEY                       381,163.65                                  381,163.65  03/01/95  0.085
BHMS     MICHAEL C. MEWHINNEY                       381,163.65                                  381,163.65  03/01/96  0.085
BHMS     MICHAEL C. MEWHINNEY                       381,163.65                                  381,163.65  03/01/97  0.085
BHMS     MICHAEL C. MEWHINNEY                       381,163.65                                  381,163.65  03/01/98  0.085
                                              -----------------                             ---------------
                                                  8,002,242.55                                4,952,222.83

BHMS     JOHN L. STRAUSS                          2,289,500.00                (2,289,500.00)          0.00  01/07/94  0.085
BHMS     JOHN L. STRAUSS                          2,289,500.00                                2,289,500.00  01/07/95  0.085
BHMS     JOHN L. STRAUSS                            379,356.07                  (379,356.07)          0.00  03/01/94  0.085
BHMS     JOHN L. STRAUSS                            379,356.07                                  379,356.07  03/01/95  0.085
BHMS     JOHN L. STRAUSS                            379,356.08                                  379,356.08  03/01/96  0.085
BHMS     JOHN L. STRAUSS                            379,356.08                                  379,356.08  03/01/97  0.085
BHMS     JOHN L. STRAUSS                            381,163.65                  (381,163.65)          0.00  03/01/94  0.085
BHMS     JOHN L. STRAUSS                            381,163.65                                  381,163.65  03/01/95  0.085
BHMS     JOHN L. STRAUSS                            381,163.65                                  381,163.65  03/01/96  0.085
BHMS     JOHN L. STRAUSS                            381,163.65                                  381,163.65  03/01/97  0.085
BHMS     JOHN L. STRAUSS                            381,163.65                                  381,163.65  03/01/98  0.085
                                              -----------------                             ---------------
                                                  8,002,242.55                                4,952,222.83
                                              -------------------------------------------------------------
                                                 32,008,970.20          0.00 (12,200,078.88) 19,808,891.32


============================================= ==============================================================================
CGI      BIRDSHILL, INC                           3,650,000.00                                3,650,000.00  05/31/97  0.0865
CGI      BIRDSHILL, INC                             854,254.32                                  854,254.32  05/31/97  0.0865
                                              -------------------------------------------------------------
                                                  4,504,254.32          0.00           0.00   4,504,254.32
============================================= ==============================================================================
DWIGHT   JOHN K. DWIGHT                                         5,376,000.00                  5,376,000.00  01/04/01  0.055

============================================= ==============================================================================
FMA      ROBERT CARR                                700,000.00                  (700,000.00)          0.00  06/24/96  0.090
FMA      ROBERT CARR                                 77,250.00                   (77,250.00)          0.00  06/24/96  0.090
                                              -----------------              ------------------------------
                                                    777,250.00                  (777,250.00)          0.00

FMA      PHILIP ARNOLD - TRUST                      700,000.00                                  700,000.00  06/24/96  0.090



UNITED ASSET MANAGEMENT CORPORATION
1994 SUB INDEBTEDNESS SCHEDULE
NOVEMBER 9, 1994


                                                              CURRENT YEAR   CURRENT YEAR                   NOTE      INT
AFFILIATE      NOTEHOLDER                      PRINCIPAL       INCREASES      DECREASES       TOTAL NOTES  DUE DATE   RATE
----------------------------------------------------------------------------------------------------------------------------
FMA      PHILIP & ELLEN ARNOLD CHAR TST              77,250.00                                   77,250.00  06/24/96  0.090
                                              -----------------                             ---------------
                                                    777,250.00                                  777,250.00

FMA      ROBERT THORNBURGH                           85,000.00                                   85,000.00  08/08/96  0.090
FMA      ROBERT THORNBURGH                            9,375.00                                    9,375.00  06/24/96  0.090
                                              -----------------                             ---------------
                                                     94,375.00                                   94,375.00

FMA      JOHN BORLAND, JR.                          255,000.00                                  255,000.00  08/08/96  0.090
FMA      JOHN BORLAND, JR.                           28,125.00                                   28,125.00  06/24/96  0.090
                                              -----------------                             ---------------
                                                    283,125.00                                  283,125.00
                                              -------------------------------------------------------------
                                                  1,932,000.00          0.00    (777,250.00)  1,154,750.00


============================================= ==============================================================================
GSB      MARK J. STUPFEL                          3,358,693.60                                3,358,693.60 01/02/01   0.055

GSB      FRANK P. GANUCHEAU III                   2,190,434.25                                2,190,434.25 01/02/01   0.055

GSB      ELISABETH M. GANUCHEAU                   2,190,434.25                                2,190,434.25 01/02/01   0.055

GSB      MARK L. JOHNSON                            730,172.50                                  730,172.50 01/02/01   0.055

GSB      CHARLES P. LAMB                            438,100.73                                  438,100.73 01/02/01   0.055

GSB      WILLIAM M. BOWEN IV                        219,057.30                                  219,057.30 01/02/01   0.055

GSB      LYLE E. BRUMLEY                          1,460,331.12                                1,460,331.12 01/02/01   0.055

GSB      RONALD J. GOLDMAN                          730,172.50                                  730,172.50 01/02/01   0.055

GSB      WILLIAM A. LANDRETH JR                     730,172.50                                  730,172.50 01/02/01   0.055

GSB      HAL FORD SMITH                             365,086.25                                  365,086.25 01/02/01   0.055

GSB      DEE M. PERKINS                             730,172.50                                  730,172.50 01/02/01   0.055

GSB      SCOTT SHERMAN                              730,172.50                                  730,172.50 01/02/01   0.055
                                              -------------------------------------------------------------
                                                 13,873,000.00          0.00           0.00  13,873,000.00
============================================= ==============================================================================

HA&A     JOHN F. STATTS                              34,900.00                   (34,900.00)          0.00  02/17/94  0.100
HA&A     JOHN F. STATTS                             128,433.33                  (128,433.33)          0.00  02/17/94  0.100
                                              -----------------                             ---------------
                                                    163,333.33                                        0.00

                                              -------------------------------------------------------------
                                                    163,333.33          0.00    (163,333.33)          0.00

============================================= ==============================================================================
ICM      LINDA W. MCCLEARY                           80,000.00                   (80,000.00)          0.00  06/01/94  0.075

ICM      STEPHEN T. SCOTT                           194,933.00                  (194,933.00)          0.00  06/01/94  0.075
                                              -------------------------------------------------------------
                                                    274,933.00          0.00    (274,933.00)          0.00
============================================= ==============================================================================


NWQ      NWQ CHARITABLE REMAINDER TRUST          28,166,400.00                               28,166,400.00  09/30/99  0.060
NWQ      NWQ CHARITABLE REMAINDER TRUST           5,476,800.00                                5,476,800.00  09/30/99  0.060
                                                 33,643,200.00                               33,643,200.00

NWQ      JAMES P. OWEN                            3,510,000.00                                3,510,000.00  09/30/99  0.060
NWQ      JAMES P. OWEN                              682,500.00                                  682,500.00  09/30/99  0.060
                                                  4,192,500.00                                4,192,500.00

NWQ      EDWARD C. FRIEDEL, JR.                   2,026,800.00                                2,026,800.00  09/30/99  0.060
NWQ      EDWARD C. FRIEDEL, JR.                     394,100.00                                  394,100.00  09/30/99  0.060
                                                  2,420,900.00                                2,420,900.00

NWQ      JAMES H. GALBREATH                       1,573,200.00                                1,573,200.00  09/30/99  0.060



UNITED ASSET MANAGEMENT CORPORATION
1994 SUB INDEBTEDNESS SCHEDULE
NOVEMBER 9, 1994


                                                              CURRENT YEAR   CURRENT YEAR                   NOTE      INT
AFFILIATE      NOTEHOLDER                      PRINCIPAL       INCREASES      DECREASES       TOTAL NOTES  DUE DATE   RATE
----------------------------------------------------------------------------------------------------------------------------
NWQ      JAMES H. GALBREATH                         305,900.00                                  305,900.00  09/30/99  0.060
                                              ----------------                               -------------
                                                  1,879,100.00                                1,879,100.00

NWQ      MARY-GENE SLAVEN                           723,600.00                                  723,600.00  09/30/99  0.060
NWQ      MARY-GENE SLAVEN                           140,700.00                                  140,700.00  09/30/99  0.060
                                              ----------------                               -------------
                                                    864,300.00                                  864,300.00
                                              -------------------------------------------------------------
                                                 43,000,000.00          0.00           0.00  43,000,000.00
============================================= ==============================================================================
OCM      BURTON K. CARR                              67,845.31                   (67,845.31)          0.00  03/01/94  0.090

OCM      JOHN CROWL                                  67,845.31                   (67,845.31)          0.00  03/01/94  0.090

OCM      JOHN DAGRES                                 52,425.92                   (52,425.92)          0.00  03/01/94  0.090

OCM      CRAIG HINTZE                                52,425.92                   (52,425.92)          0.00  03/01/94  0.090

OCM      JOHN MORBECK                                67,845.31                   (67,845.31)          0.00  03/01/94  0.090
                                              -------------------------------------------------------------
                                                    308,387.77          0.00    (308,387.77)          0.00
============================================= ==============================================================================
PR       EDWARD I. RUDMAN                         2,070,000.00                                2,070,000.00  03/29/00  0.060

PR       ANTHONY D. PELL                          2,070,000.00                                2,070,000.00  03/29/00  0.060
                                              -------------------------------------------------------------
                                                  4,140,000.00          0.00           0.00   4,140,000.00


============================================= ==============================================================================
RHJ      WALTER H. BECK                             180,000.00                  (180,000.00)          0.00  05/29/94  0.075
RHJ      CLAUDE C. BLAKEMORE - LANE & CO            100,000.00                  (100,000.00)          0.00  05/29/94  0.075
RHJ      ROBERT B. CONWAY -  LANE & CO              100,000.00                  (100,000.00)          0.00  05/29/94  0.075
RHJ      H. LANGFORD HALL, JR.                      586,415.00                  (586,415.00)          0.00  05/29/94  0.075
RHJ      PATRICK J. JAMES                           150,000.00                  (150,000.00)          0.00  05/29/94  0.075
RHJ      CHARLES G. KING                            105,527.00                  (105,527.00)          0.00  05/29/94  0.075
RHJ      D.C.SHERMAN,TR OF K.F.MADSEN TR WIRE        50,000.00                   (50,000.00)          0.00  05/29/94  0.075
RHJ      THOMAS MCDOWELL                             85,000.00                   (85,000.00)          0.00  05/29/94  0.075
RHJ      WILLIAM H. MUCHNIC                          60,000.00                   (60,000.00)          0.00  05/29/94  0.075
RHJ      GARY S. RICE                               100,000.00                  (100,000.00)          0.00  05/29/94  0.075
RHJ      LOUIS E. RICE                              565,239.00                  (565,239.00)          0.00  05/29/94  0.075
RHJ      DAVID TESSMER                              129,600.00                  (129,600.00)          0.00  05/29/94  0.075
RHJ      TIMOTHY TODARO                             120,000.00                  (120,000.00)          0.00  05/29/94  0.075
RHJ      SAMUEL R & MARILYN A TROZZO TR             524,800.00                  (524,800.00)          0.00  05/29/94  0.075
RHJ      PATRICIA ANN URBONYA                        61,085.00                   (61,085.00)          0.00  05/29/94  0.075
RHJ      ALYSON R. GOUDY, TRUSTEE                    33,333.33                   (33,333.33)          0.00  05/29/94  0.075
RHJ      L. GREGORY RICE                              9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      PATRICIA G. RICE                             9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      GARY S. RICE                                 9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      ROBERT MATTHEW RICE                          9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      CHRISTOPHER BYRON RICE                       9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      ASHLEY LANE RICE                             9,523.81                    (9,523.81)          0.00  05/29/94  0.075
RHJ      AMANDA FALCONER RICE                         9,523.81                    (9,523.81)          0.00  05/29/94  0.075
                                              -------------------------------------------------------------
                                                  3,017,666.00          0.00  (3,017,666.00)          0.00
============================================= ==============================================================================
SIRACH   WILMINGTON TR CO & BOYD E.SHARP,JR         750,780.00                                  750,780.00  03/31/97  0.0875

SIRACH   GEORGE B. KAUFFMAN                         834,197.00                                  834,197.00  03/31/97  0.0875

SIRACH   J. MICHAEL FLINN                           442,155.92                                  442,155.92  01/04/96  0.0875
SIRACH   J. MICHAEL FLINN                           834,197.00                                  834,197.00  03/31/97  0.0875
                                              -----------------                             ---------------
                                                  1,276,352.92                                1,276,352.92

SIRACH   WILLIAM B. SANDERS                         215,515.47                                  215,515.47  01/04/96  0.0875
SIRACH   WILLIAM B. SANDERS                         834,197.00                                  834,197.00  03/31/97  0.0875
                                              -----------------                             ---------------
                                                  1,049,712.47                                1,049,712.47

SIRACH   LAURENCE O. ELVINS                         174,197.00                                  174,197.00  03/31/97  0.0875
                                              -------------------------------------------------------------
                                                  4,085,239.39          0.00           0.00   4,085,239.39
============================================= ==============================================================================
SCM      ALEXANDER W. MCALISTER                      20,000.00                                   20,000.00  08/26/98  0.075
SCM      ALEXANDER W. MCALISTER                      36,203.00                                   36,203.00  11/30/00  0.075



UNITED ASSET MANAGEMENT CORPORATION
1994 SUB INDEBTEDNESS SCHEDULE
NOVEMBER 9, 1994


                                                              CURRENT YEAR   CURRENT YEAR                     NOTE      INT
AFFILIATE      NOTEHOLDER                      PRINCIPAL       INCREASES      DECREASES        TOTAL NOTES   DUE DATE   RATE
----------------------------------------------------------------------------------------------------------------------------
SCM      ALEXANDER W. MCALISTER                       3,987.00                                      3,987.00  01/31/01  0.075
                                              -------------------------------------------------------------
                                                     60,190.00          0.00           0.00        60,190.00

SCM      DAVID M. RALSTON                           205,000.00                                    205,000.00  08/26/98  0.075
SCM      DAVID M. RALSTON                           343,925.00                                    343,925.00  11/30/00  0.075
SCM      DAVID M. RALSTON                            37,863.00                                     37,863.00  01/31/01  0.075
                                              -------------------------------------------------------------
                                                    586,788.00          0.00           0.00       586,788.00

SCM      MARK W. WHALEN                             205,000.00                                    205,000.00  08/26/98  0.075
SCM      MARK W. WHALEN                             343,925.00                                    343,925.00  11/30/00  0.075
SCM      MARK W. WHALEN                              37,863.00                                     37,863.00  01/31/01  0.075
                                              -------------------------------------------------------------
                                                    586,788.00          0.00           0.00       586,788.00

                                              -------------------------------------------------------------
                                                  1,233,766.00          0.00           0.00     1,233,766.00


============================================= ==============================================================================
SUFFOLK  DONALD M. GILBERT                                      2,512,883.40                    2,512,883.40   7/14/01  0.060
         ERICH G. WEISSENBERGER , JR.                           2,056,216.10                    2,056,216.10   7/14/01  0.060
         HIRAM F. MOODY, JR                                       235,370.50                      235,370.50   7/14/01  0.060
         RICHARD G. PHILLIPS                                       48,530.00                       48,530.00   7/14/01  0.060
                                              -------------------------------------------------------------
                                                          0.00  4,853,000.00           0.00     4,853,000.00

============================================= ==============================================================================
TJIM     THOMAS E. JOHNSON                        9,735,000.00                                  9,735,000.00  12/09/99  0.060
         JERRY L. WISE                              990,000.00                                    990,000.00  12/09/99  0.060
         RICHARD H. PARRY                           165,000.00                                    165,000.00  12/09/99  0.060
         LORI A. CALFY                              110,000.00                                    110,000.00  12/09/99  0.060
                                              -------------------------------------------------------------
                                                 11,000,000.00          0.00           0.00    11,000,000.00
============================================= ==============================================================================
                       Subtotal                 119,541,550.01 10,229,000.00 (16,741,648.98)  113,028,901.03
============================================= ==============================================================================

L&B      LEHNDORFF USA LIMITED 6/01/94 - 6/24/94  3,125,126.00                (3,125,126.00)            0.00
         M. THOMAS LARDNER                          574,281.00                  (574,281.00)            0.00
         G. ANDREWS SMITH                            96,000.00                   (96,000.00)            0.00
                                                  3,795,407.00          0.00  (3,795,407.00)            0.00
============================================= =============================================================

TOTAL                                           123,336,957.01 10,229,000.00 (20,537,055.98)113,028,901.03

============================================= ==============================================================================



                                                                    EXHIBIT G TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                             SUBORDINATION AGREEMENT



     AGREEMENT made as of the [____] day of [___________ __, 199_] by and between United Asset Management Corporation, a Delaware corporation ("UAM"), and ABC Associates, Inc., a [______________] corporation ("ABC" or, together with any person to whom the Note referred to herein is assigned or endorsed, the "Holder").

                                   BACKGROUND

    (a) The Holder has entered into an Acquisition Agreement with UAM dated as of [____________ __, 199_], relating to the acquisition by UAM of the assets and business of ABC, which assets and business have been transferred to UAM's wholly-owned subsidiary, ABC Newco, Inc. ("Newco")(such agreement being hereinafter referred to as the "Acquisition Agreement"). Terms defined and used in the Acquisition Agreement and the Note, as defined below, shall have the same meaning when used in this Subordination Agreement.

    (b) On this date, UAM has issued and delivered to the Holder UAM's [________%] Non-Negotiable Subordinated Note in the principal amount of $[___________________] (the "Note") in partial payment for such assets and business.

    (c) Section 1.2 of the Acquisition Agreement and Section 4 of the Note provide that the Note will be subordinated in accordance with this Subordination Agreement.

                                   AGREEMENTS

    The parties hereto hereby agree as follows:

    Section 1. SUBORDINATION. The indebtedness evidenced by the Note shall be subordinated and junior to the extent set forth in the following subsections (a) to (d), inclusive, to all Senior Debt (as defined in subsection (e) hereof) of
UAM:

     (a) No payment on account of principal of, premium or interest on the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by UAM shall be made, and the Holder of the Note shall not be entitled to enforce any such payment, if, at the time thereof or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal of, premium or interest on any Senior Debt, and such default shall not have been cured or waived or shall not have ceased to exist or

     (ii) there shall exist a default or an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any of them, to accelerate the maturity thereof, and such default or event of default shall not have been cured or waived or shall not have ceased to exist; provided, however, that after 180 days of the occurrence of a default or event of default described in (ii) hereof, if the holders of Senior Debt have not caused the maturity of the Senior Debt to be accelerated, the Holder of the Note shall thereafter be entitled to receive each installment of interest and each installment of principal on the Note as such installments become due and payable, subject to the application of the restrictions of this paragraph again upon the occurrence of each further default or event of default.

     (b) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such matured Senior Debt shall first be paid in full, before any payment on account of principal, premium or interest is made upon the Note.

     (c) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to UAM or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of UAM, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of UAM, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

     (d) In any of the proceedings referred to in subsection (c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to UAM in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full, and the Holder of the Note does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by the Holder of the Note before all Senior Debt is paid in full, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid; and PROVIDED, FURTHER, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Subordination Agreement, by UAM, as reorganized, or by the corporation which is the successor to UAM or which acquires its properties and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 1 to the prior payment in full of all Senior Debt and to the prior payment in full of any stock or obligations which are issued in exchange or substitution for any Senior Debt.

     (e) "Senior Debt," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (c) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all indebtedness, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such indebtedness, to banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money, for money borrowed or other financial accommodations extended from such institutions by UAM for working capital purposes, acquisitions, general corporate purposes or otherwise, and all such indebtedness with respect to which UAM is a guarantor; (ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such indebtedness or any indebtedness issued in exchange, replacement, refunding or refinancing of or for Senior Debt by banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money; and (iii) any costs, fees and expenses incurred in connection with the enforcement or collection of Senior Debt (including, without limitation, reasonable attorneys' fees).

     Subject to the prior payment in full of all Senior Debt as aforesaid, the Holder of the Note shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between UAM, its creditors other than the holders of Senior Debt, and the Holder of the Note be deemed to be a payment by UAM to the Holder of or on account of the Note.

     The provisions of this Subordination Agreement are for the purposes of defining the relative rights of the holders of Senior Debt on the one hand, and the Holder of the Note on the other hand, against UAM and its property. Subject to the rights under this Subordination Agreement of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder of the Note, nothing herein shall either impair, as between UAM and the Holder of the Note, the obligation of UAM, which is unconditional and absolute, to pay to the Holder of the Note the principal and interest thereon in accordance with the terms and the provisions of the Note or prevent the Holder of the Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Note.

     No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by UAM or by the failure of UAM to comply with the Note or this Subordination Agreement.

* [The Holder of the Note shall give prompt written notice to each Holder of Senior Debt of any default by UAM under the Note.]

     Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, any Holder of the Note prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:

     (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of UAM to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of UAM as so changed, extended, renewed or altered.

*    optional

     (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of UAM to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

     (c) exercise or refrain from exercising any rights and/or remedies against UAM or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of UAM or any other person;

     (d) settle or compromise any Senior Debt or any other liability of UAM to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of UAM to creditors of UAM other than such holder of Senior Debt; and

     (e) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of UAM to such holder of Senior Debt regardless of what liability or liabilities of UAM to such holder of Senior Debt remain unpaid.

     Section 2. RELIANCE BY SENIOR DEBTHOLDERS. UAM agrees, and each Holder of the Note by accepting the Note agrees, that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time.

     Section 3. FURTHER ASSURANCES. The parties hereto agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

     Section 4. ENTIRE AGREEMENT. This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

     Section 5. BINDING EFFECT. This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that this Subordination Agreement and all rights hereunder may not be assigned by the Holder, except with the prior written consent of

UAM, or by UAM except with the prior written consent of the Holder. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

     Section 6. SEPARATE COUNTERPARTS. This Subordination Agreement may be executed in several identical counterparts, all of which when taken together (whether the signatures of all the parties appear on one or several counterparts) shall constitute but one and the same instrument, and it shall not be necessary in any court of law to introduce more than one fully executed counterpart, or several counterparts together containing the signatures of all the parties, in proving this Subordination Agreement.

     Section 7. NOTICES. All notices hereunder shall be given in accordance with the notice provisions of the Acquisition Agreement.

     Section 8. GOVERNING LAW. The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the Commonwealth of Massachusetts which apply to contracts executed and to be performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.

                                        UNITED ASSET MANAGEMENT
                                        CORPORATION



                                        By:
                                            -------------------------------
                                            Norton H. Reamer, President


                                        ABC ASSOCIATES, INC.



                                        By:
                                            -------------------------------
                                            Title:

                                 NON-NEGOTIABLE
                           [_____%] SUBORDINATED NOTE

                            DUE [_________ __, 19__]

                                                            [_________ __, 19__]


     FOR VALUE RECEIVED, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, (the "Company", which term shall include any corporation which shall succeed to or assume the obligations of the Company hereunder), promises to pay to ABC Associates, Inc., a [____________________] corporation (the "Holder" or "ABC") (except as otherwise provided) the principal sum of [________________________________________ ($ ____________)] in lawful money of the United States of America, on [________ __, 19__], together with interest on the outstanding principal balance payable in like money at the rate of [_________________] percent [(______%)] per annum commencing the date hereof and payable semi-annually in arrears on July 1 and January 2 in each year, beginning on [____________________], until paid in full.

     To the extent permitted by law, overdue interest shall bear interest at [________________] percent [(____%)] per annum. Interest shall be computed on a 360-day year, 30-day month basis.

     1. This Note is delivered by the Company to the Holder in accordance with the terms of an Acquisition Agreement dated as of [_________ __, 19__] (the "Acquisition Agreement"), relating to the acquisition by the Company of the assets and business of ABC, which assets and business the Company has transferred to its subsidiary ABC Newco, Inc. ("Newco"). The Company and the Holder are parties to the Acquisition Agreement, and terms defined and used in the Acquisition Agreement shall have the same meanings in this Note. THIS NOTE IS NON-NEGOTIABLE. In accordance with the provisions of Section 4.4 of the Acquisition Agreement, the Company may set off against amounts due the Holder any amounts due from the Holder to UAM or Newco under Article IV of the Acquisition Agreement.

     2. The principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

     3. All payments of principal and interest shall be payable in cash or by the Company's check at the Holder's address indicated in the Acquisition Agreement, or at such other place as the Holder may from time to time in writing designate to the Company (by notice given in accordance with the Acquisition Agreement) at least ten (10) days before a payment is due.

     4. This Note is subordinated to all Senior Debt as defined in the accompanying Subordination Agreement of even date herewith. Reference is made to such Subordination Agreement for the terms of such subordination.

     5. If, (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or at any date fixed for redemption or prepayment or otherwise, (except principal of or interest on this Note as to which the Company has exercised its right of set-off in accordance with Section 1 above) and such amount shall remain unpaid for thirty (30) business days after the due date thereof; or (ii) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within sixty (60) days; or make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within sixty (60) days; or suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (which are herein referred to as Events of Default), the Holder hereof may declare the Note to be in default and to be due and payable, and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind, (other than notice of such election) all of which are hereby expressly waived.

     6. The Company will pay to the Holder on demand all reasonable legal and other costs actually incurred in connection with any action to collect and/or enforce this Note in which the Holder prevails.

     7. In any case where the date of payment of any prepayment or redemption of the principal of or interest on this Note shall be at any place of payment a Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment and no interest shall accrue for the period after such date.

     8. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

     This Note shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts which apply to contracts executed and performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process, and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

     This Note has been executed by the Company under seal as of the day, month and year first above written.

                                        UNITED ASSET MANAGEMENT
                                        CORPORATION

[SEAL]

Attest:                                 By:
        ----------------------------        ------------------------------
        Secretary                           Norton H. Reamer, President

                                     LEGEND


          This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred, except with respect to distributions by the Holder to the Holder's stockholders and transfers by devise to immediate members of the respective families of such stockholders, in the absence of an effective registration statement under such Act and qualification under such laws, or an opinion of counsel satisfactory to the Company that such registration and qualification are not in the circumstances required.

                                                                    EXHIBIT H TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


Morgan Guaranty Trust Company
 of New York, as Agent under
the Agreement referenced below
60 Wall Street
New York, New York  10260

ATTENTION:  Crescent G. Sancilio

     Re: Second Amended and Restated Credit Agreement dated as of November 18, 1994 (the "Agreement") by and among United Asset Management Corpora-tion, the banks and other financial institutions from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Agent, and The First National Bank of Boston, as Collateral Agent.
          --------------------------------------------------------------------


Gentlemen:

     Pursuant to Section 2.2(a) of the Agreement, the undersigned hereby irrevocably requests a [Tranche A Loan/Tranche B Loan] as a [Base Rate Loan/CD Rate Loan/Eurodollar Loan] in the amount of $__________ to be made on ________ __, 19__.

     The Interest Period applicable to said Loan will be
_______________________________.*

     The proceeds of said Loan will be used for _______________________________.

     As of the date hereof, the aggregate amount of Money Market Loans outstanding is $____________________.

     All representations and warranties contained or referred to in the Agreement and in the other Loan Documents are true and accurate on and as of the date hereof except as to any matters that have changed in accordance with or as permitted by the Agreement [except that such representations and warranties contained in Section 3.12(a) are updated as provided in Schedule I annexed hereto]** and no Default or Event of Default has occurred and is continuing.

____________________________
*    To be inserted in any request for a Fixed Rate Loan.

** To be inserted if new Subsidiaries have been acquired or created since the Closing Date.

     All capitalized terms used in this letter have the meanings given to such terms in the Agreement.


                                   UNITED ASSET MANAGEMENT CORPORATION



                                   By:__________________________________
                                      Title:

Date: ______ __, 199_

                                                                    EXHIBIT I TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



                                  ENCUMBRANCES


                                      NONE

                                                                    EXHIBIT J TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



                                   LITIGATION

     The Company's federal income tax returns for the years ending December 31, 1984 through December 31, 1992 have been under audit by the Internal Revenue Service. On January 30, 1992 the Company received a Revenue Agent's Report proposing certain adjustments to the Company's federal income tax returns for 1984, 1985, and 1986. The principal issue involved is the deductibility of the amortization of costs assigned to investment advisory contracts acquired. The Company has appealed the Revenue Agent's proposed adjustments to the Appellate Division of the Internal Revenue Service. The Internal Revenue Service has not assessed any deficiency. This matter is more particularly described in footnote 6 to the Company's financial statements for the year ended December 31, 1993.

                                                                    EXHIBIT K TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
Alpha Global Fixed Income Managers, Inc. (DE)            100           100%      Company

Analytic Investment Management, Inc. (CA)              3,400           100%      Company

Barrow, Hanley, Mewhinney & Strauss, Inc. (NV)           100           100%      Company

Cambiar Investors, Inc. (CO)                             100           100%      Company

The Campbell Group, Inc. (DE)                            100           100%      Company

**/***Timber Pacific Properties, Inc. (OR)               100           100%      The Campbell Group, Inc.

Chicago Asset Management Company (DE)                    100           100%      Company

Cooke & Bieler, Inc. (PA)                              5,462           100%      Company

**/***Baxter & Stewart, Inc. (PA)                        100           100%      Cooke & Bieler, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
C. S. McKee & Company, Incorporated (PA)              21,100 Class A   100%      Company
                                                      7,430 Class B

Fiduciary Management Associates, Inc. (DE)               900           100%      Company

GSB Investment Management, Inc. (DE)                     100           100%      Company

Hamilton, Allen & Associates, Inc. (DE)                  100           100%      Company

HIMCO, INC., d/b/a Hanson Investment Management          400           100%      Company
Company (CA)

Investment Counselors of Maryland, Inc. (MD)           7,500           100%      Company

Investment Research Company (IL)                         100           100%      Company

John K. Dwight Asset Management Company, Inc. (DE)       100           100%      Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
**Ki Pacific Asset Management, Inc. (DE)                 100           100%      Company

**/*** Ki Pacific Asset Management (Bermuda)          12,000           100%      Ki Pacific Asset Management,
Limited (Bermuda)                                                                Inc.

L&B Realty Advisors, Inc. (DE)                         3,910            95%      Company (3,710)

**/***L&B Institutional Property Managers, Inc. (DE)   1,000           100%      L&B Realty Advisors, Inc.

**/***L&B Institutional Property Managers of           1,000           100%      L&B Institutional Property
Arizona, Inc. (AZ)                                                               Managers, Inc.

2/**L&B Institutional Property Managers of             1,000           100%      L&B Institutional Property
California, Inc. (CA)                                                            Managers, Inc.

**/***L&B Institutional Property Managers of           1,000           100%      L&B Institutional Property
Missouri, Inc. (MO)                                                              Managers, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
**/***L&B Institutional Property Managers of New        1,000          100%      L&B Institutional Property
York, Inc. (NY)                                                                  Managers, Inc.q

**/***L&B Institutional Property Managers of North      1,000          100%      L&B Institutional Property
Carolina, Inc. (NC)                                                              Managers, Inc.

**/*** L&B Realty Acquisitions, Inc. (DE)               1,000          100%      L&B Institutional Property
                                                                                 Managers, Inc.

Nelson, Benson & Zellmer, Inc. (DE)                       100          100%      Company

2/**Investment Trust Company (CO)                      25,000          100%      Nelson, Benson & Zellmer, Inc.

Newbold's Asset Management, Inc. (PA)                     100          100%      Company

Northern Capital Management Incorporated (WI)             100          100%      Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
NWQ Investment Management Company, Inc. (MA)         200,000           100%      United Asset Management
                                                                                 Holdings, Inc.

Olympic Capital Management, Inc. (WA)                    100           100%      Company

**Regis Administrative Services, Inc. (DE)               100           100%      Company
(formerly named Newco Acquisition Corp.)

*/**Regis Retirement Plan Services, Inc. (MA)          7,000           100%      Company
(formerly named RFI Distributors, Inc.)

Rice, Hall, James & Associates (CA)                      100           100%      Company

The Rothschild Company (MD)                              638.6316      100%      Company

Sirach Capital Management, Inc. (WA)                     100           100%      Company

*Spectrum Asset Management, Inc. (CT)                    100           100%      Company

Sterling Capital Management Company (NC)               7,757           100%      Company



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
2/*/**Sterling Capital Distributors, Inc. (NC)         5,000           100%      Sterling Capital Management
                                                                                 Company

Suffolk Capital Management, Inc. (DE)                    100           100%      Company

Thompson, Siegel & Walmsley, Inc. (VA)                 2,898           100%      Company

**UAM Investment Corporation (DE)                        100           100%      Company

**UAM Investment Services, Inc. (DE)                   1,000           100%      Company
  (application pending as an investment adviser)

**United Asset Management Holdings, Inc. (DE)            100           100%      Company

Acadian Asset Management, Inc. (MA)                      100           100%      United Asset Management
                                                                                 Holdings, Inc.

Dewey Square Investors Corporation (DE)                  100           100%      United Asset Management
                                                                                 Holdings, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
HT Investors, Inc. (DE)                                  100           100%      Dewey Square Investors
                                                                                 Corporation

First Pacific Advisors, Inc. (MA)                     200,000          100%      United Asset Management
                                                                                 Holdings, Inc.

*/**/***FPA Fund Distributors, Inc. (CA)                 100           100%      First Pacific Advisors, Inc.

Hagler, Mastrovita & Hewitt, Inc. (DE)                50,000           100%      United Asset Management
                                                                                 Holdings, Inc.

Hellman, Jordan Management Co., Inc. (DE)                449.5         100%      United Asset Management
                                                                                 Holdings, Inc.

Pell, Rudman & Co., Inc. (DE)                            100           100%      United Asset Management
                                                                                 Holdings, Inc.

**/***Atlantic Trust Company, National Association         3           100%      Pell, Rudman & Co., Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
2/**Boston Harbor Trust Company, National              4,670           100%      Pell, Rudman & Co., Inc.
Association

**PIC Newco, Inc. (MA)                                   100           100%      United Asset Management
 (application to be filed as an investment                                       Holdings, Inc.
  adviser in November 1994)

Tom Johnson Investment Management, Inc. (MA)             100           100%      United Asset Management
                                                                                 Holdings, Inc.

**UAM Realty Advisors Investment Corporation (DE)        100           100%      United Asset Management
                                                                                 Holdings, Inc.

**United Asset Management (Japan), Inc. (DE)           1,000           100%      Company

**United Asset Management Trademark, Inc. (DE)           100           100%      Company

**Heitman Financial Ltd. (IL)                            100           100%      Company

**Heitman Financial Services Ltd. (IL)                 1,000           100%      Heitman Financial Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------

+/**Heitman FEW 2 Corp. (IL)                            1,000          100%      Heitman Financial Services Ltd.

+/**HMI Management Company (IL)                         9,400          100%      Heitman Financial Services Ltd.

+/**Philadelphian Realty Corporation (DE)               1,000          100%      Heitman Financial Services Ltd.

+/**Heitman Holdings, Ltd. (DE)                         1,000          100%      Heitman Financial Services Ltd.

+/**Heitman Equities Corporation (DE)                   1,000          100%      Heitman Financial Services Ltd.

+/*/**Heitman Securities Corporation (DE)               1,000          100%      Heitman Financial Services Ltd.

+/**HRC - OCC, Inc. (NV)                                1,000          100%      Heitman Financial Services Ltd.
(formerly named HRC, Inc.)

+/**Heitman Realty Corporation (IL)                     1,000          100%      Heitman Financial Services Ltd.

+/**Heitman Snowmass Corporation (IL)                     100          100%      Heitman Financial Services Ltd.

+/**HRC III, Inc. (NV)                                    100          100%      Heitman Financial Services Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
+/**H.E. One, Inc. (DE)                                 3,385          100%      Heitman Financial Services Ltd.

+/**HRC IV, Inc. (NV)                                     100          100%      Heitman Financial Services Ltd.

+/**HRC V, Inc. (NV)                                    100            100%      Heitman Financial Services Ltd.

+/**HRC VI, Inc. (DE)                                     100          100%      Heitman Financial Services Ltd.

+/**Castle Loan Corporation (IL)                        1,000          100%      Heitman Financial Services Ltd.

+/**HRC - LLC, Inc. (WY)                                  100          100%      Heitman Financial Services Ltd.

+/**Heitman Financial U.K. Ltd. (IL)                    1,000          100%      Heitman Financial Ltd.

Heitman Advisory Corporation (IL)                       1,000          100%      Heitman Financial Ltd.

+/**Lender Services of Iowa Ltd. (IA)                   1,000          100%      Heitman Advisory Corporation

**Heitman Properties Ltd. (IL)                         39,763          100%      Heitman Financial Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
+/**Heitman Properties of Rhode Island Ltd              1,000          100%      Heitman Properties Ltd
(formerly named Castle Leasing Inc.) (RI)

+/**Centre Properties Ltd. (IL)                         1,000          100%      Heitman Properties Ltd.

+/**Heitman Florida Management Inc. (DE)                1,000          100%      Heitman Properties Ltd.

+/**Heitman Pennsylvania Management Inc. (DE)           1,000          100%      Heitman Properties Ltd.

+/**HMC Insurance Agency, Inc. (IL)                     1,000          100%      Heitman Properties Ltd.

+/**Heitman Minnesota Management Inc. (DE)              1,000          100%      Heitman Properties Ltd.

+/**Heitman Kentucky Management Inc. (DE)               1,000          100%      Heitman Properties Ltd.

+/**Heitman Virginia Management Inc. (WI)               1,000          100%      Heitman Properties Ltd.

+/**Heitman Ohio Management Inc. (DE)                   1,000          100%      Heitman Properties Ltd.

+/**Heitman Nevada Management Inc. (DE)                 1,000          100%      Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                        NAME                          STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                                                       OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
+/**Heitman Wisconsin Management, Inc.                  1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Iowa Ltd. (DE)                1,000          100%      Heitman Properties Ltd.

+/**Heitman D.C. Properties Ltd. (DE)                   1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Louisiana Ltd. (DE)           1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Michigan Ltd. (MI)              100          100%      Heitman Properties Ltd.

+/**Heitman Properties of Missouri Ltd. (MO)            1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Arizona Ltd. (AZ)             1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Indiana Ltd. (IN)             1,000          100%      Heitman Properties Ltd.

+/**Heitman Corporate Plaza, Inc. (KY)                    100          100%      Heitman Properties Ltd.

+/**Heitman Mayfair Corporation (NV)                    2,500          100%      Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
+/**Heitman Properties of Oregon Ltd. (OR)              1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Mississippi Ltd. (MS)         1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of New Mexico Ltd. (NM)          1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of New York Ltd. (NY)            1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of North Carolina Ltd. (NC)      1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of South Carolina Ltd. (SC)      1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Tennessee Ltd. (TN)           1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Texas Ltd.                    1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Nebraska Ltd. (NE)            1,000          100%      Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
+/**Property Security Services Ltd. (MI)                1,000          100%      Heitman Properties Ltd.

+/**Heitman Properties of Alabama Ltd. (DE)            10,000          100%      Heitman Properties Ltd.

+/** Heitman Development Co. Ltd. (IL)                  1,000          100%      Heitman Properties Ltd.

+/**PRA Securities Advisors, Inc. (IL)                  1,000          100%      Heitman Advisory Corporation


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
**United Asset Management U.K. Holdings,                    1          100%      Company
Inc. (DE)

**Murray Johnstone Holdings Limited (Scotland)        8,092,361        100%      United Asset Management U.K.
                                                                                 Holdings, Inc.

1/**Murray Johnstone International Limited            1,000,000        100%      Murray Johnstone
(Scotland)                                            (ordinary)                 Holdings Limited
                                                        400,000        100%
                                                      (preferred)

1/**Murray Johnstone Limited (Scotland)               1,001,000        100%      Murray Johnstone Holdings
                                                                                 Limited

1/**Murray Johnstone Investment Trust Management            2          100%      Murray Johnstone Limited
Limited (Scotland)

1/**Murray Johnstone Developments Limited                   2          100%      Murray Johnstone Limited

1/**Murray Johnstone Europe Limited (Scotland)              2          100%      Murray Johnstone Limited



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
1/**Murray Johnstone Asset Management Limited             500          100%      Murray Johnstone Limited
(Scotland)

1/**Murray Johnstone Personal Asset Management        100,000           60%      Murray Johnstone Limited
Limited (Scotland)                                    (ordinary)
                                                      400,000          100%
                                                      (preferred)

1/**Murray Johnstone (General Partner) Limited          5,000          100%      Murray Johnstone Limited
(England)

1/**BIG (General Partner) Limited (Scotland)            5,000          100%      Murray Johnstone Limited

1/**Murray Johnstone Unit Trust Management Limited     50,000          100%      Murray Johnstone Limited
(Scotland)

1/**Embankment Properties (Management) Limited         25,000           67%      Murray Johnstone Limited
(Jersey)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                               November 15, 1994

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                          TOTAL      PERCENTAGE
                                                         CAPITAL        OF
                                                      STOCK ISSUED    CAPITAL
                                                           AND         STOCK
                        NAME                           OUTSTANDING     OWNED     OWNER
-------------------------------------------------------------------------------------------------------------------
1/**Murray Johnstone (Jersey) Limited                  25,000          100%      Murray Johnstone Limited
(Jersey)

1/**Murray Johnstone Buy-out Management (Jersey)       27,824          100%      Murray Johnstone Limited
Limited (Jersey)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary


                                                                    EXHIBIT L TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



                       SUBSCRIPTION RIGHT, WARRANTS, ETC.


     (1) Recapitalization Agreement dated as of December 17, 1993 by and among United Asset Management Corporation ("UAM"), L&B Realty Advisors, Inc. ("L&B"), and M. Thomas Lardner ("Lardner") which contains provisions with respect to the payment of dividends to Lardner.

     (2) As a stockholder of L&B, Lardner receives his proportionate share of "Stockholders' Share of Revenues" under the Revenue Sharing Agreement by and among UAM, L&B, Lardner, Daniel L. Plumlee, and G. Andrew Smith.

     (3) Stock Restriction, Stock Purchase and Sale and Non-Competition Agreement dated as of June 24, 1992 by and among UAM, L&B, and Lardner under the provisions of which, among other things, UAM has a right to purchase the shares of stock of L&B of Lardner and Lardner has the right to require UAM to purchase all of Lardner's shares of L&B.

     (4) Option Agreement between Murray Johnstone Limited ("MJ") and David Hamilton Hume ("Hume") under the terms of which, among other things,
          (a) Hume grants to MJ an option entitling MJ to require Hume to sell all of the shares of Murray Johnstone Personal Asset Management Limited ("MJPAM") held by Hume to MJ, and (b) MJ grants to Hume an option entitling Hume to require MJ to purchase all of the shares of MJPAM held by Hume. There are similar Option Agreements between MJ and each of Allen Topley, David Robert Barber, and Alexander Charles Douglas Clay. In addition, there is a Deed of Adherence by Derek Ronald Strauss in which Mr. Strauss, in contemplation of becoming a shareholder of MJPAM, agrees to be bound by all of the terms and conditions of the Option Agreement.

                                                                  EXHIBIT M-1 TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                                  November 18, 1994


Morgan Guaranty Trust Company of New York,
 as Agent
60 Wall Street
New York, New York 10260

and

The First National Bank of Boston,
 as Collateral Agent
150 Royall Street
Canton, Massachusetts 02021

and

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Credit Lyonnais New York Branch
c/o Credit Lyonnais Representative Office
53 State Street
Boston, Massachusetts 02109

Credit Lyonnais Cayman Island Branch
c/o Credit Lyonnais Representative Office
53 State Street
Boston, Massachusetts 02109

Mellon Bank, N.A.
Mellon Bank Center
1735 Market Street, 6th Floor
Philadelphia, Pennsylvania 19101

Page 2
November ____, 1994


Chemical Bank
4 New York Plaza
New York, New York 10004-2477

The Daiwa Bank, Limited
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Bank Hapoalim B.M.
70 Federal Street
Boston, Massachusetts 02110

Shawmut Bank, N.A.
One Federal Street
Boston, Massachusetts 02211

NationsBank, N.A.
10 Light Street
Baltimore, Maryland 21201

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Deutsche Bank AG
New York Branch/Cayman Islands Branch
31 West 52nd Street
New York, New York 10019

BayBank Boston, N.A.
175 Federal Street - 10th Floor
Boston, Massachusetts 02110

Fleet Bank of Massachusetts
75 State Street
Boston, Massachusetts 02109

Page 3
November ____, 1994

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303

as Banks under the Credit Agreement referred to below.

Ladies and Gentlemen:

     We have acted as counsel to United Asset Management Corporation, a Delaware corporation (the "Company"), United Asset Management Holdings, Inc., a Delaware corporation ("UAM Holdings") and a wholly-owned subsidiary corporation of the Company, United Asset Management Trademark, Inc., a Delaware corporation ("UAM Trademark") and a wholly-owned subsidiary corporation of the Company, UAM Investment Corporation, a Delaware corporation ("UAM Investment") and a wholly-owned subsidiary corporation of the Company, United Asset Management U.K. Holdings, Inc., a Delaware corporation ("UAM U.K. Holdings") and a wholly-owned subsidiary corporation of the Company, UAM Realty Advisors Investment Corporation, a Delaware corporation ("UAM Realty Advisors") and a wholly-owned subsidiary corporation of UAM Holdings, and Dewey Square Investors Corporation, a Delaware corporation ("DSI") and a wholly-owned subsidiary corporation of UAM Holdings (UAM Holdings, UAM Trademark, UAM Investment, UAM U.K. Holdings, UAM Realty Advisors, and DSI are hereinafter collectively called the "Guaranty Subsidiaries"), in connection with the preparation, execution, and delivery of
(1) the Second Amended and Restated Credit Agreement dated as of November 18, 1994 (the "Credit Agreement") by and among the Company, Morgan Guaranty Trust Company of New York, The First National Bank of Boston, Chemical Bank, Credit Lyonnais New York Branch, Credit Lyonnais Cayman Island Branch, Mellon Bank, N.A., Bank Hapoalim B.M., Shawmut Bank, N.A., Deutsche Bank AG New York Branch/Cayman Islands Branch, NationsBank, N.A., The Daiwa Bank, Limited, Brown Brothers Harriman & Co., BayBank Boston, N.A., Fleet Bank of Massachusetts, and Wachovia Bank of Georgia, N.A. (the "Banks"), Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent"), (2) the Tranche A

Page 4
November ____, 1994


Notes and the Tranche B Notes dated November 18, 1994 of the Company evidencing the obligation of the Company to the Banks to repay the Loans on such dates as are provided in the Credit Agreement (the "Notes"), and (3) the Guaranty and Security Documents Confirmation and Amendment dated as of November 18, 1994 (the "Confirmation and Amendment") by and among the Company, the Guaranty Subsidiaries, Heitman Financial Ltd., an Illinois corporation, the Agents, and the Banks. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement. The Credit Agreement, the Notes, and the Confirmation and Amendment are hereinafter collectively called the "Credit Documents". This opinion is being furnished to you pursuant to Section 4.1(h) of the Credit Agreement. The Company has instructed us to prepare this opinion and deliver it to the Banks and the Agents for their benefit.

     As such counsel, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the following:

     (a)  the Credit Documents;

     (b) a copy, certified as of a recent date by the Secretary of State of the State of Delaware, of the charter documents of each of the Company and the Guaranty Subsidiaries;

     (c) certificates of recent date of the Secretary of State of the State of Delaware as to the incorporation, legal existence, and corporate good standing of each of the Company and the Guaranty Subsidiaries;

     (d) a copy, certified as of the date of the Credit Agreement by the Secretary or Assistant Secretary of each of the Company and the Guaranty Subisidiaries, of the By-Laws of each of the Company and the Guaranty Subsidiaries;

Page 5
November ____, 1994

     (e) a copy, certified as of the date of the Credit Agreement by the Secretary or Assistant Secretary of each of the Company and the Guaranty Subsidiaries, of resolutions adopted by the Board of Directors of each of the Company and the Guaranty Subsidiaries authorizing the execution and delivery of the Credit Documents to which each is a party;

     (f) a certificate as of the date of the Credit Agreement of the Secretary or Assistant Secretary of each of the Company and the Guaranty Subsidiaries as to the incumbency and signatures of officers of each of the Company and the Guaranty Subsidiaries; and

     (g) such other certificates, documents, and records as we have deemed necessary for the purposes of this opinion.

     We have also examined and relied upon the representations, warranties, and agreements as to matters of fact contained in the Credit Documents and in certificates delivered to you and to us in connection therewith and herewith.

     We have assumed the genuineness of all signatures (other than those of the Company, the Guaranty Subsidiaries, and the officers signing certificates on behalf of the Company and the Guaranty Subsidiaries), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have assumed the validity and binding effect of the Credit Documents under the substantive law of the State of New York, the jurisdiction whose law has been chosen by the parties as governing the Credit Documents.

     Our opinions expressed in paragraph 1. below, insofar as they relate to the legal existence and corporate good standing of each of the Company and the Guaranty Subsidiaries, are based solely on the certificates referred to in clause (c) of the second paragraph of this opinion and are limited accordingly,

Page 6
November ____, 1994

and, as to such matters, our opinion is rendered as of the respective dates of such certificates, and, as to such matters, from the respective dates of such certificates to the date hereof, our opinion is rendered to our knowledge based on due inquiry of the Company.

     We have acted as general counsel to each of the Company and the Guaranty Subsidiaries (other than to DSI as to which we are acting as special counsel) with respect to particular matters as to which we have been consulted by them, although in rendering this opinion we have not made any independent review or investigation of any litigation, proceeding, or investigation pending, or threatened, against the Company or any of the Guaranty Subsidiaries, or of any agreement or instrument binding on the Company or any of the Guaranty Subsidiaries, except that we have made inquiries with respect to such matters and have relied upon representations of an officer of the Company and each of the Guaranty Subsidiaries and nothing has come to our attention or, to our knowledge, is contained in our files relating to the Company or the Guaranty Subsidiaries leading us to question the accuracy of such information.

     We have assumed that the Agent, the Collateral Agent, and each of the Banks has all requisite power and authority and has taken all necessary action to enter into, execute, and deliver all of the Credit Documents to which each is a party and to effect the transactions contemplated by the Credit Documents and that each of the Credit Documents to which the Agent, the Collateral Agent, and each of the Banks is a party constitutes the legal, valid, and binding obligation of the Agent, the Collateral Agent, and each of the Banks. We have assumed that the Agent, the Collateral Agent, and each of the Banks has all requisite power and authority under any law or regulation of the United States of America or any political subdivision thereof to enter into the transactions contemplated by the Credit Documents.

     The opinions expressed herein are qualified to the extent that the validity or enforceability of any provision of the Credit Documents may be subject to or limited by (i) bankruptcy,

Page 7
November ____, 1994

insolvency, reorganization, moratorium, fraudulent transfer and conveyance, and other similar laws of general application relating to or affecting the rights and remedies of creditors and secured parties generally, which laws may be in effect from time to time, (ii) general principles of equity, whether applied in a proceeding in equity or at law, (iii) the application by courts of competent jurisdiction of laws, rules, regulations, court decisions, and constitutional requirements deemed to have a paramount public interest, (iv) limitations on the legality, validity, binding effect, or enforceability of waivers, provisions in the nature of penalties, rights of set-off, exculpatory provisions, and indemnification provisions contained in the Credit Documents to the extent the same may be limited by public policy, equitable principles, or applicable laws, rules, regulations, court decisions, and constitutional requirements, and
(v) any duty of good faith.

     We are members of the bar of The Commonwealth of Massachusetts and do not express any opinion with respect to the laws or the regulations of any jurisdiction other than the federal laws of the United States of America, the General Corporation Law of the State of Delaware, and the laws of The Commonwealth of Massachusetts.

     We call to your attention that the Credit Agreement provides that the Credit Agreement and the rights and obligations of the parties thereunder, under the Notes, and under the other Loan Documents shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York (and a similar but not identical provision is also contained in the other Credit Documents), and that we are not qualified to practice in the State of New York and, therefore, as we express no opinion on the laws and the regulations of the State of New York, the opinions expressed in the second sentence of paragraph 3. below and the opinions expressed in paragraph 4. below are subject to the qualification that they may be affected by the applicability of the laws of the State of New York, in

Page 8
November ____, 1994

respect of which, with your approval, and without consulting New York counsel, we are expressing no opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Each of the Company and the Guaranty Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and each of the Company and the Guaranty Subsidiaries has all requisite corporate power to own its property and to conduct its business as now conducted. None of the Company and the Guaranty Subsidiaries is an "investment company," or a company controlled by an "investment company," registered or required to be registered under the Investment Company Act of 1940, as amended. None of the Company and the Guaranty Subsidiaries (other than DSI) is registered or required to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DSI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, to our knowledge, such registration has not been withdrawn or revoked. None of the Company and the Guaranty Subsidiaries is required to be qualified as a foreign corporation in any state in which it is not qualified and in which the failure to qualify would have a material adverse effect upon its business, operations, or property.

     2. The execution and delivery by each of the Company and the Guaranty Subsidiaries of the Credit Documents to which it is a party and the performance by each of the Company and the Guaranty Subsidiaries of its obligations thereunder are within the corporate power and authority of each of the Company and the Guaranty Subsidiaries, have been authorized by proper corporate proceedings of each of the Company and the Guaranty Subsidiaries, and do not contravene any presently existing provision of law of the United States of America or The Commonwealth of Massachusetts or the General Corporation Law of the State of Delaware or the Restated Certificate of Incorporation (or Certificate of Incorporation or Certificate of Incorporation, as amended, as the case may be) or the By-Laws of each of the Company and the

Page 9
November ____, 1994

Guaranty Subsidiaries, or, to our knowledge, based on due inquiry of each of the Company and the Guaranty Subsidiaries, contravene any provision of, or constitute a default or an event of default under, any other agreement or instrument known to us and binding on the Company or any of the Guaranty Subsidiaries. The execution and delivery by each of the Company and the Guaranty Subsidiaries of the Credit Documents to which it is a party and the performance by each of the Company and the Guaranty Subsidiaries of its obligations thereunder do not, and will not, give rise to any lien or security interest in favor of any Person other than the Collateral Agent, for the ratable benefit of the Banks and for the benefit of the Agents.

     3. Each of the Company and the Guaranty Subsidiaries duly executed and delivered the Credit Documents to which it is a party. Each of the Credit Documents to which each of the Company and the Guaranty Subsidiaries is a party is the legal, valid, and binding obligation of the Company and the Guaranty Subsidiaries enforceable against the Company and the Guaranty Subsidiaries in accordance with its terms.

     4. To our knowledge, the execution, delivery, and performance of the Credit Documents to which each of the Company and the Guaranty Subsidiaries is a party by each of the Company and the Guaranty Subsidiaries, as the case may be, and the transactions contemplated thereby as to the Company and the Guaranty Subsidiaries do not require any approval or consent of, or the filing or registration with, any governmental or other agency or authority.

     5. To our knowledge, based on due inquiry of the Company, as of the date hereof, all of the Subsidiaries of the Company are listed in Exhibit K to the Credit Agreement. The Company, except as disclosed in Exhibit K to the Credit Agreement and except as required by Section 8.16 of the Credit Agreement and
Section 3(1) of the UAM U.K. Holdings Pledge Agreement, is the record and beneficial holder of all of the issued and outstanding shares of capital stock of each of the Subsidiaries of the Company. To our knowledge, based on due inquiry of the Company, except as

Page 10
November ____, 1994

disclosed in Exhibit L to the Credit Agreement, (a) all shares of capital stock of the Subsidiaries of the Company have been validly issued and are fully paid and nonassessable, no rights to subscribe to any additional shares of capital stock of the Subsidiaries of the Company have been granted, and no options, warrants, or similar rights to acquire shares of capital stock of the Subsidiaries of the Company are outstanding, except in favor of the Company or a Subsidiary of the Company; and (b) with respect to any Subsidiary of the Company which is not wholly-owned by the Company or a Subsidiary of the Company, no dividend, liquidation, or other preferences are in effect, except in favor of the Company or a Subsidiary of the Company, and neither the Company nor any Subsidiary of the Company has entered into any agreement obligating the Company to purchase or sell any capital stock of any Subsidiary of the Company owned beneficially or of record by any Person.

     6. To our knowledge, based on due inquiry of the Company, except as set forth in Exhibit J to the Credit Agreement, there is no litigation, proceeding, or investigation pending, or threatened in writing (including, without limitation, by the Internal Revenue Service or any other governmental agency), against the Company or any of the Guaranty Subsidiaries which, if adversely determined, would result in a material judgment not substantially covered by insurance or would otherwise have a material adverse effect on the assets, business, financial condition, or prospects of the Company or any of the Guaranty Subsidiaries.

     7. The execution and delivery by each of the Company and the Guaranty Subsidiaries of the Credit Documents to which it is a party and the performance by each of the Company and the Guaranty Subsidiaries of its obligations thereunder will not violate Regulations G, U, or X of the Board of Governors of the Federal Reserve System.

     8. For purposes of the opinion set forth in this paragraph, it is assumed that the State of New York is the location of negotiation of and of contracting of the Credit Documents and of

Page 11
November ____, 1994

the principal place of business of Morgan, Chemical Bank, and Credit Lyonnais New York Branch, and that the Credit Documents require that the obligations to the Banks arising thereunder be paid in the State of New York. Based on and subject to the foregoing, as well as the relevant qualifications and assumptions set forth above, we are of the opinion that, in any action or proceeding arising out of or relating to the Credit Documents in any court of The Commonwealth of Massachusetts or in any federal court sitting in The Commonwealth of Massachusetts, such court would recognize and give effect to the provisions of the Credit Documents that they shall be governed by and construed and interpreted (or enforced) in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York, except with respect to: (i) laws, rules, regulations, court decisions, and constitutional requirements of The Commonwealth of Massachusetts deemed to express paramount public policy; (ii) matters governed by the provisions of Chapter 93A of the Massachusetts General Laws.
                                   Very truly yours,

                                   HILL & BARLOW, a Professional
                                    Corporation


                                   By:__________________________
                                      Richard S. Chute, a
                                      Member of the firm

                                                                  EXHIBIT M-2 TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT





                               November ____, 1994



                                                                   (312)201-2693


Morgan Guaranty Trust Company of New York,
 as Agent
60 Wall Street
New York, New York 10015

and

The First National Bank of Boston,
 as Collateral Agent
150 Royall Street
Canton, Massachusetts 02021

and

Morgan Guaranty Trust Company of New York
23 Wall Street
New York, New York 10015

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Credit Lyonnais New York Branch
c/o Credit Lyonnais Representative Office
53 State Street
Boston, Massachusetts 02109

November ____, 1994
Page 2

Credit Lyonnais Cayman Island Branch
c/o Credit Lyonnais Representative Office
53 State Street
Boston, Massachusetts 02109

Mellon Bank, N.A.
Mellon Bank Center
1735 Market Street, 6th Floor
Philadelphia, Pennsylvania 19101

Chemical Bank
4 New York Plaza
New York, New York 10004-2477

The Daiwa Bank, Limited
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Bank Hapoalim B.M.
70 Federal Street
Boston, Massachusetts 02110

Shawmut Bank, N.A.
One Federal Street
Boston, Massachusetts 02211

NationsBank, N.A.
10 Light Street
Baltimore, Maryland 21201

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Deutsche Bank AG
New York Branch/Cayman Islands Branch
31 West 52nd Street
New York, New York 10019

November ____, 1994
Page 3

Fleet Bank of Massachusetts
75 State Street
Boston, Massachusetts 02109

BayBank Boston, N.A.
175 Federal Street - 10th Fl.
Boston, Massachusetts 02110

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303

as Banks under the Confirmation and Amendment referred to below.

Ladies and Gentlemen:

     We have acted as counsel to Heitman Financial Ltd., an Illinois corporation (the "Company") and a wholly-owned subsidiary corporation of United Asset Management Corporation, a Delaware Corporation ("UAM"), in connection with the preparation, execution, and delivery of the Guaranty and Security Documents Confirmation and Amendment dated as of November ____, 1994 (the "Confirmation and Amendment") by and among UAM, the Company, the other Guaranty Subsidiaries, and Morgan Guaranty Trust Company of New York, The First National Bank of Boston, Credit Lyonnais New York Branch, Credit Lyonnais Cayman Island Branch, Mellon Bank, N.A., Chemical Bank, The Daiwa Bank, Limited, Bank Hapoalim B.M., Shawmut Bank, N.A., NationsBank, N.A., Brown Brothers Harriman Co., and Deutsche Bank AG New York Branch/Cayman Islands Branch, Fleet Bank of Massachusetts, BayBank Boston, N.A. and Wachovia Bank of Georgia, N.A. (the "Banks"), and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent"). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Confirmation and Amendment. The Company has instructed us to prepare this opinion and deliver it to the Agents and the Banks for their benefit.

     As such counsel, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the following:

          (a)  the Confirmation and Amendment;

          (b) a copy, certified as of a recent date by the Secretary of State of the State of Illinois, of the charter documents of the
Company:

November ____, 1994
Page 4

          (c) a certificate of recent date of the Secretary of State of the State of Illinois as to the incorporation, legal existence, and good standing of the Company;

          (d) a copy, certified as of the date of the Confirmation and Amendment by the Secretary or Assistant Secretary of the Company, of the By-Laws of the Company;

          (e) a copy, certified as of the date of the Confirmation and Amendment by the Secretary or Assistant Secretary of the Company, of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of the Confirmation and
               Amendment:

          (f) a certificate dated as of the date of the Confirmation and Amendment of the Secretary or Assistant Secretary of the Company as to the incumbency and signatures of officers of the Company; and

          (g) such other certificates, documents, and records as we have deemed necessary for the purposes of this opinion.

     We have also examined and relied upon the representations, warranties, and agreements as to matters of fact contained in the Confirmation and Amendment and in certificates delivered to you and to us in connection therewith and herewith.

     We have assumed the genuineness of all signatures (other than those of the Company and the officer(s) signing certificates on behalf of the Company), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such letter documents. We have assumed the validity and binding effect of the Confirmation and Amendment under the substantive law of the State of New York, the jurisdiction whose law has been chosen by the parties as governing the Confirmation and Amendment.

     Our opinions expressed in paragraph 1. below, insofar as they relate to the legal existence and good standing of the Company, are based solely on the certificate referred to in clause (c) of the second paragraph of this opinion and are limited accordingly, and, as to such matters, our opinion is rendered as of the date of such certificate, and, as to such matters, from the date of such certificate to the date hereof, our opinion is rendered to our knowledge based on due inquiry of the Company.

     We have acted as special counsel to the Company with respect to particular matters as to which we have been consulted by it, although in rendering this opinion we have not made any

November ____, 1994
Page 5

independent review or investigation of any litigation, proceeding, or investigation pending, or threatened, against the Company, or of any agreement or instrument binding on the Company, except that we have made inquiries with respect to such matters and have relied upon representations of an officer of the Company and nothing has come to our attention relating to the Company leading us to question the accuracy of such information.

     We have assumed that the Agent, the Collateral Agent, and each of the Banks has all requisite power and authority and has taken all necessary action to enter into, execute, and deliver the Confirmation and Amendment and to effect the transactions contemplated by the Confirmation and Amendment and that the Confirmation and Amendment constitutes the legal, valid, and binding obligation of the Agent, the Collateral Agent, and each of the Banks. We have assumed that the Agent, the Collateral Agent, and each of the Banks has all requisite power and authority under any law or regulation of the United States of America or any political subdivision thereof to enter into the transactions contemplated by the Confirmation and Amendment.

     The opinions expressed herein are qualified to the extent that the validity or enforceability of any provision of the Confirmation and Amendment may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and conveyance, and other similar laws of general application relating to or affecting the rights and remedies of creditors and secured parties generally, which laws may be in effect from time to time, (ii) general principles of equity, whether applied in a proceeding in equity or at law, (iii) the application by courts of competent jurisdiction of laws, rules, regulations, court decisions, and constitutional requirements deemed to have a paramount public interest, (iv) limitations on the legality, validity, binding effect, or enforceability of waivers, provisions in the nature of penalties, rights of set-off, exculpatory provisions, and indemnification provisions contained in the Confirmation and Amendment to the extent the same may be limited by public policy, equitable principles, or applicable laws, rules, regulations, court decisions, and constitutional requirements, and (v) an duty of good faith or commercial reasonableness.

     We are members of the bar of the State of Illinois and do not express any opinion with respect to the laws or the regulations of any jurisdiction other than the federal laws of the United States of America and the laws of the State of Illinois.

     We call to your attention that the Confirmation and Amendment states that it shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New york without reference to conflict of laws rules, and that we are not qualified to practice in the State of New York, and therefore, as we express no opinion on the laws and the regulations of the State of New York, the opinions expressed in the second sentence of paragraph 3. below and the opinions expressed in paragraph 4. below are subject to the qualification that they may be affected by the applicability of the laws of the State of New York.

November ____, 1994
Page 6

in respect of which, with your approval, and without consulting New York counsel, we are expressing no opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and the Company has all requisite corporate power to own its property and to conduct its business as now conducted. The Company is not required to be qualified as a foreign corporation in any state in which it is not qualified and in which the failure to qualify would have a material adverse effect upon its business, operations, or property.


     2. The execution and delivery by the Company of the Confirmation and Amendment and the performance by the Company of its obligations thereunder are within the corporate power and authority of the Company, have been authorized by proper corporate proceedings of the Company, and do not contravene any presently existing provision of law of the United States of America or the State of Illinois or the Restated Articles of Incorporation or the By-Laws of the Company, or, to our knowledge, based on due inquiry of the Company and a review of our files, contravene any provision of, or constitute a default or an event of default under, any other agreement or instrument known to us and binding on the Company.

     3. The Company duly executed and delivered the Confirmation and Amendment. The Confirmation and Amendment is the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms.

     4. The execution, deliver, and performance of the Confirmation and Amendment by the Company and the transactions contemplated thereby as to the Company do not require any approval or consent of, or the filing or registration with, any governmental or other agency or authority.

     5. To our knowledge, based on due inquiry of the Company and a review of our files, there is no litigation, proceeding, or investigation pending, or threatened in writing (including, without limitation, by the Internal Revenue Service or any other governmental agency), against the Company which, if adversely determined, would result in a material judgment not substantially covered by insurance or would otherwise have a material adverse effect on the assets, business, financial condition, or prospects of the Company.


                                        Very truly yours,

                                                                    EXHIBIT N TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT
UAM ASSETS UNDER MANAGEMENT HISTORY


                                                                                          GROSS         TOTAL
               DATE      ASSETS AT        ASSETS AT                         PERCENT     CONTRACTS    AMORTIZATION   NET CONTRACTS
AFFILIATE    ACQUIRED   ACQUISITION        6/30/94           CHANGE         CHANGE      AT 6/30/94     AT 6/30/94     AT 6/30/94
---------   ---------- -------------    --------------     -----------     ---------  -------------  ------------- -----------------
AIM           5/85        869,728,000      1,042,337,000      172,609,000     19.8%       9,291,000      7,548,000       1,743,000
BHMS          1/88      4,957,000,000     14,846,700,000    9,889,700,000    199.5%     106,088,000     45,282,000      60,806,000
CGI           5/89        211,000,000        964,443,000      753,443,000    357.1%      10,287,000      4,291,000       5,996,000
C&B           2/86      2,306,000,000      5,746,870,000    3,440,870,000    149.2%      39,062,000     19,171,000      19,891,000
DWIGHT        1/94      5,000,000,000      5,924,299,000      924,299,000     18.5%      13,801,000        416,000      13,385,000
DSI/HTI       5/89      3,400,000,000      3,560,679,000      160,679,000      4.7%      21,373,000      7,190,000      14,183,000
FMA           6/86        474,000,000        915,555,000      441,555,000     93.2%       6,496,000      4,531,000       1,965,000
FPA           6/91      2,700,000,000      3,626,022,000      926,022,000     34.3%      51,032,000     10,636,000      40,396,000
GSB          12/93      2,400,000,000      2,346,537,000      (53,463,000)    -2.2%      35,724,000      1,623,000      34,101,000
HMH          12/86      1,432,659,000      1,196,883,000     (235,776,000)   -16.5%      20,164,000     12,275,000       7,889,000
HA&A          2/84        818,328,000        461,854,000     (356,474,000)   -43.6%       8,751,000      8,751,000               0
HJ            8/84        747,721,000      1,711,626,000      963,905,000    128.9%      16,339,000     15,396,000         943,000
ICM          12/86      2,001,000,000      3,260,287,000    1,259,287,000     62.9%      19,410,000      9,786,000       9,624,000
TJIM         12/92      1,400,000,000      1,501,591,000      101,591,000      7.3%        22407000        2483000      19,924,000
L&B           6/92      1,686,547,000      2,007,090,000      320,543,000     19.0%        32748000        5705000      27,043,000
NBZ           8/83        217,561,000        497,877,000      280,316,000    128.8%       3,680,000      2,849,000         831,000
NAM           9/90      4,282,877,000      7,672,771,000    3,389,894,000     79.1%      55,020,000     13,121,000      41,899,000
NCM           1/86        998,118,000      1,347,930,000      349,812,000     35.0%      16,005,000      8,302,000       7,703,000
NWQ          10/92      4,704,621,000      4,819,502,000      114,881,000      2.4%        96076000       13713000      82,363,000
OCM           6/86      1,680,291,000      1,330,768,000     (349,523,000)   -20.8%      22,726,000     13,970,000       8,756,000
PRC           3/93      1,367,000,000      1,459,032,000       92,032,000      6.7%        10761000      1,131,000       9,630,000
RHJ           5/87        683,000,000        720,742,000       37,742,000      5.5%       8,961,000      4,702,000       4,259,000
TRC          12/86        853,126,000        598,651,000     (254,475,000)   -29.8%      18,502,000      7,540,000      10,962,000
SIRACH        1/89        747,314,000      4,398,970,000    3,651,656,000    488.6%      14,337,000      7,940,000       6,397,000
SUFFOLK       7/94        875,000,000         **
TCA           8/91        158,000,000          *
SCM          12/84        548,000,000      1,342,465,000      794,465,000    145.0%      13,894,000      6,199,000       7,695,000
TSW          12/84      1,334,511,000      3,608,105,000    2,273,594,000    170.4%      16,522,000      7,867,000       8,655,000




*        Trinity Capital Advisors 6/30/94 assets under management are included with SCM.
**       Acquired 7/14/94


                                                                    EXHIBIT O TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                                  INDEBTEDNESS



     1. Money Market Loans made to the Company by JP Morgan in the following principal amounts and maturing on the following dates:

                                             Principal           Maturity
                                              Amount               Date
                                             ---------           --------

                                             $20,000,000         11/28/94

     2. Money Market Loans made to the Company by Mellon in the following principal amounts and maturing on the following dates:

                                             Principal           Maturity
                                              Amount               Date
                                             ---------           --------

                                             $10,000,000         12/08/94